As filed with the Securities and Exchange Commission on April 29, 2010

Registration Nos. 033-95354
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 21	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 39	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

William A. Schalekamp
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
W. Thomas Conner
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW, Washington, DC 20004-2415

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2010 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2010 to the Prospectus dated May 1, 2010 for the

Century II Variable Universal Life Insurance Contract

CONNECTICUT

For Contracts sold in the state of Connecticut, we change the Prospectus as follows to provide for the Right to Exchange provision:

♦	Add the following paragraph to Transfer Privilege on page 32 of the Prospectus.

Right to Exchange — The Right to Exchange provision allows you to exchange the Contract for one that provides benefits that don’t vary based on the performance of the Funds. Once within the first 24 months of the Contract or within 24 months following the effective date of an increase to the Specified Amount, you may exercise a one-time Right to Exchange by requesting that this Contract be exchanged for any flexible premium fixed benefit policy we offer for exchange on the Contract Date.

5630	5-01b

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Variable Life Separate Account

Supplement dated May 1, 2010 to the Prospectus dated May 1, 2010 for the

Century II Variable Universal Life Insurance Contract

MARYLAND

For Contracts sold in the state of Maryland, we change the Prospectus as follows:

♦	Add the following wording after the “Guaranteed Payment Period and Guaranteed Monthly Premium” section of the Prospectus on page 44:

No-Lapse Monthly Premium and No-Lapse Payment Period — In addition to the Guaranteed Payment Period described above, there is a fifteen year No-Lapse Payment Period. A No-Lapse Payment Period is the period during which we guarantee that the Contract will not lapse if the amount of total Premiums you pay is greater than or equal to the sum of:

(1)	the accumulated No-Lapse Monthly Premiums in effect on each prior Monthly Anniversary Date; and

(2)	an amount equal to the sum of any partial surrenders taken and Indebtedness under the Contract.

The No-Lapse Payment Period is fifteen years following the Contract Date and fifteen years following the effective date of an increase in the Specified Amount. The Contract shows the No-Lapse Monthly Premium. The per $1,000 No-Lapse Monthly Premium factors for the Specified Amount vary by risk class, issue Age and sex.  We include additional Premiums for substandard ratings and supplemental and/or rider benefits in the No-Lapse Monthly Premium. However, upon a change to the Contract, we will recalculate the No-Lapse Monthly Premium, will notify you of the new No-Lapse Monthly Premium and amend your Contract to reflect the change.

♦	Add the following paragraph to the “Premium Payments Upon Increase in Specified Amount” section on page 45 of the Prospectus:

A new No-Lapse Payment Period begins on the effective date of an increase in Specified Amount. You will be notified of the new No-Lapse Monthly Premium for this period.

♦	Delete the “After the Guaranteed Payment Period” section on page 45 of the Prospectus and replace it with the following:

After the Guaranteed Payment Period but During the No-Lapse Payment Period — A Grace Period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Date are less than required to guarantee the Contract will not lapse during the No-Lapse Payment Period.

After the No-Lapse Period A Grace Period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. You must pay a Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions during the Grace Period to keep the Contract in force.

♦	Add the following paragraph to the “Changes in Specified Amount” section on page 48 of the Prospectus:

In addition, a new No-Lapse Payment Period begins on the effective date of the increase and will continue for fifteen years. We will recalculate the Contract’s No-Lapse Monthly Premium to reflect the increase. If a No-Lapse Payment Period is in effect, the Contract’s No-Lapse Monthly Premium will also generally be increased. See “No-Lapse Monthly Premium and No-Lapse Payment Period” above.

5629	5-01b

CENTURY II VARIABLE UNIVERSAL LIFE PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract  (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio (“Portfolio”) of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares)
Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares)
Invesco V.I. Technology Fund – Series I Shares (formerly AIM V.I. Technology Fund – Series I Shares)
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I
American Century VP Income & Growth Fund – Class I
American Century VP International Fund – Class I
American Century VP Mid Cap Value Fund – Class I
American Century VP Ultra® Fund – Class I
American Century VP Value Fund – Class I
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II
Calamos® Advisors Trust
Calamos Growth and Income Portfolio
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares (formerly Developing Leaders Portfolio – Initial Shares)
Dreyfus Stock Index Fund, Inc. – Initial Shares
The Dreyfus Socially Responsible Growth Fund Inc. – Initial Shares
Federated Insurance Series
Federated Capital Appreciation Fund II
Federated High Income Bond Fund II
Federated Prime Money Fund II
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2
VIP Freedom 2010 Portfolio – Service Class 2
VIP Freedom 2015 Portfolio – Service Class 2
VIP Freedom 2020 Portfolio – Service Class 2
VIP Freedom 2025 Portfolio – Service Class 2
VIP Freedom 2030 Portfolio – Service Class 2
VIP Freedom 2035 Portfolio – Service Class 2
VIP Freedom 2040 Portfolio – Service Class 2
VIP Freedom 2045 Portfolio – Service Class 2
VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2
Franklin Small-Mid Cap Growth Securities Fund – Class 2
Templeton Developing Markets Securities Fund – Class 2
Templeton Foreign Securities Fund – Class 2
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares
MFS® Research Series – Initial Class Shares
MFS® Research Bond Series – Initial Class Shares
MFS® Strategic Income Series – Initial Class Shares
MFS® Total Return Series – Initial Class Shares
MFS® Utilities Series – Initial Class Shares
Seligman Portfolios, Inc.
Seligman Capital Portfolio – Class 2
Seligman Communications and Information Portfolio – Class 2
Seligman Smaller-Cap Value Portfolio – Class 2

The accompanying prospectuses for the Funds describe these portfolios.  The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from two Coverage Options available under the Contract:

•	Option A: a level death benefit; and
•	Option B: a death benefit that fluctuates with the value of the Contract.

We guarantee that the Death Proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value.  If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of Premium Payments (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2010.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	4
RANGE OF PORTFOLIO OPERATING EXPENSES	10
ANNUAL PORTFOLIO OPERATING EXPENSES	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	17
KANSAS CITY LIFE INSURANCE COMPANY	17
FIXED ACCOUNT	17
THE VARIABLE ACCOUNT AND THE FUNDS	17
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	17
THE FUNDS	17
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	23
VOTING RIGHTS	23
CHARGES AND DEDUCTIONS	24
PREMIUM EXPENSE CHARGE	24
MONTHLY DEDUCTION	24
DAILY MORTALITY AND EXPENSE RISK CHARGE	26
TRANSFER PROCESSING FEE	26
SURRENDER CHARGE	26
PARTIAL SURRENDER FEE	28
NET LOAN INTEREST CHARGE	28
FUND EXPENSES	29
THE CONTRACT	29
PURCHASING A CONTRACT	29
WHO SHOULD PURCHASE A CONTRACT	29
APPLYING FOR A CONTRACT	29
OWNERSHIP	30
CHANGES OF OWNERSHIP	30
DETERMINATION OF CONTRACT DATE	30
REPLACEMENT OF EXISTING INSURANCE	31
FREE LOOK RIGHT TO CANCEL CONTRACT	31
ALLOCATIONS AND TRANSFERS	31
PREMIUM ALLOCATIONS AND CREDITING	31
TRANSFER PRIVILEGE	32
DOLLAR COST AVERAGING PLAN	34
PORTFOLIO REBALANCING PLAN	34
CHANGES IN THE CONTRACT OR BENEFITS	35
SUPPLEMENTAL AND/OR RIDER BENEFITS	35
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	43
PREMIUM PAYMENTS	43
PREMIUMS	43
PREMIUM PAYMENTS TO PREVENT LAPSE	45
HOW YOUR CONTRACT VALUES VARY	45
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	46
DETERMINING THE CONTRACT VALUE	46
CASH SURRENDER VALUE	47

COMPANY HOLIDAYS	47
DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	47
AMOUNT OF DEATH PROCEEDS	47
COVERAGE OPTIONS	47
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	48
CHANGES IN COVERAGE OPTION	48
CHANGES IN SPECIFIED AMOUNT	48
SELECTING AND CHANGING THE BENEFICIARY	49
CASH BENEFITS	49
CONTRACT LOANS	49
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	51
PARTIAL SURRENDERS	51
MATURITY BENEFIT	52
PAYMENT OPTIONS	52
PAYMENT OF PROCEEDS	52
REINSTATEMENT	53
TAX CONSIDERATIONS	53
INTRODUCTION	53
TAX STATUS OF THE CONTRACT	54
TAX TREATMENT OF CONTRACT BENEFITS	54
POSSIBLE TAX LAW CHANGES	57
OUR INCOME TAXES	57
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	57
SALE OF THE CONTRACTS	57
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	58
LITIGATION	59
CHANGE OF ADDRESS NOTIFICATION	59
FINANCIAL STATEMENTS	59
DEFINITIONS	61
APPENDIX – MAXIMUM SURRENDER CHARGE FACTORS	64
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	65

SUMMARY OF THE CONTRACT

The Contract is an individual Flexible Premium Variable Life Insurance Contract.  As long as it remains in force it provides lifetime insurance protection on the Insured until the Maturity Date.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits.  We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force and prior to the Contract’s Maturity Date.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See “APPLYING FOR A CONTRACT”)

•	There are two Coverage Options available:

•	Option A--at least equal to the Specified Amount.
•	Option B--at least equal to the Specified Amount plus Contract Value. (See “COVERAGE OPTIONS”)

•
There is flexibility to change the Coverage Option and Specified Amount.  (See “CHANGES IN COVERAGE OPTION” for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Indebtedness from the amount payable.

Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 6% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS”)

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS”)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  We will assess a surrender charge for any resulting reduction in the Specified Amount.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS”)

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits.  We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code.  Therefore, the death benefit generally should be excludable from the gross income of its recipient, but may be subject to state and federal estate taxes.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender, surrender the Contract, or we pay the maturity benefit.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions. (See "TAX CONSIDERATIONS”)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "

FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See “PREMIUM PAYMENTS TO PREVENT LAPSE”)  However, we guarantee to keep the Contract in force during the first ten years of the Contract and during the ten years following the effective date of an increase in the Specified Amount as long as you meet a Premium requirement.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.

•	Disability Continuance of Insurance
•	Disability Premium Benefit Rider
•	Accidental Death Benefit
•	Option to Increase Specified Amount
•	Spouse's Term Insurance
•	Children's Term Insurance
•	Other Insured Term Insurance
•	Extra Protection
•	Monthly Benefit Rider
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider
•	Accelerated Death Benefit/Living Benefits Rider
•	Accelerated Death Benefit/Terminal Illness Rider
•	Maturity Extension Rider

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

Illustrations.  We may prepare for use in marketing and other materials tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate(s).

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contact could be significantly different from those shown even if actual returns averaged the rates used in the illustrations, but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk. If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Contract account value (in the Fixed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.

Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions, although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS”)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks.  During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered, lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See “RISK OF LAPSE”)  A surrender or partial surrender may have tax consequences.  (See “TAX CONSIDERATIONS”)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the loan balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See "TAX CONSIDERATIONS")

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract Value among the Subaccounts and the Fixed Account, completely surrender the Contract, the Contract lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Premium Expense Charge
State and Local Tax Charge	Upon receipt of each Premium Payment	2.25% of each Premium Payment	2.25% of each Premium Payment
Surrender Charge2
Deferred Sales Load	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years3	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract4	30% of actual Premiums paid up to a maximum Premium amount shown in the Contract4
Deferred Administrative Expense	Upon surrender, lapse, or decrease in the Specified Amount during the first 15 Contract Years5	$5.00 per $1,000 of Specified Amount6	$5.00 per $1,000 of Specified Amount6
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is the sum of the deferred sales load and the deferred administrative expense.
3 If you increase the Contract’s Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
4 During the first 15 Contract Years (or the 15 years following an increase in Specified Amount), the deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract.  We base the maximum Premium amount shown in a Contract on the issue age, sex, Specified Amount and smoking class of the Insured.  The deferred sales load decreases after the 9th Contract Year to 0% in the 15th Contract Year.
5 If you increase the Contract’s Specified Amount, a separate deferred administrative expense will apply to the Specified Amount increase, based on the Insured’s Age and sex at the time of the increase.
6 During the first 5 Contract Years, the deferred administrative expense is $5.00 per $1,000 of Specified Amount and grades down to zero at the end of 15 years as shown below:

End of Contract Year	1-5	6	7	8	9	10	11	12	13	14	15
Charge per $1,000 of Specified Amount:	$5.00	$4.50	$4.00	$3.50	$3.00	$2.50	$2.00	$1.50	$1.00	$0.50	$0.00

End of Contract Year means completed Contract Years or number of completed years following an increase in Specified Amount.  The deferred administrative expense applies at the end of each Contract Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Cost of Insurance7
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of net amount at risk8	$0.05 - $26.63 per $1,000 of net amount at risk8
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.13 per $1,000 of net amount at risk8	$0.13 per $1,000 of net amount at risk8
Monthly Expense Charge9
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$6.00	$6.00
Acquisition Charge	On the Contract Date and on each Monthly Anniversary Day for the first Contract Year10	$20.00	$20.00
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge11	At the end of each Contract Year	2%	2%

7 Costs of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
8 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
9 The monthly expense charge is the sum of the maintenance charge and the acquisition charge.
10 The acquisition charge is also assessed for 12 months following the effective date of an increase in Specified Amount.
11 The maximum guaranteed and current net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Indebtedness (6%) and the amount credited to the Loan Account (4%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 6%.  Therefore, the net cost of a preferred loan is 0% per year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Optional Rider Charges12
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk8	$0.01 - $0.32 per $1,000 of net amount at risk8
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk8	$0.01 per $1,000 of net amount at risk8
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05 - $0.18 per $1,000 of rider coverage amount	$0.05 - $0.18 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.15 per $1,000 of rider coverage amount	$0.15 per $1,000 of rider coverage amount

12 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex, and risk class, and may vary based on Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes, and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Service Center.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.06 - $26.63 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.13 per $1,000 of rider coverage amount
Extra Protection Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $26.63 per $1,000 of rider coverage amount	$0.05 - $20.36 per $1,000 of rider coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.13 per $1,000 of rider coverage amount	$0.07 per $1,000 of rider coverage amount
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.46 per $100 of coverage amount for a 20 year payout	$1.40 per $100 of coverage amount for a 20 year payout

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1,000 of net amount at risk8 multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk8 multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 32 year-old male Preferred Nonsmoker and a Contract with a $250,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk8 multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 per $1,000 of net amount at risk8 multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	No Charge
Accelerated Death Benefit/Terminal Illness Rider
On payment of the accelerated death benefit
$200 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

$0 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

Maturity Extension Rider	NA	No Charge	No Charge

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS.”

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2009.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES13

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.29%	1.85%14

13 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
14 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2009.

ANNUAL PORTFOLIO OPERATING EXPENSES15

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

15 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2009.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares)	0.62%	NA	0.29%	0.01%16	0.92%17	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares)	0.61%	NA	0.29%	0.02%16	0.92%17	NA	NA
Invesco V.I Technology Fund – Series I Shares (formerly AIM V.I. Technology Fund – Series I Shares)	0.75%	NA	0.44%	0.01%16	1.20%17	NA	NA

16 Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests.  You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies.  As a result, the Net Annual Fund Operating Expenses listed above may exceed the expense limit numbers.  The impact of the acquired Fund fees and expense are included in the total returns of the Fund.
17 The Fund's advisor has contractually agreed, through at least April 30, 2011, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets.  In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;  (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.  The Board of Trustees or Invesco Advisers, Inc. may mutually agree to terminate the fee waiver agreement at any time.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.36%	NA	0.01%	0.01%	1.38%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.48%	0.25%	0.01%	NA	0.74%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.56%	NA18	1.31%	NA	NA

18 For the year ended December 31, 2009 the Fund’s Other Expenses included less than 1 basis point of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.05%	NA	0.80%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares (formerly Developing Leaders Portfolio – Initial Shares)	0.75%	NA	0.11%	NA	0.86%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.04%	NA	0.29%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.14%	NA	0.89%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Capital Appreciation Fund II	0.85%	0.25%	0.75%	NA	1.85%	0.67%	1.18%
Federated High Income Bond Fund II	0.60%	NA	0.45%	NA	1.05%	0.20%	0.85%
Federated Prime Money Fund II	0.50%	NA	0.57%	NA	1.07%	0.40%	0.67%

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.56%	0.25%	0.11%	NA	0.92%19	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.46%	0.71%20	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.59%	0.84%20	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.60%	0.85%20	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%20	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%20	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.69%	0.94%20	NA	NA
VIP Freedom 2035 Portfolio – Service Class 221	NA	0.25%	0.00%	0.70%	0.95%20	NA	NA
VIP Freedom 2040 Portfolio – Service Class 221	NA	0.25%	0.00%	0.71%	0.96%20	NA	NA
VIP Freedom 2045 Portfolio – Service Class 221	NA	0.25%	0.00%	0.71%	0.96%20	NA	NA
VIP Freedom 2050 Portfolio – Service Class 221	NA	0.25%	0.00%	0.73%	0.98%20	NA	NA

19 A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses.  In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90%.  These offsets may be discontinued at any time.
20 Fidelity Management & Research Company has voluntarily agreed to reimburse Initial Class, Service Class, and Service Class 2 of each Fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%, 0.10% and 0.25% for Initial Class, Service Class and Service Class 2, respectively.
21 This Fund commenced operations on April 8, 2009.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund – Class 2	0.80%	0.25%	0.31%	NA	1.36%	0.21%22	1.15%
Franklin Small-Mid Cap Growth Securities Fund – Class 2	0.51%	0.25%	0.30%	0.01%	1.07%	0.01%23	1.06%
Templeton Developing Markets Securities Fund – Class 2	1.25%	0.25%	0.21%	0.02%	1.73%	0.01%23	1.72%
Templeton Foreign Securities Fund – Class 2	0.64%	0.25%	0.15%	0.02%	1.06%	0.01%23	1.05%

22 The investment manager and administrator have contractually agreed to waive or limit their respective fees so that the increase in investment management and fund administration fees paid by the Fund is phased in over a five year period, starting on May 1, 2007, with there being no increase in the rate of such fees for the first year ended April 30, 2008. For each of four years thereafter through April 30, 2012, the investment manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administration fees will then be in effect. Based on Fund total assets of $383.9 million on December 31, 2009, it is estimated that the increase for the year ending April 30, 2011 will be 0.11%, which is a 0.06% increase in the management fee and a 0.05% increase in the administration fee, for common annual Fund operating expenses (i.e., a combination of investment management fees, fund administration fees, and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) of 1.01%. In future years the fee rates will vary in accordance with the fee rate schedules and Fund assets.
23 The manager and administrator have agreed in advance to reduce their fees as a result of the Fund’s investment in a Franklin Templeton money market fund (the Sweep Money Fund which is the "acquired fund" in this case). This reduction is required by the Trust’s board of trustees and an exemptive order by the Securities and Exchange Commission; this arrangement will continue as long as the exemptive order is relied upon.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.30%24	0.01%	0.96%	0.05%	0.91%25
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.74%26	N/A	1.39%	0.36%	1.03%27
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.36%	NA	0.91%	0.11%	0.80%28

24 On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Mid Cap Value Portfolio where the accounting survivor is the JPMorgan Mid Cap Value Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.
25 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.
26 On 4/24/09 the Portfolio was involved in a reorganization with the JPMorgan Small Company Portfolio where the accounting survivor is the JPMorgan Small Company Portfolio.  Because of the reorganization, "Other Expenses" have been calculated based on the actual other expenses incurred by the accounting survivor in the most recent fiscal year prior to the reorganization and incurred by the Portfolio thereafter, except that the accounting survivor's expenses have been restated to reflect the Portfolio's fund administration fee.
27 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.
28 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Portfolio Annual Operating Expenses After Reimbursement of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.   This contract continues through 4/30/11, at which time, the Service Providers will determine whether or not to renew or revise it.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust-
MFS® Growth Series – Initial Class Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.15%	NA	0.90%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.12%	NA	0.62%	NA	NA
MFS® Strategic Income Series – Initial Class Shares	0.70%	NA	0.48%	NA	1.18%	0.38%29	0.80%
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.07%	NA	0.82%	NA	NA
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.09%	NA	0.82%	NA	NA

29 MFS has agreed in writing to bear the Fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses such that “Total Portfolio Annual Operating Expenses After Reimbursement” do not exceed 0.80% of the Fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by a vote of the Fund’s Board of Trustees, but such agreement will continue until at least April 30, 2011.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Seligman Portfolios, Inc.30
Seligman Capital Portfolio – Class 2	0.36%	0.25%	0.97%	NA	1.58%	0.34%31	1.24%31
Seligman Communications and Information Portfolio – Class 2	0.71%	0.25%	0.36%	NA	1.32%	0.08%31	1.24%31
Seligman Smaller-Cap Value Portfolio – Class 2	0.94%	0.25%	0.28%	NA	1.47%	0.20%32	1.27%32

30 The expense ratios have been adjusted to reflect current fees.
31 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.24% for Class 2.
32 The investment manager and its affiliates have contractually agreed to waive certain fees and to reimburse certain expenses (other than acquired fund fees and expenses, if any) until April 30, 2011, unless sooner terminated at the sole discretion of the Fund’s Board of Directors. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding acquired fund fees and expenses, if any) will not exceed 1.27% for Class 2.

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE")  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of Portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objectives of each of the Portfolios are described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Capital Appreciation Fund – Series I Shares (formerly AIM V.I. Capital Appreciation Fund – Series I Shares) (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests primarily in equity securities of issuers of all market capitalizations.

Invesco V.I. Core Equity Fund – Series I Shares (formerly AIM V.I. Core Equity Fund – Series I Shares) (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in equity securities.

Invesco V.I. Technology Fund – Series I Shares (formerly AIM V.I. Technology Fund – Series I Shares) (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities of issuers engaged primarily in technology-related industries.  Effective July 31, 2010, the preceding sentence will be replaced by the following:  The Fund invests, under normal circumstances, at least 80% of net assets (plus borrowings for investment purposes) in securities of issuers engaged primarily in technology-related industries.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Global Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Asset Management, Inc.).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.). The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the Fund normally invests at least 80% of its assets in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the Fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains. The Fund typically sells a stock when the portfolio manager believes there is a significant adverse change in a company’s business fundamentals that may lead to a sustained impairment in earnings prospects.

Opportunistic Small Cap Portfolio – Initial Shares (formerly Developing Leaders Portfolio – Initial Shares) (Manager: The Dreyfus Corporation).  The Fund seeks capital growth. Effective on or about April 19, 2010, the Fund will normally invest at least 80% of its net assets in the stocks of small-cap companies and the Fund will consider small-cap companies to be those companies with market capitalizations that fall within the range of companies in the Russell 2000 Index, at the time of purchase. As if 12/31/09, the market capitalization range of the Russell 2000 Index was approximately $13 million to $5 billion. The Fund will be able to invest up to 20% of its asset in stocks of companies with market capitalizations outside the new range. Effective February 8, 2010, stocks are selected for the Fund’s portfolio based primarily on bottom-up fundamental analysis. The Fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the Fund’s investable universe. The Fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the Fund’s portfolio to reflect new developments.  In general, the Fund’s portfolio managers seek exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint. The Fund’s sector weightings and risk characteristics are a result of bottom-up fundamental analysis and may vary from those of the Russell 2000 Index, the Fund’s benchmark, at any given time. The Russell 2000 Index is an unmanaged index that measures the performance of the small capitalization sector of the U.S. equity market.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue this goal, the Fund generally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index.  The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.  The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors) divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund also may use stock index futures as a substitute for the sale or purchase of securities.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the Fund, under normal circumstances, invests at least 80% of its assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards determined as described below and conduct their business in a manner that contributes to the enhancement of the quality of life in America.  The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including:  value, or how a stock is priced relative to its perceived intrinsic worth; growth, in this case the sustainability or growth of earnings; and financial profile, which measures the financial health of the company.  Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio managers manage risk by diversifying across companies, industries and sectors, seeking to dilute the potential adverse impact from a decline in value of any one stock, industry or sector.

Federated Insurance Series

Federated Capital Appreciation Fund II (Manager: Federated Equity Management Company of Pennsylvania).  The investment objective of the Federated Capital Appreciation Fund II is to seek capital appreciation by investing primarily in equity securities of large- and mid-cap companies.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of short-term, high-quality, fixed-income securities issued by banks, corporations and the U.S. government. The Fund will have a dollar-weighted average portfolio maturity of 90 days or less.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company; Sub-Investment Advisors:  FMR Co., Inc., Fidelity Management & Research (U.K.), Inc., Fidelity Research & Analysis Company; Fidelity Investments Japan Limited; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc.).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund – Class 2 (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth Securities Fund – Class 2 (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets Securities Fund – Class 2 (Manager: Templeton Asset Management Ltd.).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

Templeton Foreign Securities Fund – Class 2 (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" mean net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Research Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Research Bond Series – Initial Class Shares (Manager:  MFS® Investment Management). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Strategic Income Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The Fund’s objective may be changed without shareholder approval.

MFS® Total Return Series – Initial Class Shares (Manager:  MFS® Investment Management).  The Fund's investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

MFS® Utilities Series – Initial Class Shares (Manager:  MFS® Investment Management). The Fund's investment objective is to seek total return. The Fund’s objective may be changed without shareholder approval.

Seligman Portfolios, Inc.

Seligman Capital Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Fund’s investment objective is to seek to provide shareholders with capital appreciation.  The Fund invests primarily in the common stock of medium-sized U.S. companies.

Seligman Communications and Information Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Fund’s investment objective is to seek to provide shareholders with capital gain.  Under normal market conditions, the Fund will invest at least 80% of its net assets in the securities of companies operating in the communications, information, and related industries.

Seligman Smaller-Cap Value Portfolio – Class 2 (Manager:  RiverSource Investments, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.  Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in the common stock of “value” companies with smaller market capitalizations ($3 billion or less) at the time of purchase by the Fund.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

We (or our affiliates) may receive payment from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees.  (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings.  These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses than the replaced Fund. Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the

Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 2.25% premium expense charge from each Premium Payment.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.

State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See “PREMIUM ALLOCATIONS AND CREDITING”)  The Monthly Deduction consists of:

•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:

•	Standard Smoker—available issue ages 15-80
•	Standard Nonsmoker—available issue ages 0-80
•	Preferred Nonsmoker—available issue ages 15-80

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See "HOW YOUR CONTRACT VALUES VARY" for explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Cost of insurance rates for an Insured in a nonsmoker standard class are lower than rates for an Insured of the same Age and sex in a smoker standard class.  Cost of insurance rates for an Insured in a nonsmoker or smoker standard class are lower than guaranteed rates for an Insured of the same Age, sex and smoking class in a substandard risk class.

Cost of Insurance Rates for Increases.  We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS”)  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

We determine the net amount at risk associated with a Specified Amount increase by determining the percentage that the Specified Amount increase bears to the Contract's total Specified Amount immediately following the increase.  The resulting percentage is the part of the Contract's total net amount at risk that we attribute to the Specified Amount increase.  We attribute the remaining percentage of the Contract's total net amount at risk to the existing Specified Amount.  (For example, if the Contract's Specified Amount is increased by $100,000 and the total Specified Amount is $250,000, then we attribute 40% of the total net amount at risk to the Specified Amount increase.)  On each Monthly Anniversary Day, the net amount at risk we use to determine the cost of insurance charge associated with the Specified Amount increase is the Contract's total net amount of risk at that time, multiplied by the percentage calculated as described above.  This percentage remains fixed until the Specified Amount is changed.

Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See “DETERMINATION OF CONTRACT DATE”)  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:

•	a maintenance charge which is a level monthly charge that applies in all years. We guarantee that the maintenance charge will not exceed $6.00.
•	an acquisition charge which is a charge of $20 per Contract Month. This charge applies for the first Contract Year and for 12 months following the effective date of an increase in Specified Amount.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account.  Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.

•	Disability Continuance Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Extra Protection. We assess a monthly charge per $1,000 of rider coverage amount.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.
•
Accelerated Death Benefit/Terminal Illness Rider.  We assess a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

•	Maturity Extension Rider. We do not assess a charge for this rider.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The current charge is at an annual rate of 0.90% of net assets.  We guarantee that this rate will not increase for the duration of a Contract.

The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge. Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free. We will assess a $25 transfer processing fee for each additional transfer. For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years or the fifteen years following an increase in Specified Amount, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered; lapses, or the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount).  The surrender charge deducted upon a reduction in Specified Amount is calculated as if the amount of the reduction is the amount surrendered.  The surrender charge is the sum of two parts:

•	the deferred sales load; and
•	the deferred administrative expense.

The total surrender charge will not exceed the maximum surrender charge set forth in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  For purposes of calculation surrender charges deducted upon a decrease in Specified Amount due to a partial surrender, we allocate Premiums paid based upon the proportion that the "coverage premium weighting factor" for the initial Specified Amount and each decrease bears to the total "coverage premium weighting factor" for the Contract.  The "coverage premium weighting factor" is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  (See "CHANGES IN SPECIFIED AMOUNT")  Also, for purposes of calculating the surrender charge, decreases in Specified Amount are taken on a "last-in, first-out" (LIFO) basis.

We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

•	Premiums paid are equal to or only slightly higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

Deferred Sales Load. The purpose of the deferred sales load is to reimburse us for some of the expenses we incur in the distribution of the Contracts.  The maximum deferred sales load is 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract. We base the maximum Premium amount shown in the Contract on the issue age, sex, Specified Amount and smoking and risk class applicable to the Insured.  (See the Appendix for a chart that shows the maximum deferred sales load factor per $1,000 of Specified Amount for male and female smoker and non-smoker Insureds of varying ages in the standard risk class.)  If you increase the Contract's Specified Amount, a separate deferred sales load will apply to the Specified Amount increase, based on the Insured's Age, sex and smoking and risk class at the time of the increase.

The deferred sales load in the first nine years of the surrender charge period is 30% of actual Premiums paid up to the maximum Premium amount shown in the Contract.  After the ninth year of the surrender charge period, the deferred sales load declines until it reaches 0% in the fifteenth year of the surrender charge period.

Deferred Administrative Expense. The deferred administrative expense partially covers the administrative costs of the Contracts as well as other overhead costs connected with our variable life insurance operations.

The Table below shows the deferred administrative expense we deduct if the Contract is completely surrendered, lapses or if the Specified Amount is reduced (including when a partial surrender reduces the Specified Amount) during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.  The deferred administrative expense is a dollar amount per $1,000 of Specified Amount and grades down to zero at the end of fifteen years.

Table of Deferred Administrative Expenses per $1,000 of Specified Amount

End of Year*	Deferred Administrative Expense
1-5	5.00
6	4.50
7	4.00
8	3.50
9	3.00
10	2.50
11	2.00
12	1.50
13	1.00
14	0.50
15	0.00

* End of year means number of completed Contract Years or number of completed years following an increase in Specified Amount.

After the fifth year, we will prorate monthly the deferred administrative expense between years. The charge for the first five years is level.

Example.  Assume that a 35-year old male smoker in a risk class of Preferred purchases a Contract with a $100,000 Specified Amount.  He makes annual Premium Payments of $1,000 per year for five Contract Years.  In year five, he surrenders the Contract.

Deferred Sales Load Portion of the Surrender Charge. The deferred sales load is equal to 30% of actual Premiums paid up to a maximum Premium amount shown in the Contract of $5,040.  This maximum amount can be calculated by multiplying (i) the deferred sales load factor shown in the Appendix for a 35-year old male non-smoker in the Preferred risk class, or 50.40, by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the factors are expressed in amounts per $1,000 of Specified Amount).  Since actual Premiums paid, or $5,000, is less than the maximum Premium amount, $5,040, the deferred sales load charge is 30% of actual Premiums paid, or $1,500.

Deferred Administrative Expense Portion of the Surrender Charge. The deferred administrative expense is equal to a dollar amount per $1,000 of Specified Amount.  This amount can be calculated by multiplying (i) $5.00 (since the Contract is surrendered in year five), by (ii) $100,000 (the Specified Amount) divided by $1,000 (since the dollar amounts are expressed per $1,000 of Specified Amount).  The result equals $500.

Total Surrender Charge. The total surrender charge is equal to the sum of the deferred sales load and the deferred administrative expense.  In the above example, the total surrender charge is equal to the sum of (i) the deferred sales load, $1,500, and (ii) the deferred administrative charge, $500, or $2,000.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.  You pay this partial surrender fee on any partial surrender.  You also pay a surrender charge as described above if the partial surrender reduces the Specified Amount during the first fifteen years of the Contract or during the fifteen years following an increase in Specified Amount.

NET LOAN INTEREST CHARGE

A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 6% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (4% annually).  Preferred loans are available beginning in the eleventh Contract Year.  We credit 6% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses from Portfolio assets.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  For information about the investment advisory fees and other expenses incurred by the Portfolios, see the “Fee Table” of this Prospectus and the accompanying prospectuses for the Funds.

THE CONTRACT

Effective January 1, 2009, the Contract is no longer offered for sale.

PURCHASING A CONTRACT

The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application.  As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premium Payments will be made under a pre-authorized check payment or combined billing arrangement.  (See “PREMIUMS”)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGES OF OWNERSHIP

You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium Payment, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium with Application

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval. If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new sales charge and surrender charge period.

You should talk to your financial professional or tax adviser about the tax consequences associated with such an exchange, including whether the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or for an increase, your adjusted Contract;
•	45 days after your application for either the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund Premiums paid within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect either gains or losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Prime Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Prime Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Prime Money Fund II Subaccount during the 30-day period, and if you return the Contact during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.

ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile and electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.

We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide us with a Written Request for transfers.  (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary: to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from three to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile and electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.  We do not impose a charge for participation in this plan.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone, facsimile and electronic mail if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.  We do not impose a charge for participation in this plan.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct any monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

Disability Continuance of Insurance (DCOI)

Issue ages: 15-55, renewal through Age 59

This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured. DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)

Issue ages:  15-55, renewal through Age 59

This rider provides for the payment of the disability premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request. DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Accidental Death Benefit (ADB)

Issue ages:  5-60

This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.

Option to Increase Specified Amount (Assured Insurability - AI)

Issue ages:  0-38

This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider Contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.

Spouse's Term Insurance (STI)

Issue ages:  15-50 (Spouse's age)

This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.

Children's Term Insurance (CTI)

Issue ages:  14 Days - 17 Years (Children's ages)

This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.

Other Insured Term Insurance (OI)

Issue ages:  0-65 (Other Insured's age)

This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The coverage expires at the earlier of the Contract Anniversary on which the Insured or the Other Insured is age 95 unless an earlier date is requested.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Extra Protection (EXP)

Issue ages:  0-80

This rider provides level yearly renewable term coverage on the Insured.  The coverage expires at the Contract Anniversary on which the Insured is Age 95 unless an earlier date is requested.

Maturity Extension Rider (MER)

Issue ages:  No restrictions

This rider provides the Contract Owner with the option to delay the Maturity Date of the Contract by 20 years.  The tax consequences of extending the Maturity Date of the Contract beyond the 100th birthday of the Insured are uncertain.  You should consult a tax adviser as to such consequences.

Monthly Benefit Rider (MBR)

Issue ages: 20-55

This rider pays a monthly benefit at the death of the Insured.  The Monthly Benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the policy.  The coverage expires at the date shown in the policy.

Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue ages:  No restrictions

This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:

Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

Nursing Home Option.  This option will be available if:

•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%. We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract Indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.

We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.

Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.

If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.

Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

• your Contract must be in force and not have entered the Contract's Grace Period;
• you must elect this option in writing in a form that meets our requirements;
• your Contract cannot be assigned except to us as security for a loan; and
• we may require you to send us the Contract.

You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

Termination.  This rider terminates the earliest of:

• the date the Contract terminates for any reason;
• the date you cancel this rider;
• the date your Contract matures; or
• the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, but not both riders.

Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences.  You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)

Issue ages:  20 – 70

This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

More specifically, you may elect the confinement trigger if:

•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.

You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.

The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

• Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
• Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
• Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
• Transferring – Moving into or out of a bed, chair or wheelchair.

There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You may elect to receive benefit payments monthly or in a lump sum.

The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Benefit Base cannot exceed 90% of your Contract’s Specified Amount.

We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.

If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates or matures, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death, maturity, or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.

You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.

Your rider contains more information about the ELB.  Please read it carefully.

The contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.

You may elect either the ELB rider or the Accelerated Death Benefit/Living Benefits Rider but not both riders.  If you elect the ELB rider, you may elect the Accelerated Death Benefit/Terminal Illness Rider.

Example:

Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.

After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Policy Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Payment Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Policy Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000

Accelerated Death Benefit/ Terminal Illness Rider (TIR)

Issue ages: No restrictions

This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:

•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

The amount we pay under this benefit is equal to the accelerated death benefit less:

•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.

For Contracts with death benefit Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with death benefit Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For purposes of calculating the accelerated death benefit percentage:

"B" is the accelerated death benefit;

"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and

"D" is your Contract Value at the time we pay the accelerated death benefit.

You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

The Accelerated Death Benefit/Terminal Illness rider will terminate on the earliest of:

•	the date your Contract terminates;
•	the date we pay an accelerated death benefit;
•	the date you cancel this rider; or
•	the date your Contract matures.

Example:

Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $46,669.81 after the deduction of a $2,830.19 interest charge and a $500.00 loan repayment amount.

After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.

Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,830.19
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$46,669.81
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See “TAX CONSIDERATIONS”)

There is no charge for this rider.

ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS

The Other Insured Term Insurance and Extra Protection riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The Other Insured rider has one risk class for nonsmokers and one risk class for smokers.  The nonsmoker cost of insurance rates for this rider is generally between the Contract's preferred and standard nonsmoker rates.  The smoker cost of insurance rates is near the Contract's smoker rates.  The cost of insurance rates for the Extra Protection Rider is generally lower than the Contract's rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract's Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.

The available issue ages are 0 through 80 on a nonsmoker basis, 15 through 80 on a preferred nonsmoker basis, and 15 through 80 on a smoker basis.  Age is determined on the Contract Date based on the Insured's Age last birthday.  The minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  Acceptance of an application depends on our underwriting rules. We have the right to reject any application.

PREMIUM PAYMENTS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will set a Planned Premium amount.  This amount is only an indication of your preference in making Premium Payments.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.  (See “CHARGES AND DEDUCTIONS”)

Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premium Payments you propose to make.  (See “PLANNED PREMIUM PAYMENTS”)  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of the Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See “TAX CONSIDERATIONS”)

Your Contract may become a modified endowment contract if Premium Payments exceed the “7-Pay Test” as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERATIONS”)

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See “ALLOCATIONS AND TRANSFERS”)

General Premium Information.  We will not accept Premium Payments after the Maturity Date.  You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.

If mandated under applicable law, we may be required to reject a Premium Payment.

Planned Premium Payments.  When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium Payment entirely.  (See “PREMIUM PAYMENTS TO PREVENT LAPSE” and “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)  Subject to the minimum and maximum limits described above, you can change the amount and frequency of planned Premiums Payments at any time.

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premium Payments are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for ten years after the Contract Date and ten years after the effective date of an increase in the Specified Amount.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:

•	recalculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

Premium Payments Upon Increase in Specified Amount.  A new Guaranteed Payment Period begins on the effective date of an increase in Specified Amount. We will notify you of the new Guaranteed Monthly Premium for this period. Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments.  (See "CHANGES IN SPECIFIED AMOUNT")

PREMIUM PAYMENTS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your Contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if: there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period.  (See "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM")

After the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

Grace Period. The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force. We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See “AMOUNT OF DEATH PROCEEDS”)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “REINSTATEMENT”)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See "PREMIUM PAYMENTS TO PREVENT LAPSE," "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM" and "GRACE PERIOD")

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

We may credit a bonus on amounts in the Variable Account beginning in the 11th Contract Year.  We will credit any bonus on each Monthly Anniversary Day.  The monthly bonus equals 0.0375% (0.45% on an annualized basis) of the Contract Value in each Subaccount at the end of each Contract Month. We do not guarantee that we will credit the bonus.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contract;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.

Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor.  The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

Fixed Account Value.  On any Valuation Day, the Fixed Account Value of a Contract is the total of:

•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value.  On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Indebtedness.  (See “PREMIUM PAYMENTS TO PREVENT LAPSE” and “

MATURITY BENEFIT”)

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, we will pay the Death Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death plus written direction (from each eligible recipient of Death Proceeds) regarding how to make the death benefit payment, and any other documents, forms and information we need.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See “PAYMENT OF PROCEEDS” and “PAYMENT OPTIONS”)  We will pay the Death Proceeds to the Beneficiary.  (See “SELECTING AND CHANGING THE BENEFICIARY”)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the following:

•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; minus
•	any Indebtedness on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.

If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of two Coverage Options, which will be used to determine the death benefit:

•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value.

Under both Options A and B we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable percentage by the Contract Value on the date of death. If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The “applicable percentage” is 250% when the Insured is Age 40 or less.  The percentage decreases each year after Age 40 to 100% when the Insured has attained Age 95.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We reserve the right to require that no change in Coverage Option occur during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request. We may require satisfactory evidence of insurability.

When you make a change from Option A to Option B, the Specified Amount after the change is effective will be equal to the Specified Amount before the change.  The death benefit will increase by the amount of the Contract Value on the effective date of the change.  When you make a change from Option B to Option A, the Specified Amount after the change will be equal to the Specified Amount before the change is effected plus the Contract Value on the effective date of the change.  We may require satisfactory evidence of insurability.

A change in Coverage Option may have tax consequences.  (See “TAX CONSIDERATIONS”) You should consult a tax adviser before changing the Coverage Option.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.

A change in Specified Amount may have tax consequences.  (See “TAX CONSIDERATIONS”)  You should consult a tax adviser before changing the Coverage Option.

Decreases. We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages 0-49 and $50,000 for Contracts that were issued at Ages 50-80.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges.  However, a surrender charge will apply if the Specified Amount is decreased.  (See “SURRENDER CHARGE”)

We reserve the right to decline a requested decrease in the Specified Amount in the following circumstances:

•	to help ensure compliance with the guideline premium limitations;
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract;
•
if we would have to make payments to you from the Contract Value for compliance with the guideline premium limitations and the amount of such payments would exceed the Cash Surrender Value of the Contract.

Increases. In order to be eligible for an increase you must submit an application.  We may require satisfactory evidence of insurability.  We may decline an application for an increase.

Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages 0-49 and $50,000 for Ages 50-80.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premium Payments:

•	a change in Planned Premium Payments may be advisable. (See “PREMIUM PAYMENTS UPON INCREASE IN SPECIFIED AMOUNT”);
•	a new Guaranteed Payment Period begins on the effective date of the increase and will continue for ten years. (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”); and
•	if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase. (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)

A new surrender charge and surrender charge period apply to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See “SURRENDER CHARGE”)  After an increase, we (for purposes of calculating surrender charges) attribute a portion of each Premium Payment you make to the Specified Amount increase, even if you do not increase the amount or frequency of your Premiums.  We allocate Premiums based upon the proportion that the “coverage premium weighting factor” for the initial Specified Amount and each increase bears to the total “coverage premium weighting factor” for the Contract.

The “coverage premium weighting factor” is a hypothetical, level amount that would be payable through the Maturity Date for the benefits provided under the Contract.  We calculate this amount using the following assumptions:

•	cost of insurance rates based on the 1980 Commissioners Standard Ordinary Mortality Tables;
•	net investment earnings under the Contract;
•	an effective annual rate of 5%; and
•	sales and other charges imposed under the Contract.

For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's “free look” provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See “

FREE LOOK RIGHT TO CANCEL CONTRACT”)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone, facsimile and electronic mail if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The maximum loan amount available is the Contract’s Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See “PAYMENT OF PROCEEDS”)

Interest.  We will charge interest on any Indebtedness at an annual rate of 6%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Indebtedness.

Loan Collateral.  When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

Loan Repayment.  You may repay all or part of your Indebtedness at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.00.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Unscheduled Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.

Contract Loans may have tax consequences.  In particular, if your Contract is a “modified endowment contract,” Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see “TAX CONSIDERATIONS.”  You should consult a tax adviser before taking out a Contract Loan.

We will deduct Indebtedness from any Death Proceeds.  (See "AMOUNT OF DEATH PROCEEDS")

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination. (See “PREMIUM PAYMENTS TO PREVENT LAPSE”)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See “SURRENDER CHARGE”)  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See “PAYMENT OPTIONS”)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us. (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See “PARTIAL SURRENDER FEE”)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  We reserve the right to reject a partial surrender request if:

•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•
the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.  If a partial surrender does result in a reduction of the Specified Amount, a surrender charge will apply as described in “SURRENDER CHARGE.”

We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)

MATURITY BENEFIT

The Maturity Date is the date that we pay the maturity benefit to you if the Contract is still in force.  The Maturity Date is the next Contract Anniversary following the Insured’s 95th birthday.  The Maturity Benefit is equal to the Cash Surrender Value on the Maturity Date.

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender, death or maturity.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1:  Interest Payments.  We will make interest payments to the payee annually or monthly as elected.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount.  We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.

Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 3% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income.  We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income.  We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts.  We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options.  You may choose an option by Subaccounts during one or both Insureds lifetime.  If a payment option is not in effect at the death of the last surviving Insured, the Beneficiary may make a choice.

Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We determine the amount of the Death Proceeds as of the date of the Insured’s death.  But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator.  We also may be required to provide additional information about you or your account to government regulators.

Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse and before the Maturity Date.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability.  See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In some circumstances, Owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the Owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  Due to the Contract's flexibility with respect to Premium Payments and benefits, each Contract's circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the “7-Pay Test.”  A Contract will fail the 7-Pay Test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-Pay Test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a “material change” in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.  Policies classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Contract Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Contract Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of the Contract Owner and the Contract Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a modified endowment contract, distributions that occur during the Contract Year will be taxed as distributions from a modified endowment contract.  In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner.  This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Contract Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans. In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies.  All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Continuation of Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Business Uses of Contract.  Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such plans may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contract.  If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of section 264(f) entity-holder rules.  There for, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”). prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Accelerated Death Benefit.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Benefits Proceeds Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the tax consequences of adding any of these riders to a Contract or requesting payment under such riders.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner's estate upon the Owner's death.  The Contract would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner of Beneficiary will determine the extent, if any, to which federal, state and local transfers and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Estate, Gift and Generation-Skipping Transfer Taxes in 2010. In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OUR INCOME TAXES

Under current Federal income tax law, we are not taxed on the Separate Account’s operations.  Thus, currently we do not deduct a charge from the Separate Account for Federal income taxes.  We reserve the right to charge the Separate Account for any future Federal income taxes we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  85% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract Year; 3% of target Premium in Contract Years 2 through 7; and 2% of target Premium paid in Contract Years thereafter.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, and Seligman Portfolios, Inc. each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

In addition, you may make a Partial Surrender request by telephone if you have provided proper authorization to us.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Accessing your account on the Internet at http://www.kclife.com can also make request.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured's Age on his/her last birthday as of or on each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date.  The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Indebtedness.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value, which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the Death Benefit.  Option A provides a Death Benefit at least equal to the Specified Amount.  Option B provides a Death Benefit at least equal to the Specified Amount plus the Contract Value.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and at the end of which the Contract will terminate unless you pay sufficient additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

Indebtedness	The sum of all outstanding Contract loans plus accrued interest.

Insured	The person whose life we insure under the Contract.

Loan Account	The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Maturity Date	The date when death benefit coverage terminates and we pay you any Cash Surrender Value.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You	The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences of future Premium Payments.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premium Payments and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is re-allocated to the Subaccounts and/or to the Fixed Account.  We re-allocate the Contract Value based on the premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A or Option B is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium Payment.

Valuation Day
Each day on which the New York Stock Exchange is open for trading, or any other day on which there is a sufficient degree of trading in the investments of the Subaccounts such that the current value might be materially affected.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently the, close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company.

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

APPENDIX – MAXIMUM SURRENDER CHARGE FACTORS

(Per $1,000 of Specified Amount)

	Male		Female			Male		Female
Issue Age	SM	NS	SM	NS	Issue Age	SM	NS	SM	NS
0		24.48		23.76	40	82.80	62.64	63.36	54.00
1		24.48		23.76	41	87.12	66.24	66.24	56.16
2		24.48		23.76	42	90.72	69.12	69.12	59.04
3		24.48		23.76	43	95.76	72.72	72.00	61.20
4		24.48		23.76	44	100.08	75.60	75.60	64.08

5		24.48		23.76	45	105.12	79.92	79.20	66.96
6		25.20		23.76	46	110.16	83.52	82.08	70.56
7		25.20		23.76	47	115.92	87.84	86.40	73.44
8		25.92		24.48	48	121.68	92.16	90.00	77.04
9		25.92		24.48	49	128.16	97.20	94.32	80.64

10		26.64		24.48	50	134.64	102.24	98.64	84.96
11		28.08		25.20	51	141.12	107.28	102.96	88.56
12		28.80		25.20	52	148.32	113.04	108.00	92.88
13		30.24		25.92	53	156.24	118.80	113.04	97.92
14		30.96		25.92	54	164.88	125.28	118.80	102.96

15	36.72	32.40	29.52	26.64	55	173.52	132.48	123.84	108.00
16	37.44	32.40	30.24	26.64	56	182.16	139.68	130.32	113.04
17	37.44	32.40	30.24	27.36	57	191.52	146.88	136.80	119.52
18	38.16	33.12	30.96	27.36	58	202.32	155.52	143.28	125.28
19	38.16	33.12	30.96	28.08	59	213.12	164.16	150.48	132.48

20	38.88	33.12	31.68	28.08	60	224.64	173.52	158.40	139.68
21	39.60	33.12	32.40	28.08	61	236.88	183.60	167.04	147.60
22	40.32	33.12	32.40	28.08	62	249.84	194.40	176.40	155.52
23	41.04	33.12	33.12	28.80	63	263.52	205.92	185.76	164.88
24	41.76	33.12	33.12	28.80	64	277.92	218.16	196.56	174.24

25	42.48	33.12	33.84	28.80	65	293.04	231.12	207.36	184.32
26	44.64	34.56	35.28	30.24	66	308.88	245.52	218.88	195.84
27	46.08	36.00	36.72	30.96	67	326.16	260.64	231.84	207.36
28	48.24	37.44	38.16	32.40	68	344.16	276.48	244.80	220.32
29	50.40	38.88	39.60	33.84	69	363.60	293.76	259.92	234.72

30	52.56	40.32	41.04	35.28	70	383.76	312.48	275.76	249.84
31	54.72	42.48	43.20	36.72	71	405.36	332.64	293.04	266.40
32	57.60	43.92	44.64	38.16	72	429.12	354.24	312.48	284.40
33	59.76	46.08	46.80	39.60	73	452.88	376.56	332.64	303.84
34	62.64	48.24	48.96	41.76	74	478.80	401.04	354.96	325.44

35	65.52	50.40	51.12	43.20	75	505.44	426.96	378.72	348.48
36	68.40	52.56	53.28	45.36	76	532.80	454.32	403.20	372.96
37	72.00	54.72	55.44	47.52	77	561.60	483.12	430.56	399.60
38	75.60	57.60	58.32	49.68	78	591.84	514.80	459.36	429.12
39	79.20	60.48	60.48	51.84	79	624.24	547.92	491.04	460.80
					80	658.80	584.64	525.60	495.36

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	7
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus.  For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, net cash surrender values, and cash values, and to request other information about the Contract, please call 1-800-616-3670 or write to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2010.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUM PAYMENTS	2
PREMIUM PAYMENTS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	6
RESOLVING MATERIAL CONFLICTS	6
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	7
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually (unless otherwise required by state law). The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

1

ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you. An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premium Payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUM PAYMENTS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums Payments paid, as discussed in the Prospectus.

PREMIUM PAYMENTS TO PREVENT LAPSE

Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

2

amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a cash surrender value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a cash surrender value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the three risk classes, based on underwriting:  Standard Smoker, Standard Nonsmoker, or Preferred Nonsmoker.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Nonsmoker rates are available for Issue Ages 0-80.  Standard Smoker and Preferred Nonsmoker rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges:

•
The Preferred Nonsmoker risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

•
Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.  If an Insured does not qualify as a nonsmoker cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

•
We may place an Insured into a substandard risk class for a temporary period of time, due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS

Effective January 1, 2009, the Contract is no longer offered for sale.

We offer the Contracts to the public through Sunset Financial Services, Inc. (“Sunset Financial”).

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

3

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2007	$2,800,860.00	$90,469.00
2008	$2,189,088.00	$85,139.00
2009	$1,519,126.00	$50,315.00
* Includes sales compensation paid to registered persons of Sunset Financial.

PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract which are attributable to the hypothetical account.

4

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio. Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Common Charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

5

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUM PAYMENTS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

6

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2009 and 2008 and for each of the years in the three-year period ended December 31, 2009; the statement of net assets of the Variable Account as of December 31, 2009 and the related statement of operations for the period or year ended December 31, 2009 and statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2009, and financial highlights for each of the periods or years in the five-year period ended December 31, 2009; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  Their report on the consolidated financial statements contains an explanatory paragraph stating that as discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of debt securities due to the adoption of new accounting requirements issued by the Financial Accounting Standards Board (FASB), effective January 1, 2009, the Company changed its method of recognizing and measuring the tax effects related to uncertain tax positions due to the adoption of new accounting requirements issued by the FASB, effective January 1, 2007, and the Company changed its method of deferred acquisition costs on internal replacements of insurance contracts due to the adoption of new accounting requirements issued by the American Institute of Certified Public Accountants, effective January 1, 2007.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. William A. Schalekamp, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheet as of December 31, 2009 and 2008; and
•	related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2009.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2009; and
•
related statement of operations for the period or year ended December 31, 2009, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2009, and financial highlights for each of the periods or years in the five-year period ended December 31, 2009.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that the Kansas City Life’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk:  credit risk, interest rate risk, and liquidity risk.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

	December 31
	2009	2008
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value
(amortized cost: 2009 - $2,470,516; 2008 - $2,543,674)	$ 2,469,272	$ 2,350,834
Equity securities available for sale, at fair value
(cost: 2009 - $35,405; 2008 - $35,850)	36,876	36,576
Mortgage loans	457,582	445,389
Real estate	114,076	99,576
Policy loans	85,585	88,304
Short-term investments	138,704	35,138
Total investments	3,302,095	3,055,817

Cash	4,981	9,720
Accrued investment income	32,989	33,689
Deferred acquisition costs	209,495	263,756
Value of business acquired	66,114	82,855
Reinsurance receivables	179,365	168,390
Property and equipment	24,393	25,922
Income taxes	8,784	39,628
Other assets	35,145	28,749
Separate account assets	312,824	258,565
Total assets	$ 4,176,185	$ 3,967,091

LIABILITIES
Future policy benefits	$ 866,889	$ 853,456
Policyholder account balances	2,048,828	2,030,656
Policy and contract claims	33,484	34,913
Other policyholder funds	137,847	125,826
Notes payable	-	2,900
Income taxes	21,851	-
Other liabilities	126,099	133,668
Separate account liabilities	312,824	258,565
Total liabilities	3,547,822	3,439,984

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares,
issued 18,496,680 shares	23,121	23,121
Additional paid in capital	41,068	36,281
Retained earnings	757,225	750,600
Accumulated other comprehensive loss	(36,477)	(130,799)
Treasury stock, at cost (2009 - 6,931,589 shares;
2008 - 7,061,476 shares)	(156,574)	(152,096)
Total stockholders' equity	628,363	527,107

Total liabilities and stockholders' equity	$ 4,176,185	$ 3,967,091

See accompanying Notes to Consolidated Financial Statements.

1

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

	Year Ended December 31
	2009	2008	2007
REVENUES
Insurance revenues:
Premiums	$ 190,799	$ 180,782	$ 175,460
Contract charges	105,716	109,007	111,422
Reinsurance ceded	(54,851)	(53,616)	(54,988)
Total insurance revenues	241,664	236,173	231,894
Investment revenues:
Net investment income	177,428	177,419	190,405
Realized investment gains, excluding
impairment losses	10,979	10,422	9,462
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(37,125)	(62,693)	(4,036)
Portion of impairment losses recognized in
other comprehensive income (loss)	16,070	-	-
Net impairment losses recognized in earnings	(21,055)	(62,693)	(4,036)
Total investment revenues	167,352	125,148	195,831
Other revenues	10,579	13,005	11,499
Total revenues	419,595	374,326	439,224

BENEFITS AND EXPENSES
Policyholder benefits	178,971	178,749	166,458
Interest credited to policyholder account balances	86,713	86,899	91,215
Amortization of deferred acquisition costs
and value of business acquired	39,654	42,084	40,333
Operating expenses	97,805	92,808	88,307
Total benefits and expenses	403,143	400,540	386,313

Income (loss) before income tax expense (benefit)	16,452	(26,214)	52,911

Income tax expense (benefit)	5,720	(9,164)	17,250

NET INCOME (LOSS)	$ 10,732	$ (17,050)	$ 35,661

Comprehensive income (loss), net of taxes:
Change in net unrealized gains and (losses) on
securities available for sale	$ 89,709	$ (89,921)	$ 6,396
Change in benefit plan obligations	11,212	(21,067)	(1,089)
Other comprehensive income (loss)	100,921	(110,988)	5,307
COMPREHENSIVE INCOME (LOSS)	$ 111,653	$ (128,038)	$ 40,968

Basic and diluted earnings per share:
Net income (loss)	$ 0.93	$ (1.47)	$ 3.01

See accompanying Notes to Consolidated Financial Statements.

2

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

	Year Ended December 31
	2009	2008	2007

COMMON STOCK, beginning and end of year	$ 23,121	$ 23,121	$ 23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	36,281	30,244	25,852
Excess of proceeds over cost of treasury stock sold	4,787	6,037	4,392

End of year	41,068	36,281	30,244

RETAINED EARNINGS
Beginning of year	750,600	780,133	780,892
Cummulative effect of change in accounting
principle (See Note 14)	8,399	-	-
Net income (loss)	10,732	(17,050)	35,661
Stockholder dividends of $1.08 per share
(2008 - $1.08; 2007 - $3.08)	(12,506)	(12,483)	(36,420)

End of year	757,225	750,600	780,133

ACCUMULATED OTHER COMPREHENSIVE
LOSS
Beginning of year	(130,799)	(19,811)	(25,118)
Cummulative effect of change in accounting
principle (See Note 14)	(6,599)	-	-
Other comprehensive income (loss)	100,921	(110,988)	5,307

End of year	(36,477)	(130,799)	(19,811)

TREASURY STOCK, at cost
Beginning of year	(152,096)	(129,286)	(120,443)
Cost of 396,821 shares acquired
(2008 - 557,424 shares; 2007 - 230,581 shares)	(11,957)	(25,972)	(10,799)
Cost of 526,708 shares sold
(2008 - 222,687 shares; 2007 -140,121 shares)	7,479	3,162	1,956

End of year	(156,574)	(152,096)	(129,286)

TOTAL STOCKHOLDERS' EQUITY	$ 628,363	$ 527,107	$ 684,401

See accompanying Notes to Consolidated Financial Statements.

3

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31
	2009	2008	2007
OPERATING ACTIVITIES
Net income (loss)	$ 10,732	$ (17,050)	$ 35,661
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Amortization of investment premium	3,838	5,114	6,279
Depreciation	2,919	3,008	3,323
Acquisition costs capitalized	(33,557)	(27,804)	(28,643)
Amortization of deferred acquisition costs	35,575	34,990	31,073
Amortization of value of business acquired	4,664	7,094	9,260
Realized investment (gains) losses	10,076	52,271	(4,060)
Changes in assets and liabilities:
Reinsurance recoverable	(10,975)	(6,050)	(4,109)
Future policy benefits	13,433	1,633	(2,258)
Policyholder account balances	(22,122)	(17,378)	(20,923)
Income taxes payable and deferred	7,944	(31,509)	1,577
Other, net	6,150	8,018	5,717
Net cash provided	28,677	12,337	32,897

INVESTING ACTIVITIES
Purchases of investments:
Fixed maturity securities	(322,508)	(251,136)	(313,080)
Equity securities	(4,025)	(8,300)	(15,249)
Mortgage loans	(59,650)	(49,273)	(54,816)
Real estate	(21,338)	(30,138)	(4,507)
Other investment assets	(103,566)	-	-
Sales of investments:
Fixed maturity securities	134,810	33,499	168,259
Equity securities	4,781	8,811	4,583
Real estate	4,063	30,613	22,457
Other investment assets	2,719	5,883	7,930
Maturities and principal paydowns of investments:
Fixed maturity securities	247,925	254,950	198,224
Equity securities	-	-	2,806
Mortgage loans	47,458	54,031	58,405
Net dispositions (acquisitions) of property and equipment	(68)	3	(969)
Proceeds from sale of non insurance affiliate	-	-	10,104
Net cash provided (used)	(69,399)	48,943	84,147

See accompanying Notes to Consolidated Financial Statements.

4

KANSAS CITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)

	Year Ended December 31
	2009	2008	2007

FINANCING ACTIVITIES
Proceeds from borrowings	$ 1,500	$ 100,962	$ 122,830
Repayment of borrowings	(4,400)	(108,462)	(127,130)
Deposits on policyholder account balances	239,642	200,465	205,767
Withdrawals from policyholder account balances	(203,006)	(240,508)	(294,799)
Net transfers from separate accounts	8,566	8,556	11,706
Change in other deposits	5,878	4,525	13,703
Cash dividends to stockholders	(12,506)	(12,483)	(36,420)
Net disposition (acquisition) of treasury stock	309	(16,773)	(4,451)
Net cash provided (used)	35,983	(63,718)	(108,794)

Increase (decrease) in cash	(4,739)	(2,438)	8,250
Cash at beginning of year	9,720	12,158	3,908

Cash at end of year	$ 4,981	$ 9,720	$ 12,158

See accompanying Notes to Consolidated Financial Statements.

5

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products through three life insurance companies.  The consolidated entity (the Company) primarily consists of three life insurance companies.  Kansas City Life Insurance Company (Kansas City Life) is the parent company.  Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP) and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are the fair value of certain invested assets, deferred acquisition costs, value of business acquired, future policy benefits, policy and contract claim liabilities, pension and other postretirement benefits and the valuation allowance on deferred income tax assets.

Business Changes
On January 8, 2007, the Company completed the sale of Generations Bank, its bank subsidiary, after receiving regulatory approval from the Office of Thrift Supervision.  The gain on the sale was $1.9 million and is included in realized investment gains.  The bank subsidiary and the results of operations were not material to the financial statements of the Company and are not disclosed separately.

Significant Accounting Policies
Presented below is a summary of significant accounting policies used by the Company.

Investments
Investment income is recognized when earned.   Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Securities available for sale are stated at fair value.  Unrealized gains and losses, net of adjustments to deferred acquisition costs (DAC), value of business acquired (VOBA), policyholder account balances and deferred income taxes, are reported as a separate component of accumulated other comprehensive loss in stockholders' equity.  Unrealized losses represent the difference between amortized cost and fair value on the valuation date.  The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized.  The adjustment to policyholder account balances represents the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

The Company’s fair value of fixed maturity and equity securities are derived from external pricing sources, brokers, and internal matrices and calculations.  At December 31, 2009, approximately 92% of the carrying value of these investments was from external pricing services and 8% was derived from brokers, internal matrices and calculations.  The investment portfolio is monitored regularly to ensure that investments which may be other-than-temporarily impaired are identified in a timely fashion and properly valued.  Other-than-temporary impairments that are determined to be due to credit are charged against earnings as realized investment losses.  Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method.  See Note 3 – Investments for further details.

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase.  Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used.  Under the

6

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

retrospective method the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase.  Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity.  The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income.  The Company bases its historical results from individual securities and internal assessments of likely future results for these securities.   These results are based upon validations and comparisons to similar securities provided by third parties such as rating agency analysis.

Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less a valuation reserve for probable losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. The valuation reserve is determined based upon historical impairment experience and insurance industry studies.  Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures.  Real estate that is directly owned is carried at depreciated cost.  Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development and low income housing tax credit (LIHTC) investments.  Real estate joint ventures are consolidated when required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at cost, less principal payments received.  Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate and liquidity.  The fixed maturity securities, which are all classified as available for sale, are carried at their fair value in the Company’s balance sheet, with unrealized gains or losses recorded in accumulated other comprehensive loss.  The unrealized gains or losses are recorded net of the adjustment to policyholder account balances to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested.

The Company has a policy and process in place to identify securities that could potentially have an impairment that is other-than-temporary.  This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors.  This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, asset quality and cash flow projections as indicators of credit issues.

The Company monitors the various markets in which its investments are traded.  The Company utilizes a primary independent third-party pricing service to determine the majority of its fair values.  At December 31, 2009, the Company used a second third-party pricing service to validate the fair market values provided by the primary pricing service.  The Company also used the second pricing service to determine the fair value of certain securities for which the primary pricing service was unable to provide.  The Company reviews values received from independent pricing sources for validity.  In addition, the Company tests a limited number of securities from each independent pricing service each reporting period to further validate reliance on the fair values provided.  When fair values are not available from external service providers, where possible, the Company utilizes quotes from brokers.  When the Company cannot obtain reliable broker pricing, a fair value is determined based upon an assessment of several factors appropriate for the specific issue, including but not limited to: the issuer’s industry; liquidity; cash flows; marketability, ratings and the ability of the issuer to satisfy the obligation; government intervention or regulations; fair value of comparable securities in actively traded or quoted markets; or other factors.  The Company creates a matrix of factors from which to calculate an estimable value.  However, all factors may not be known or publicly available from which to determine a value and, as such, the fair value used by the Company may not be truly indicative of the actual value available in an active market or an actual exit price if the Company were to sell the security in the current market.

At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded.  This quarterly process includes an assessment of the credit quality of each investment in the entire securities portfolio.  Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost.  The Company prepares a formal review document no less often than quarterly of all investments with greater than 20% declines in fair value for six months or more, investments that have previously been written down and that remain in an unrealized loss position greater than 20% of their value, and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

7

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary.  Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•
Whether the Company intends to sell a debt security and whether it is not more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and

•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the income statement and the cost basis of the underlying investment is reduced.  The portion of the impairment that is deemed to be non-credit is charged to other comprehensive income (loss).  Equity securities that were determined to be other-than-temporarily impaired are written down to fair value and the impairment is charged to the income statement.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary and determining the portion of an other-than-temporary impairment that is due to credit.  These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate or misleading information could be provided to the Company’s credit, investment and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

The evaluation of loan-backed and similar asset-backed securities, particularly including residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires significant use of estimates and judgment.  Specifically, the Company performs discounted future cash flow calculations to assure the value of the investment is expected to be fully realized. Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors.  The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant.

8

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company may selectively determine, as part of its individual investment assessment process in relation to specific investments that it no longer intends to hold a specific issue to its maturity.  If the Company makes this determination and the fair value is less than the cost basis, an analysis of the fair value of the investment is performed and the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position.  Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

Deferred Acquisition Costs
Deferred acquisition costs (DAC), principally agent commissions and other selling, selection and issue costs, which vary with and are directly related to the production of new business, are capitalized as incurred.  These deferred costs are then amortized in proportion to future premium revenues or the expected future profits of the business, depending upon the type of product.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  These assumptions involve judgment and are compared to actual experience on an ongoing basis.  If it is determined that the assumptions related to the profit expectations for interest sensitive and variable insurance products should be revised, the impact of the change is reported in the current period’s income as an unlocking adjustment.  There was no DAC unlocking adjustment for the year ended 2009 (2008 – $3.0 million; 2007 – $3.4 million).  Prior year adjustments reduced the amortization of DAC.

DAC is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to amortize deferred acquisition costs, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The change in DAC from unrealized losses on fixed maturity securities was $(52.1) million for year ended 2009 (2008 - $51.2 million; 2007 – $(0.7) million).

The following table provides information about DAC at December 31.

	2009	2008	2007
Balance at beginning of year	$ 263,756	$ 217,512	$ 220,595
Cumulative effect of change in accounting principle (See Note 14)	(450)	-	-
Capitalization of commissions, sales and issue expenses	33,557	27,804	28,643
Gross amortization	(46,677)	(46,412)	(43,341)
Accrual of interest	11,552	11,422	12,268
Amortization due to realized investment (gains) losses	(177)	2,243	33
Change in DAC due to unrealized investment (gains) losses	(52,066)	51,187	(686)
Balance at end of year	$ 209,495	$ 263,756	$ 217,512

Value of Business Acquired
When a new block of business is acquired or when an insurance company is purchased, a portion of the purchase price is allocated to a separately identifiable intangible asset, called the value of business acquired (VOBA).  VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized in proportion to future premium revenues or the expected future profits, depending on the type of business acquired.  Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years.  Similar to DAC, the assumptions regarding future experience can affect the carrying value of VOBA, including interest spreads, mortality, expense margins and policy and premium persistency experience.  Significant changes in these assumptions can impact the carrying balance of VOBA and produce changes that are reflected in the current period’s income as an unlocking adjustment.  A VOBA unlocking adjustment was made in the second quarter of 2009, which decreased the amortization of VOBA in the amount of $0.2 million for interest margins (2008 - increase of $0.2 million; 2007 - decrease of $1.1 million).

VOBA is reviewed on an ongoing basis to determine that the unamortized portion does not exceed the expected recoverable amounts.  If it is determined from emerging experience that the premium margins or gross profits are insufficient to support the value of VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period.  No impairment adjustments have been recorded in the years presented. The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.  The change in VOBA asset from unrealized losses on fixed maturity securities in 2009 was $(12.4) million (2008 - $15.2 million; 2007 - $0.1 million).

9

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information about VOBA at December 31.

	2009	2008	2007
Balance at beginning of year	$ 82,855	$ 73,517	$ 82,769
Cumulative effect of change in accounting principle (See Note 14)	(135)	-	-
Gross amortization	(8,644)	(11,704)	(14,545)
Accrual of interest	4,115	4,610	5,285
Amortization due to realized investment (gains) losses	336	1,187	(76)
Change in VOBA due to unrealized investment (gains) losses	(12,413)	15,245	84
Balance at end of year	$ 66,114	$ 82,855	$ 73,517

The accrual of interest for Old American VOBA was calculated at a 13.0% interest rate for the life block and a 7.0% rate for the accident and health block.  In 2009, interest was accrued on the GuideOne acquisition VOBA at the rates of 4.55% on the interest sensitive life block, 4.12% on the deferred annuity block and 5.25% on the traditional life block.  The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion.  The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition. The expected amortization of VOBA each year over the next five years, 2010 through 2014, is $7,236, $6,638, $4,537, $4,308, and $3,905, respectively.

Reinsurance
In the normal course of business, the Company cedes risks to other insurers, primarily to protect the Company against adverse fluctuations in mortality experience and for capital management.  Business is reinsured primarily through yearly renewable term and coinsurance agreements.  Under yearly renewable term insurance, the Company pays annual premiums and the reinsurer reimburses claims paid related to this coverage.  Under coinsurance, the reinsurer receives a proportionate share of the premiums less applicable commissions and is liable for a corresponding share of policy benefits.  The Company remains contingently liable if the reinsurer should be unable to meet obligations assumed under the reinsurance contract.  The Company also assumes risks ceded by other companies.

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder account balances.

Separate Accounts
Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products.  The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk.  The assets are legally segregated and are not subject to claims which may arise from any other business of the Company.  The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV).  Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Income.  Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees and mortality and risk charges.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2009	2008	2007
Balance at beginning of year	$ 258,565	$ 420,393	$ 400,749
Deposits on variable policyholder contracts	35,180	48,994	57,767
Transfers to general account	(7,271)	(11,486)	(2,476)
Investment performance	70,096	(135,280)	33,826
Policyholder benefits	(31,347)	(49,863)	(54,663)
Contract charges	(12,399)	(14,193)	(14,810)
Balance at end of year	$ 312,824	$ 258,565	$ 420,393

The Company introduced a guaranteed minimum withdrawal benefit (GMWB) rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The current value of variable annuity separate accounts with the GMWB rider was $57.9 million (2008 - $31.1 million) and the guarantee liability was $(1.6) million at

10

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

December 31, 2009 (2008 - $0.8 million).  The value of the GMWB rider is recorded at fair value.  The change in this value is included in policyholder benefits in the Consolidated Statements of Income.

The total separate account assets were $312.8 million as of December 31, 2009.  Variable universal life and variable annuity assets comprised 29% and 71% of this amount, respectively.  Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities.  The GMDB rider for variable universal life and variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met.

As of December 31, 2009, separate account balances for variable annuity contracts were $221.7 million.   The total reserve held for variable annuity GMDB was $0.3 million.  Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2009 is provided below:

	Separate	Net
	Account	Amount
	Balance	at Risk

Return of net deposits	$ 193,870	$ 8,932
Return of the greater of the highest anniversary
contract value or net deposits	4,580	485
Return of the greater of every fifth year highest
anniversary contract value or net deposits	6,078	593
Return of the greater of net deposits accumulated annually
at 5% or the highest anniversary contract value	17,195	2,995
Total	$ 221,723	$ 13,005

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2009	2008	2007
Variable annuity incurred death benefits	$ 5,778	$ 4,426	$ 3,267
Variable annuity paid death benefits	$ 5,899	$ 4,528	$ 2,775

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2009	2008	2007
Money market	$ 8,358	$ 10,256	$ 9,463
Fixed income	18,066	13,827	18,781
Balanced	51,935	45,089	85,424
International equity	23,540	17,258	29,733
Intermediate equity	63,083	50,389	72,910
Aggressive equity	56,741	45,495	78,861
Total	$ 221,723	$ 182,314	$ 295,172

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and accident and health insurance.  Generally, amounts are payable over an extended period of time.  Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals.  These estimates include provisions for experience less favorable than initially expected.  Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables.  The 2001 VBT and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported.  These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends and industry experience.

The following table provides detail about future policy benefits at December 31.

	2009	2008
Life insurance	$ 617,247	$ 620,136
Immediate annuities and supplementary
contracts with life contingencies	201,554	192,212
Total	818,801	812,348
Accident and health insurance	48,088	41,108

Total future policy benefits	$ 866,889	$ 853,456

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts and investment-type contracts.  Liabilities for these policyholder account balances are included without reduction for potential surrender charges and deferred front-end contract charges.  The account balances for universal life contracts are equal to cumulative premiums, less contract charges and withdrawals, plus interest credited.  The account balances for fixed deferred annuities and investment-type contracts are equal to the cumulative deposits, less any applicable contract charges and withdrawals, plus interest credited.  Front-end contract charges are deferred and amortized over the term of the policies.  Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.  Interest on policyholder account balances is credited as earned.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 3.00% to 5.50% in 2009 (2008 – 3.00% to 5.50%; 2007 – 3.00% to 5.50%).

The following table provides detail about policyholder account balances at December 31.

	2009	2008
Universal life insurance	$ 989,929	$ 1,013,172
Fixed deferred annuities	999,500	956,216
Other	59,399	61,268
Policyholder account balances	$ 2,048,828	$ 2,030,656

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due.  Premiums on accident and health insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.  A reserve is provided for the portion of premiums written which relate to unexpired terms of coverage.

Deposits related to universal life, fixed deferred annuity contracts and investment-type products are credited to policyholder account balances.  Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges, and are recognized in the period in which the benefits and services are provided.  The cash flows from deposits are credited to policyholder account balances.  Deposits are not recorded as revenue.  Deposits are shown as a Financing Activity in the Consolidated Statements of Cash Flows.

The Company measures its sales or new business production with two components: new premiums recorded and new deposits received.  Premiums and deposits are subdivided into two categories: new and renewal.  New premiums and deposits are measures of sales or new business production.  Renewal premiums and deposits occur as continuing business from existing customers.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues and surrender charges.  Cost of insurance relates to charges for mortality.  These charges are applied to the excess of the mortality benefit over the account value for universal life policies.  Expense loads are amounts that are assessed against the policyholder balance as consideration for origination of the contract.  Certain contract charges for universal life insurance are not recognized in income immediately but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.  These contract charges, which are recorded as unearned revenues, are recognized into income in proportion to the expected future gross profits of the business.  Profit expectations are based upon assumptions of future interest spreads, mortality margins, expense margins and policy and premium persistency experience.  Surrender charges are fees imposed on policyholders upon cancellation of a policy.

Income Taxes
Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements.  Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized.  The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible.  Deferred income taxes include future deductible differences relating to unrealized losses on investment securities.  The Company evaluates the character and timing of unrealized gains and losses to determine whether sufficient future taxable amounts are sufficient to offset future deductible amounts.  A valuation allowance against deferred income tax assets may be required if future taxable income of the correct character is not expected.

The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the change in unrealized investment gains or losses on securities available for sale (net of reclassification adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA, taxes and policyholder account balances.  Other comprehensive income (loss) also includes deferred income taxes on these items.  In addition, the Company recognizes the funded status of its defined benefit pension and postretirement plans, measured as the difference between plan assets at fair value and the benefit obligation, on the balance sheet.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost are recognized within other comprehensive income (loss) net of income taxes.

Income (Loss) Per Share
Due to the Company's capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during 2009 was 11,550,016 shares (2008 – 11,568,635 shares; 2007 – 11,836,213 shares). The number of shares outstanding at year-end 2009 was 11,565,091 (2008 – 11,435,204).

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience.  Participating business at year-end 2009 approximated 4% of statutory premiums and 5% of the life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued.  Additional provisions have been made for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

New Accounting Pronouncements
In September 2005, guidance was issued for accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance contracts.  Internal replacement is defined as a modification in product benefits, features, rights, or coverage that occurs by exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract.  This guidance became effective for internal replacements occurring in fiscal years beginning after December 31, 2006.  The Company adopted this guidance on January 1, 2007 with no material impact to the consolidated financial statements.

13

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In June 2006, the FASB issued guidance regarding accounting for uncertainty in income taxes.  This guidance addresses whether tax positions taken or to be taken on tax returns should be reflected in the financial statements before they are resolved with the appropriate taxing authority.  This guidance was adopted on January 1, 2007, with no material impact to the consolidated financial statements.

In September 2006, the FASB issued new guidance to provide a single definition of fair value, together with a framework for measuring it, and required additional disclosure about the use of fair value to measure assets and liabilities.  The FASB emphasized that fair value is a market-based measurement, not an entity-specific measurement, and it established a fair value hierarchy with the highest priority being the quoted price in active markets.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the consolidated financial statements.

In February 2007, the FASB issued new guidance to permit an entity to measure certain financial assets and liabilities at fair value.  Under this guidance, entities that elect the fair value option report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions, as long as it is applied to the instrument in its entirety.  Once adopted, the fair value option election is irrevocable, unless a new election date occurs.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the consolidated financial statements.  The Company elected to not measure financial assets and liabilities at fair value other than those already prescribed, such as securities available for sale, securities identified in trading portfolios and certain derivatives and hedging activity that the Company participates in.

In March 2008, the FASB issued new guidance to require companies with derivative instruments to disclose information about how and why an entity uses derivative instruments, how derivative instruments and related hedged items are accounted for, and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.  This guidance became effective for financial statements issued for fiscal years beginning after November 15, 2008.  The Company adopted it on January 1, 2009 with no material impact on the consolidated financial statements.

In October 2008, the FASB issued new guidance to clarify the application of fair value accounting in a market that is not active and to provide an example to illustrate key considerations in determining the fair value of a financial asset when the market for that financial asset is not active.  The Company adopted this guidance upon issuance, with no material impact to the consolidated financial statements.

In December 2008, the FASB issued new guidance regarding employers’ disclosures about postretirement benefit plan assets. It requires entities to provide disclosures about employer’s defined benefit plans and other post retirement plans that would help users of the financial statements understand how investment allocation decisions are made, the major categories of plan assets, the inputs and the valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs (Level 3) on changes in plan assets for the period, and significant concentrations of risk within plan assets. This guidance became effective for financial statements issued for fiscal years ending after December 15, 2009.  The Company adopted this guidance on January 1, 2009 with no material impact to the consolidated financial statements.

In April 2009, the FASB issued new guidance to clarify fair valuation in inactive markets and includes all assets and liabilities subject to fair valuation measurements.  Enhanced disclosures related to the fair value of assets and liabilities became required.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the consolidated financial statements.

In April 2009, the FASB issued new guidance regarding other-than-temporary impairment of debt securities and changes in the recognition and presentation of debt securities determined to be other-than-temporarily impaired.  The guidance requires an enterprise to bifurcate any other-than-temporary impairment between credit and non-credit impairments and then establish accounting treatment for each aspect, in current and subsequent periods.  Retroactive application became required to other-than-temporary impairments recorded in prior periods by making a cumulative-effect adjustment to the opening balance of retained earnings and accumulated other comprehensive income (loss) in the period of adoption.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009.  For additional information pertaining to this guidance, please see Note 14 – Accumulated Effect of Change in Accounting Principle.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In April 2009, the FASB issued new guidance to expand the fair value disclosures required for financial instruments for interim periods.  The guidance also requires entities to disclose the methods and significant assumptions used to estimate the fair value of financial instruments in financial statements on an interim and annual basis and to highlight any changes from prior periods.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the consolidated financial statements.

In May 2009, the FASB issued new guidance that established general accounting standards and disclosure for events occurring subsequent to the balance sheet date but before the financial statements are issued.  This guidance became effective for interim and annual accounting periods ending after June 15, 2009.  The Company adopted it upon issuance, with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to improve the information that a reporting entity provides in its financial reports related to a transfer of financial assets.  It addresses the effects of a transfer on financial position, financial performance, cash flows and a transferor’s continuing involvement in transferred financial assets.  In addition, this guidance also eliminates the concept of a qualifying special-purpose entity.  This guidance became effective for interim and annual accounting periods beginning after November 15, 2009.  The Company adopted it on January 1, 2010 with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to improve financial reporting by enterprises involved with variable interest entities (VIEs).  This guidance changes the approach to determining a VIE’s primary beneficiary and requires companies to continuously reassess whether investments in VIEs must be consolidated.  This guidance became effective for interim and annual accounting periods beginning after November 15, 2009.  The Company adopted it on January 1, 2010 with no material impact to the consolidated financial statements.

In June 2009, the FASB issued new guidance to establish the FASB ASC as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP.  This guidance replaced previous guidance related to the same issue and became effective for interim and annual reporting periods ending after September 15, 2009.  The Company adopted it upon issuance, with no material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued during 2009 did not relate to accounting policies and procedures pertinent to the Company at this time.

2. FAIR VALUES

Fair Values Hierarchy
In accordance with FASB ASC 820, “Fair Value Measurements and Disclosures,” the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.  Level 1 assets include U.S. Treasury Notes and Bonds, other U.S. Government securities and certain common and preferred stocks that are traded by dealers or brokers in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based  models, and similar techniques, using the best information available in the circumstances.

Determination of Fair Value
The Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.  The Company

15

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

utilizes a primary independent third-party pricing service to determine the majority of its fair values.  At December 31, 2009, the Company used a second independent third-party pricing service to validate the fair market values provided by the primary pricing service.  The Company also used the second pricing service to determine the fair value of certain securities for which the primary pricing service was unable to provide.

The Company reviews prices received from service providers for unusual fluctuations but generally accepts the price identified from the pricing services. In the event a price is not available from the third-party pricing services, the Company pursues external pricing from brokers.  Generally, the Company pursues and utilizes only one broker quote per security.  In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security.  If a broker price is not available, the Company determines a carrying value through various valuation techniques that include using option pricing models, discounted cash flows, spread-based models or similar techniques depending upon the specific security to be priced.  These techniques are primarily applied to private placement securities.  The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

The Company performs an analysis on the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value.  The Company corroborates and validates the pricing sources through a variety of procedures that include but are not limited to comparison to additional independent third-party pricing services or brokers, where possible, a review of third-party pricing service methodologies, back testing and comparison of prices to actual trades for specific securities where observable data exists.  In addition, the Company analyzes the third-party pricing services’ methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy.

The Company owned six issues of similar securities for which values were not provided from either of the Company’s pricing services as of December 31, 2009.  The Company received quoted prices from brokers for two of these securities and a documented market transaction price for a third.  The Company utilized the mid-point of these prices to determine the fair value of the remaining three similar securities.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates, based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability and other pertinent factors.  Therefore, the results cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability.  Additionally, there may be inherent weaknesses in any calculation technique. Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value are derived in a number of ways including, but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; 6) statement values provided to the Company by fund managers; and 7) option pricing models.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value in accordance with FASB ASC 825, “Financial Instruments.”

Assets
Securities Available for Sale
Fixed maturities and equity securities available for sale are recorded at fair value on a recurring basis.  Fair value measurement is based upon quoted prices, if available.  If quoted prices are not available, fair values are determined as described in the preceding paragraphs.

Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments and are carried at historical cost.  The carrying amount is a reasonable estimate of the fair value because of the relatively short time between the purchase of the instrument and its expected repayment or maturity.

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KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Loans
The Company does not record loans at fair value.  As such, valuation techniques discussed herein for loans are primarily for estimating fair value.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity and repricing characteristics.

The Company also has loans made to policyholders.  These loans cannot exceed the cash surrender value of the policy.  Fair value is calculated by discounting contractual cash flows, using discount rates based on the Company’s estimate of appropriate risk-adjusted discount rates for these loans.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
Fair values for liabilities under investment-type insurance contracts are based upon account value.  The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities and other policyholder funds for supplementary contracts without life contingencies are estimated to be their cash surrender values.  The fair values of deposits with no stated maturity are equal to the amount payable on demand at the measurement date.

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company introduced a GMWB rider in 2007 that can be added to new or existing variable annuity contracts.  The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value.  The value of variable annuity separate accounts with the GMWB rider was $57.9 million (2008 - $31.1 million) and the guarantee liability was $(1.6) million at December 31, 2009 (2008 - $0.8 million).  The value of the GMWB rider is recorded at fair value, and the change in this value is included in policyholder benefits in the Consolidated Statements of Income.  The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.  Fair value for GMWB rider contracts results in a Level 3 valuation, as it is based on models which utilize significant unobservable inputs.  These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for risk and issuer non-performance.

Notes Payable
The Company had no short term borrowings at December 31, 2009.  All of the amounts included within Notes Payable were in short-term borrowings at December 31, 2008.  The carrying amount of these borrowings was a reasonable estimate of fair value because of the relatively short time between the origination of the borrowings and their expected repayment and maturities.  Please see Note 5 - Notes Payable for an explanation of the terms of the debt outstanding.

17

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Categories Reported at Fair Value
The following tables present categories reported at fair value on a recurring basis.

	December 31, 2009
Assets:	Level 1	Level 2	Level 3	Total
Bonds:
U.S. Treasury securities and
obligations of U.S. Government	$ 9,939	$ 97,723	$ 14,275	$ 121,937
Federal agencies 1	-	28,321	-	28,321
Federal agency issued
residential mortgage-backed securities 1	-	172,515	-	172,515
Subtotal	9,939	298,559	14,275	322,773
Corporate obligations:
Industrial	-	412,292	3,654	415,946
Energy	-	200,340	-	200,340
Technology	-	40,864	-	40,864
Communications	-	86,264	-	86,264
Financial	-	361,768	2,840	364,608
Consumer	-	284,910	22,596	307,506
Public utilities	-	287,687	-	287,687
Subtotal	-	1,674,125	29,090	1,703,215
Corporate private-labeled residential
mortgage-backed securities	-	200,002	-	200,002
Other	-	220,572	9,109	229,681
Redeemable preferred stocks	13,601	-	-	13,601
Subtotal	23,540	2,393,258	52,474	2,469,272
Equity securities	3,400	27,427	6,049	36,876
Total	$ 26,940	$ 2,420,685	$ 58,523	$ 2,506,148

	1%	97%	2%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ (1,642)	$ (1,642)
Total	$ -	$ -	$ (1,642)	$ (1,642)

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

18

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	December 31, 2008
Assets:	Level 1	Level 2	Level 3	Total
Bonds:
U.S. Treasury securities and
obligations of U.S. Government	$ 10,943	$ 70,068	$ 6,045	$ 87,056
Federal agencies 1	-	76,209	-	76,209
Federal agency issued
residential mortgage-backed securities 1	-	200,127	358	200,485
Subtotal	10,943	346,404	6,403	363,750
Corporate obligations:
Industrial	-	336,562	32,151	368,713
Energy	-	189,740	-	189,740
Technology	-	35,317	-	35,317
Communications	-	64,514	1,543	66,057
Financial	-	337,441	8,123	345,564
Consumer	-	252,066	27,809	279,875
Public utilities	-	254,200	1,424	255,624
Subtotal	-	1,469,840	71,050	1,540,890
Corporate private-labeled residential
mortgage-backed securities	-	219,700	-	219,700
Other	-	192,454	12,046	204,500
Redeemable preferred stocks	12,042	9,952	-	21,994
Subtotal	22,985	2,238,350	89,499	2,350,834
Equity securities	5,395	26,040	5,141	36,576
Total	$ 28,380	$ 2,264,390	$ 94,640	$ 2,387,410

	1%	95%	4%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$ -	$ -	$ 755	$ 755
Total	$ -	$ -	$ 755	$ 755

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The following table presents the fair value of fixed maturities and equity securities available for sale by pricing source and fair value hierarchy level as of December 31, 2009.

	Level 1	Level 2	Level 3	Total
Fixed maturities available for sale:
Priced from external pricing services	$ 23,540	$ 2,277,303	$ -	$ 2,300,843
Priced from independent broker quotations	-	111,587	-	111,587
Priced from internal matrices and calculations	-	4,368	52,474	56,842
Subtotal	23,540	2,393,258	52,474	2,469,272
Equity securities available for sale:
Priced from external pricing services	3,400	2,407	-	5,807
Priced from independent broker quotations	-	-	-	-
Priced from internal matrices and calculations	-	25,020	6,049	31,069
Subtotal	3,400	27,427	6,049	36,876
Total	$ 26,940	$ 2,420,685	$ 58,523	$ 2,506,148
Percent of total	1%	97%	2%	100%

19

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

2009
Ending
	Beginning		Included in			Balance
	Balance as	Included	Other	Purchases	Net	as of	Net Unrealized
	of December 31,	in	Comprehensive	and	Transfers	December 31,	Gains (Losses) at
	2008	Earnings	Income (Loss)	Dispositions	in (out)	2009	December 31, 2009
Assets:
Fixed maturities available
for sale	$ 89,499	$ (1,172)	$ 3,100	$ (1,985)	$ (36,968)	$ 52,474	$ 2,533
Equity securities available
for sale	5,141	-	229	(129)	808	6,049	228
Total	$ 94,640	$ (1,172)	$ 3,329	$ (2,114)	$ (36,160)	$ 58,523	$ 2,761

Liabilities:
Other policyholder funds-
guaranteed minimum
withdrawal benefits	$ 755	$ (2,452)	$ -	$ 55	$ -	$ (1,642)	$ -

2008
Ending
	Beginning		Included in			Balance
	Balance as	Included	Other	Purchases	Net	as of	Net Unrealized
	of December 31,	in	Comprehensive	and	Transfers	December 31,	Gains (Losses) at
	2007	Earnings	Income (Loss)	Dispositions	in (out)	2008	December 31, 2008
Assets:
Fixed maturities available
for sale	$ 127,576	$ 392	$ (8,682)	$ (29,442)	$ (345)	$ 89,499	$ (7,892)
Equity securities available
for sale	1,148	-	-	(304)	4,297	5,141	-
Total	$ 128,724	$ 392	$ (8,682)	$ (29,746)	$ 3,952	$ 94,640	$ (7,892)

Liabilities:
Other policyholder funds-
guaranteed minimum
withdrawal benefits	$ 58	$ (122)	$ -	$ 819	$ -	$ 755	$ -

The roll forward of Level 3 assets begins with the prior period balance and adjusts the balance for the gains or losses (realized and unrealized) that occurred during the current period.  Any new purchases that are identified as Level 3 securities are then added and any sales of securities which were previously identified as Level 3 are subtracted.  Next, any securities which were previously identified as Level 1 or Level 2 securities and which are currently identified as Level 3 are added.   Securities which were previously identified as Level 3 and which are now designated as Level 1 or as Level 2 are subtracted.  Finally, securities which were previously identified as Level 3 and which are now designated as Level 1 or as Level 2 are subtracted.  The ending balance represents the current fair value of securities which are designated as Level 3.

The roll forward of Level 3 liabilities begins with the prior period balance and adjusts for the realized gains or losses that occurred during the current period.  These realized gains or losses are reflected as policyholder benefits in the Consolidated Statements of Income.  Issuances, or new sales, are then added and settlements are subtracted.  The ending balance represents the current fair value of liabilities which are designated as Level 3.  The guaranteed minimum withdrawal benefits balance totaled $0.8 million at December 31, 2008.  This balance decreased in value by $2.4 million during 2009, largely due to favorable returns in the capital markets.

The Company had $4.1 million transfers into Level 3 and $40.2 million transfers out of Level 3 for the year ended December 31, 2009.  The Company did not exclude any realized or unrealized gain or losses on items transferred into Level 3.  Transfers into Level 3 occur when the Company, it its opinion, cannot obtain a fair value that it believes is a Level 1 or Level 2 fair value.

20

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2009.

		Gross
	Amortized	Unrealized		Fair
Bonds:	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 118,284	$ 4,674	$ 1,021	$ 121,937
Federal agencies 1	27,640	681	-	28,321
Federal agency issued
residential mortgage-backed securities 1	165,350	7,220	55	172,515
Subtotal	311,274	12,575	1,076	322,773
Corporate obligations:
Industrial	400,775	17,773	2,602	415,946
Energy	190,836	10,703	1,199	200,340
Technology	39,358	1,919	413	40,864
Communications	84,146	3,492	1,374	86,264
Financial	371,179	9,247	15,818	364,608
Consumer	294,732	15,210	2,436	307,506
Public utilities	273,796	16,012	2,121	287,687
Total corporate obligations	1,654,822	74,356	25,963	1,703,215
Corporate private-labeled residential
mortgage-backed securities	242,545	387	42,930	200,002
Other	247,009	4,349	21,677	229,681
Redeemable preferred stocks	14,866	98	1,363	13,601
Fixed maturity securities	2,470,516	91,765	93,009	2,469,272
Equity securities	35,405	1,657	186	36,876
Total	$ 2,505,921	$ 93,422	$ 93,195	$ 2,506,148

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

21

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides amortized cost and fair value for securities by asset class at December 31, 2008.

		Gross
	Amortized	Unrealized		Fair
Bonds:	Cost	Gains	Losses	Value
U.S. Treasury securities and
obligations of U.S. Government	$ 83,937	$ 3,518	$ 399	$ 87,056
Federal agencies 1	72,135	4,074	-	76,209
Federal agency issued
residential mortgage-backed securities 1	197,713	3,407	635	200,485
Subtotal	353,785	10,999	1,034	363,750
Corporate obligations:
Industrial	389,580	6,501	27,368	368,713
Energy	201,172	4,261	15,693	189,740
Technology	37,264	1,109	3,056	35,317
Communications	73,035	699	7,677	66,057
Financial	387,927	3,430	45,793	345,564
Consumer	302,433	4,900	27,458	279,875
Public utilities	260,529	6,013	10,918	255,624
Total corporate obligations	1,651,940	26,913	137,963	1,540,890
Corporate private-labeled residential
mortgage-backed securities	272,405	90	52,795	219,700
Other	241,172	545	37,217	204,500
Redeemable preferred stocks	24,372	52	2,430	21,994
Fixed maturity securities	2,543,674	38,599	231,439	2,350,834
Equity securities	35,850	1,143	417	36,576
Total	$ 2,579,524	$ 39,742	$ 231,856	$ 2,387,410

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The table below is a summary of fair value estimates as of December 31, 2009 and December 31, 2008 for financial instruments.  The Company has not included assets and liabilities that are not financial instruments in this disclosure.  The total of the fair value calculations presented do not represent, and should not be construed to represent, the underlying value of the Company.

	December 31, 2009		December 31, 2008
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Investments:
Fixed maturities available for sale	$ 2,469,272	$ 2,469,272	$ 2,350,834	$ 2,350,834
Equity securities available for sale	36,876	36,876	36,576	36,576
Mortgage loans	457,582	456,819	445,389	449,228
Policy loans	85,585	85,585	88,304	88,304
Cash and short-term investments	143,685	143,685	44,858	44,858

Liabilities:
Individual and group annuities	999,500	977,573	956,216	938,023
Notes payable	-	-	2,900	2,900
Supplementary contracts without
life contingencies	59,399	57,023	61,268	54,327

22

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

3. INVESTMENTS

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2009	2008	2007
Net investment income:
Fixed maturity securities	$ 143,514	$ 147,600	$ 150,594
Equity securities	2,822	(2,599)	3,516
Mortgage loans	29,361	29,735	31,292
Real estate	5,673	5,678	5,909
Policy loans	5,897	6,210	6,230
Short-term investments	272	1,043	3,716
Other	436	673	775
	187,975	188,340	202,032
Less investment expenses	(10,547)	(10,921)	(11,627)
	$ 177,428	$ 177,419	$ 190,405

The following table provides realized investment gains (losses) and net impairment losses by major category for the years ended December 31.  Realized gains and losses on the sale of investments are determined on the basis of specific security identification.

	2009	2008	2007
Realized investment gains (losses):
Fixed maturity securities	$ (9,685)	$ (50,682)	$ (3,294)
Equity securities	903	(10,173)	1,645
Real estate	(1,453)	5,154	7,118
	(10,235)	(55,701)	5,469
Amortization of DAC and VOBA	159	3,430	(43)
	$ (10,076)	$ (52,271)	$ 5,426

Unrealized Gains and Losses
The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income (loss) on the Company’s investments in securities available for sale, at December 31.

	2009	2008	2007

Net unrealized gains (losses)	$ 227	$ (192,114)	$ 13,208
Amounts resulting from:
DAC and VOBA	1,055	65,534	(898)
Policyholder account balances	-	-	(548)
Deferred income taxes	(449)	44,303	(4,117)

	$ 833	$ (82,277)	$ 7,645

The following table provides the change in the net unrealized gains (losses) reported in other comprehensive income.

	2009	2008	2007
Change in net unrealized
gains (losses) during the year:
Fixed maturity securities	$ 82,208	$ (89,106)	$ 6,958
Equity securities	902	(815)	(562)

	$ 83,110	$ (89,921)	$ 6,396

23

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides a rollforward of credit losses recognized in earnings for the year ending December 31, 2009.

Credit losses on securities held at beginning of year in other
comprehensive income (loss)	$ 5,713
Additions for credit losses not previously recognized in other-than-
temporary impairment	6,500
Additions for increases in the credit loss for which an other-than-
temporary impairment previously recognized when there was no
intent to sell the security before recovery of its amortized cost basis	844
Reductions for securities sold during the period (realized)	(4,469)
Reductions for securities previously recognized in other
comprehensive income (loss) because of intent to sell
the security before recovery of its amortized cost basis	-
Reductions for increases in cash flows expected to be collected
that are recognized over the remaining life of the security	(409)
Credit losses on securities held at the end of year in other
comprehensive income (loss)	$ 8,179

During 2009, net impairment losses of $18.9 million were due to other-than-temporarily impaired write-downs of investments securities, compared to $62.7 million in 2008.  In the fourth quarter of 2009, the Company experienced $1.9 million of net impairment losses on of the Company’s real estate joint ventures, specifically attributable to two investments in affordable housing funds.  The Company is a limited partner in several joint ventures whose underlying investments are in affordable housing properties.  These properties generate federal and/or state tax credits and have a residual value in the properties that requires the funds to operate as a real estate joint venture investment.  In one property fund, an impairment of $1.6 million resulted from the transfer of the residual interest in certain properties in exchange for contingent future benefits.  An additional impairment of $0.3 million was recorded due to the foreclosure of certain properties in a second property fund.  The Company also wrote down two affordable housing investments by $0.3 million when it determined that there were no remaining future benefits expected from these investments.

The Company’s analysis of fixed maturity securities for the quarter ended December 31, 2009 resulted in the determination that eight fixed-maturity issuers (nine securities) had other-than-temporary impairments and were written down by a combined $6.5 million due to credit impairments.  The aggregate impairment for these securities was $6.7 million, and $0.2 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the fourth quarter of 2009:

•
Five securities were residential mortgage-backed securities that were written down by a total of $0.2 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.  Two of these securities had been previously written down due to reduced projected cash flows from the underlying securitizations.

•
One security was from a company that provides custom-tailored financing to private and corporate owners of real estate nationwide and was written down $0.5 million.  During the second quarter of 2009, the Company accepted an offer from this company to exchange this security for a security with a longer-dated maturity with an enhanced second lien priority in the capital structure.  This security had been written down in a previous period.  This security was sold during the fourth quarter of 2009.

•
One security was from a trucking company that was written down $0.6 million.  As the trucking industry is highly correlated with the general economy, this company had experienced a reduction in shipping volume as a result of the recession.  This company renegotiated its credit facilities in the first quarter of 2009, but new covenants placed significant requirements on the issuer.  These restrictions, combined with the need to retire longer-term debt, placed additional stress on cash resources and led to indications of continued weakening performance that the Company believed to be other-than-temporary.  This security had been written down in a previous period.  This security was sold during the fourth quarter of 2009.

•
Two securities, one issuer a parent organization of the other, were from financial guarantee insurance companies that provide credit enhancement for bond issuers as well as investment management services and were written down

24

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

by a total of $5.2 million.  These issuers had also experienced declines in value related to the mortgage credit crisis, including significant and continuing reductions in capital and liquidity positions.  These securities were sold during the fourth quarter of 2009.

The Company’s analysis of securities for the quarter ended September 30, 2009 resulted in the determination that five fixed-maturity issuers (seven securities) had other-than-temporary impairments and were written down by a combined $2.3 million due to credit impairments.  The aggregate impairment for these securities was $2.5 million, and $0.2 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the third quarter of 2009:

•
Four securities (from two issuers) were residential mortgage-backed securities that were written down by a total of $0.3 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.  Three of these securities had been previously written down due to reduced projected cash flows from the underlying securitizations.

•
One security from a print media company that filed for bankruptcy protection in 2008 and is currently under reorganization was written down $0.2 million.  The print media industry is highly cyclical and has experienced weakened consumer demand and competition from electronic media.  This security had been previously written down and continues to be challenged in its market and industry.  This security was exchanged for a replacement security during the third quarter of 2009.

•
One security from a global commercial finance company that provides financial products and advisory services to a range of industry sectors was written down $0.3 million.  This company has been affected by the credit crisis, causing reduced access to liquidity and higher borrowing costs.  This security had been written down in a previous period.  The Company determined that a credit-related impairment had occurred, and this security was sold during the third quarter of 2009.

•
One security was from a financial institution that had been impacted by the housing and mortgage credit crisis and had been supported through Troubled Assets Relief Program (TARP) funds.  This company has experienced large losses in its real estate loan portfolios and has had an increase in non-performing loans over the past year.  This security was written down by a total of $1.5 million before it was sold during the third quarter of 2009.

The Company’s analysis of securities for the quarter ended June 30, 2009 resulted in the determination that six fixed-maturity issuers (seven securities) had other-than-temporary impairments and were written down by a combined $4.0 million due to credit impairments.  The aggregate impairment for these securities was $4.4 million, and $0.4 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the second quarter of 2009:

•
Three securities (from two issuers) were residential mortgage-backed securities that were written down by a total of $0.1 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.  These securities had been previously written down due to reduced projected cash flows from the underlying securitizations.

•
One security was a collateralized debt obligation (CDO) that was written down $0.2 million.  This security had been impacted by the rapid rise in delinquencies and foreclosures in the subprime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling had caused extreme declines in market valuations, regardless of individual security performance.  This security had been written down in previous periods.

•
One security from a print media company that filed for bankruptcy protection in 2008 and was under reorganization was written down $1.0 million.  The print media industry is highly cyclical and has experienced weakened consumer demand and competition from electronic media.  This security had been previously written down.

•
One security from a global commercial finance company that provides financial products and advisory services to a range of industry sectors was written down $0.5 million.  This company had been affected by the credit crisis, forcing reduced access to liquidity and higher borrowing costs.  The Company determined that a credit-related impairment had occurred.

•
One security was from a company that provides custom-tailored financing to private and corporate owners of real estate nationwide and was written down $2.2 million.  During the second quarter of 2009, the Company accepted an

25

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

offer from this company to exchange this security for a security with a longer-dated maturity with an enhanced second lien priority in the capital structure.  This security had been written down in a previous period.

The Company’s analysis of securities for the quarter ended March 31, 2009 resulted in the determination that six fixed-maturity issuers (seven securities) had other-than-temporary impairments and were written down by a combined $6.1 million due to credit impairments.  The aggregate impairment for these securities was $21.4 million, and $15.3 million of this amount was determined to be non-credit and was recognized in other comprehensive income (loss).

Following is a description of the securities that were written down during the first quarter of 2009:

•
One security was from a mortgage and financial guaranty insurer that was written down $1.6 million.  Mortgage insurers have suffered from the deterioration in the U.S. housing market and mortgage credit market.  Rising mortgage delinquencies and defaults have resulted in rating downgrades for these insurers.  Recent rating downgrades, combined with the issuer’s need to raise additional capital to meet future payments contributed to the other-than-temporary impairment.

•
One security was from a trucking company that was written down $1.6 million.  As the trucking industry is highly correlated with the general economy, this company had experienced a reduction in shipping volume as a result of the recession.  This company renegotiated its credit facilities in the first quarter of 2009, but new covenants placed significant requirements on the issuer.  These restrictions, combined with the need to retire longer-term debt, placed additional stress on cash resources and led to indications of continued weakening performance that the Company believed to be other-than-temporary.

•
One security was from a company that develops, manufactures and markets imaging products that was written down $1.2 million.   This company’s past emphasis was in traditional film, which has been largely surpassed by digital photography.  The decline in the economy had negatively affected sales, as the consumer photography industry is a discretionary item.  The company’s declining revenues and liquidity position led to the other-than-temporary impairment.

•
Two securities (from one issuer) were residential mortgage-backed securities that were written down by a total of $0.6 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the securities and created an other-than-temporary impairment.

•
One security was a residential mortgage-backed security that was written down $0.1 million.  The significant decline in the subprime and non-conforming mortgage markets and the specific performance of the underlying collateral caused the Company’s cash flow projections to be less than the amortized cost of the security and created an other-than-temporary impairment.

•	One security was written down $1.0 million as the Company accepted a tender offer on the Company’s holdings from an issuer during the second quarter of 2009.

The Company’s analysis of securities for the quarter ended December 31, 2008 resulted in the determination that 16 securities (14 issuers) had other-than-temporary impairments and were written down by a combined $20.0 million.

Following is a description of the securities that were written down during the fourth quarter of 2008:

•
Two of the securities were preferred stocks of government-sponsored agencies that were written down by a total of $0.4 million.  These entities buy and hold mortgages and issue and sell guaranteed residential mortgage-backed securities to facilitate housing ownership.  They are now operated in conservatorship by the U.S. government and their existing common and preferred stock securities are severely diluted.  Dividend payments were suspended, driving the fair value of these securities down.

•
Two securities were written down by $3.1 million, primarily as a result of declines in price and rating agency downgrades on debt issues from issuers that completed leveraged buyout transactions during 2008.  One of these securities was subsequently sold during the fourth quarter of 2008.

•
Three securities were CDOs that were written down by a total of $5.3 million.  These securities were impacted by the rapid rise in delinquencies and foreclosures in the sub-prime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling caused extreme declines in market valuations, regardless of individual security performance.

•
Two securities were written down by $1.9 million due to a decline in price that had persisted for a period longer than the Company considered temporary.  One of these securities was subsequently sold during the fourth quarter of 2008.

26

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

•
One security was from an originator of residential prime, Alt-A and subprime mortgages that was written down $4.2 million.  The significant decline in the subprime and non-conforming mortgage markets resulted in a reduction in value for this security.

•
One security was from an issuer that designs, manufactures and services cars and trucks and provides vehicle-related financing, leasing and insurance was written down $1.2 million, largely resulting from the decline in the U.S. automotive industry.

•
One security that is a financial services company involved in automotive and real estate financing and mortgage lending was written down by $0.6 million and subsequently sold during the fourth quarter of 2008.

•
Four securities (two issuers) were perpetual preferred securities that were written down $3.3 million.  These securities had been negatively impacted by the housing and mortgage credit crisis and have received TARP (Troubled Assets Relief Program) funds.

The Company’s analysis of securities for the quarter ended September 30, 2008 resulted in the determination that ten fixed-maturity issuers (twelve specific securities) had other-than-temporary impairments and were written down by a combined $32.5 million in the third quarter.

Following is a description of the securities that were written down during the third quarter of 2008:

•
Two of the securities were preferred stocks of government-sponsored agencies that were written down by a total of $6.5 million.  These entities buy and hold mortgages and issue and sell guaranteed residential mortgage-backed securities to facilitate housing ownership.  They are now operated in conservatorship by the U.S. government and their existing common and preferred stock securities are severely diluted.  Dividend payments were suspended, driving the fair value of these securities down.

•
Two securities from the same issuer were from an investment banking firm that filed for bankruptcy during the third quarter of 2008 and were written down by a total of $9.2 million.  This firm was part of the financial industry that was hit hard by the mortgage credit crisis.  After a severe decline in equity valuations, the inability to obtain short-term funding and the failure to find an acquirer forced this firm to file for Chapter 11 bankruptcy.

•
Two securities were CDOs that were written down by a total of $5.1 million.  These securities were impacted by the rapid rise in delinquencies and foreclosures in the sub-prime and Alt-A mortgage markets, along with a decline in the fair value of securities issued by financial institutions.  Ongoing CDO liquidations and investor selling have caused extreme declines in market valuations, regardless of individual security performance.

•
Two securities, one issuer a parent organization of the other, were from financial guarantee insurance companies that provide credit enhancement for bond issuers as well as investment management services and were written down by a total of $4.9 million.  These issuers had also experienced declines in value related to the mortgage credit crisis and had been downgraded to a negative outlook.

•
One security was from a supplier of auto parts for light trucks and sport-utility vehicles.  The deteriorating truck and sport-utility vehicle markets of the auto industry, combined with the sharp decline in value and recent ratings declines, resulted in a $2.1 million write-down.

•	One security was written down $1.1 million as continued price deterioration occurred on this security that was previously written down. This issuer is primarily in the radio and advertising business.
•
One security provides custom-tailored financing to private and corporate owners of real estate nationwide.  This security had a rating decline to below investment grade status combined with continued price deterioration and was written down $2.8 million.

•
One security was from a bank holding company that had recently filed for bankruptcy.  This holding company was the parent of a large nationwide bank that was recently taken over by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (FDIC) was appointed as its receiver.  As a result of the bankruptcy filing, this security was written down $0.8 million.

The Company’s analysis of securities for the quarter ended June 30, 2008 resulted in the determination that seven fixed-maturity securities had other-than-temporary impairments.  These securities were written down by a combined $10.2 million in the second quarter.

Following is a description of the securities that were written down during the second quarter of 2008:

•
Three of the securities were written down by a total of $3.3 million, primarily as a result of declines in price and rating agency downgrades on debt issues from issuers that had recently completed leveraged buyout (LBO) transactions.  These LBO transactions greatly increased the debt level of each issuer.  One of these securities had

27

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

been written down previously, and the other two securities were below cost by 20% or more for at least six consecutive months.
•
Two securities were CDOs and were written down by $2.8 million, primarily due to price declines that had persisted for periods longer than the Company considered temporary.  Both securities were below cost by 20% or more for at least six consecutive months.

•
One security was written down by $3.3 million due to a combination of a decline in price that had persisted for a period longer than the Company considered temporary, rating agency downgrades and a debt restructuring during the quarter.

•
One security was written down by $0.8 million due to a combination of a decline in price that had persisted for a period longer than the Company considered temporary and a further deterioration in fair value during the second quarter of 2008.

No other-than-temporary impairments were identified during the first quarter of 2008.

The Company’s analysis of fixed maturity securities for the quarter ended December 31, 2007 resulted in the determination that two securities had other-than-temporary declines which were written down by $4.0 million.

Following is a description of the securities that were written down during the fourth quarter of 2007:

•
One security was below cost by 20% or more for more than six consecutive months and was the subject of a recent leveraged buyout that was finalized during the fourth quarter of 2007, which greatly increased the debt level of the company.  Accordingly, the Company wrote down this security $3.3 million at year-end 2007.

•
One security filed for Chapter 11 protection and indicated that it would not be able to fully meet all of the obligations of its borrowings.  The Company recognized an other-than-temporary impairment on this security at year-end 2006 of $1.1 million.  As a result of this new action, the Company recognized an additional $0.7 million impairment in 2007.  At December 31, 2006, this security was below cost by 20% or more for more than twelve consecutive months.  It was in a highly competitive and cyclical industry that was experiencing weakened demand and overcapacity.  Capital expenditures for equipment upgrades were exceeding cash generation.

No other-than-temporary impairments were identified during the first, second and third quarters of 2007.

28

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding investment securities with unrealized losses on fixed maturity and equity security investments for sale, as of December 31, 2009.

	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 30,616	$ 913	$ 3,040	$ 108	$ 33,656	$ 1,021
Federal agency issued
residential mortgage-backed securities 1	1,363	4	6,191	51	7,554	55
Subtotal	31,979	917	9,231	159	41,210	1,076
Corporate obligations:
Industrial	55,724	562	24,393	2,040	80,117	2,602
Energy	12,392	167	11,822	1,032	24,214	1,199
Technology	4,012	76	7,369	337	11,381	413
Communications	2,353	44	20,797	1,330	23,150	1,374
Financial	35,437	568	126,213	15,250	161,650	15,818
Consumer	21,753	898	34,167	1,538	55,920	2,436
Public utilities	34,108	731	19,916	1,390	54,024	2,121
Total corporate obligations	165,779	3,046	244,677	22,917	410,456	25,963
Corporate private-labeled residential
mortgage-backed securities	18,319	2,266	158,813	40,664	177,132	42,930
Other	25,747	940	149,415	20,737	175,162	21,677
Redeemable preferred stocks	831	2	7,672	1,361	8,503	1,363
Fixed maturity securities	242,655	7,171	569,808	85,838	812,463	93,009
Equity securities	-	-	1,986	186	1,986	186
Total	$ 242,655	$ 7,171	$ 571,794	$ 86,024	$ 814,449	$ 93,195

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

29

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding unrealized losses on investments available for sale, as of December 31, 2008.

	Less than 12 months		12 months or longer		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
Bonds:	Value	Losses	Value	Losses	Value	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 1,591	$ 260	$ 5,213	$ 139	$ 6,804	$ 399
Federal agency issued
residential mortgage-backed securities 1	28,933	419	25,404	216	54,337	635
Subtotal	30,524	679	30,617	355	61,141	1,034
Corporate obligations:
Industrial	152,873	11,301	72,964	16,067	225,837	27,368
Energy	104,230	12,571	17,098	3,122	121,328	15,693
Technology	5,828	1,352	6,975	1,704	12,803	3,056
Communications	27,885	3,584	17,674	4,093	45,559	7,677
Financial	171,513	18,408	94,853	27,385	266,366	45,793
Consumer	124,295	14,605	62,311	12,853	186,606	27,458
Public utilities	124,053	8,339	15,021	2,579	139,074	10,918
Total corporate obligations	710,677	70,160	286,896	67,803	997,573	137,963
Corporate private-labeled residential
mortgage-backed securities	114,480	15,261	90,001	37,534	204,481	52,795
Other	125,491	16,342	58,344	20,875	183,835	37,217
Redeemable preferred stocks	9,786	1,237	3,938	1,193	13,724	2,430
Fixed maturity securities	990,958	103,679	469,796	127,760	1,460,754	231,439
Equity securities	-	-	1,755	417	1,755	417
Total	$ 990,958	$ 103,679	$ 471,551	$ 128,177	$ 1,462,509	$ 231,856

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

 As of December 31, 2009, the Company had gross unrealized losses of $93.2 million on investment securities, including fixed maturity and equity securities that had a fair value of $814.4 million. As of December 31, 2008, the Company had gross unrealized losses of $231.9 million on investment securities, including fixed maturity and equity securities that had a fair value of $1.5 billion.  The decrease in unrealized losses was primarily attributable to improved pricing of financial assets during the twelve months ended December 31, 2009.  These changes affected the broad financial markets and resulted in price improvements in virtually every sector.  At December 31, 2009, approximately 8% of the gross unrealized losses were attributable to securities having gross unrealized losses of less than 12 months.  This compares to approximately 45% at December 31, 2008.  At December 31, 2009, unrealized losses on investments available for sale were primarily due to $42.9 million in unrealized losses on corporate private-labeled residential mortgage-backed securities.  In addition, unrealized losses on corporate securities totaled $26.0 million.  Based, in part, by the Company’s assessment of expected credit losses of the securities given the performance of the underlying collateral compared to the credit enhancement, the Company concluded that these securities were not other-than-temporarily impaired at December 31, 2009.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time a security is below cost.  At December 31, 2009, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	84 security issues representing 36% of the issues with unrealized losses, including 93% being rated as investment grade, were below cost for less than one year;
•	96 security issues representing 41% of the issues with unrealized losses, including 80% being rated as investment grade, were below cost for one year or more and less than three years; and
•	52 security issues representing 23% of the issues with unrealized losses, including 81% being rated as investment grade, were below cost for three years or more.

30

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

At December 31, 2008, the Company had unrealized losses on its investment portfolio for fixed maturities and equity securities as follows:

•	293 security issues representing 61% of the issues with unrealized losses, including 94% being rated as investment grade, were below cost for less than one year;
•	65 security issues representing 13% of the issues with unrealized losses, including 88% being rated as investment grade, were below cost for one year or more and less than three years; and
•	125 security issues representing 26% of the issues with unrealized losses, including 92% being rated as investment grade, were below cost for three years or more.

The following tables summarize the Company’s investments in securities available for sale with unrealized losses as of December 31, 2009 and December 31, 2008.

	December 31, 2009
			Gross
	Amortized	Fair	Unrealized
Securities owned without realized impairment:	Cost	Value	Losses
Unrealized losses of 10% or less	$ 633,514	$ 608,280	$ 25,234
Unrealized losses of 20% or less and greater than 10%	109,379	94,348	15,031
Subtotal	742,893	702,628	40,265
Unrealized losses greater than 20%:
Investment grade
Less than six months	13,125	9,821	3,304
Six months or more and less than twelve months	25,413	19,627	5,786
Twelve months or greater	34,906	22,225	12,681
Total investment grade	73,444	51,673	21,771
Below investment grade
Less than six months	-	-	-
Six months or more and less than twelve months	4,654	2,954	1,700
Twelve months or greater	15,139	11,139	4,000
Total below investment grade	19,793	14,093	5,700
Unrealized losses greater than 20%	93,237	65,766	27,471
Subtotal	$ 836,130	$ 768,394	$ 67,736

Securities owned with realized impairment:
Unrealized losses of 10% or less	$ 4,850	$ 4,634	$ 216
Unrealized losses of 20% or less and greater than 10%	10,594	8,720	1,874
Subtotal	15,444	13,354	2,090
Unrealized losses greater than 20%:
Investment grade
Less than six months	-	-	-
Six months or more and less than twelve months	-	-	-
Twelve months or greater	17,937	12,298	5,639
Total investment grade	17,937	12,298	5,639
Below investment grade
Less than six months	514	362	152
Six months or more and less than twelve months	5,859	3,944	1,915
Twelve months or greater	31,760	16,097	15,663
Total below investment grade	38,133	20,403	17,730
Unrealized losses greater than 20%	56,070	32,701	23,369
Subtotal	$ 71,514	$ 46,055	$ 25,459
Total unrealized losses	$ 907,644	$ 814,449	$ 93,195

31

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	December 31, 2008
			Gross
	Amortized	Fair	Unrealized
Securities owned without realized impairment:	Cost	Value	Losses
Unrealized losses of 10% or less	$ 891,477	$ 847,458	$ 44,019
Unrealized losses of 20% or less and greater than 10%	397,403	339,664	57,739
Subtotal	1,288,880	1,187,122	101,758
Unrealized losses greater than 20%:
Investment grade
Less than six months	296,683	207,314	89,369
Six months or more and less than twelve months	46,194	28,918	17,276
Twelve months or greater	-	-	-
Total investment grade	342,877	236,232	106,645
Below investment grade
Less than six months	45,346	27,269	18,077
Six months or more and less than twelve months	4,547	2,098	2,449
Twelve months or greater	-	-	-
Total below investment grade	49,893	29,367	20,526
Unrealized losses greater than 20%	392,770	265,599	127,171
Subtotal	$ 1,681,650	$ 1,452,721	$ 228,929

Securities owned with realized impairment:
Unrealized losses of 10% or less	$ -	$ -	$ -
Unrealized losses of 20% or less and greater than 10%	5,676	4,725	951
Subtotal	5,676	4,725	951
Unrealized losses greater than 20%:
Investment grade
Less than six months	6,476	4,635	1,841
Six months or more and less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total investment grade	6,476	4,635	1,841
Below investment grade
Less than six months	563	428	135
Six months or more and less than twelve months	-	-	-
Twelve months or greater	-	-	-
Total below investment grade	563	428	135
Unrealized losses greater than 20%	7,039	5,063	1,976
Subtotal	$ 12,715	$ 9,788	$ 2,927
Total unrealized losses	$ 1,694,365	$ 1,462,509	$ 231,856

Total unrealized losses on the Company’s investments in securities available for sale at December 31, 2009 were $93.2 million.  The Company segments these unrealized losses into those on which other-than-temporary impairments have been recorded and those that have not been previously written down.

Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments have not been recorded.  Total securities owned without other-than-temporary impairment equaled 73% of total unrealized losses.  These securities are further segmented into three primary categories.  The first category includes total unrealized losses of 10% or less of amortized cost, which totaled $25.2 million or 37% of the total unrealized losses on fixed maturity securities without other-than-temporary impairments.  The second category reflects total unrealized losses of 20% or less and greater than 10%.  This category totaled $15.0 million or 22% of the total unrealized losses without other-than-temporary impairments.  The third category includes total unrealized losses greater than 20%.  This category totaled $27.5 million or 41% of the total securities without other-than-temporary impairments.

All securities with unrealized losses greater than 20% are also monitored based upon whether the securities are investment grade or below investment grade.  Securities in the investment grade category had $21.8 million in unrealized losses, while securities rated below investment grade had $5.7 million in unrealized losses at December 31, 2009.

32

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

In addition, securities having unrealized losses greater than 20% are further evaluated based upon the length of time that they have been above the 20% unrealized loss threshold.  Securities in this classification are divided into three different categories, including less than six months, six months or more and less than twelve months, and twelve months or greater.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $3.3 million and $5.8 million for less than six months and six or more and less than twelve-month periods, respectively, at December 31, 2009.  The Company had investment grade securities with unrealized losses of greater than 20% for twelve months or greater that totaled $12.7 million.  The Company had below investment grade securities with unrealized losses of greater than 20% for six months or more and less than twelve months that totaled $1.7 million at December 31, 2009.  Below investment grade securities with unrealized losses greater than 20% for twelve months or greater totaled $4.0 million.

Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments have been recorded as of December 31, 2009.  Total unrealized losses of 20% or less and greater than 10% were $1.9 million or 7% of the total unrealized losses on securities with other-than-temporary impairments.  Total unrealized losses greater than 20% were $23.4 million or 92% of the total securities with other-than-temporary impairments.

The Company had investment grade securities with unrealized losses of greater than 20% that totaled $5.6 million for twelve months or greater at December 31, 2009.  The Company had below investment grade securities with unrealized losses of greater than 20% that totaled $17.7 million.  The Company had below investment grade securities with unrealized losses of greater than 20% for twelve months or greater that totaled $15.7 million at December 31, 2009.

Total unrealized losses on securities available for sale at December 31, 2008 were $231.9 million.  Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments have not been recorded.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $89.4 million for less than six months at December 31, 2008.  This represented 70% of total unrealized losses greater than 20% for this category.  Investment grade securities with unrealized losses for six months or more and less than twelve-months totaled $17.3 million.   The Company also had below investment grade securities with unrealized losses of greater than 20% that totaled $18.1 million for less than six months and $2.4 million for six months or more and less than twelve-month periods.  The Company had no below investment grade securities with unrealized losses of greater than 20% for twelve months or greater at December 31, 2008.

Following is a discussion regarding those securities with unrealized losses on which other-than-temporary impairments had been recorded as of December 31, 2008.  The Company had investment grade securities with unrealized losses of greater than 20% that totaled $1.8 million for less than six months at December 31, 2008.  The Company also had below investment grade securities with unrealized losses of greater than 20% that totaled $0.1 million for less than six months.  The Company had no securities with unrealized losses of greater than 20% for six months or greater at December 31, 2008.

33

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides information regarding fixed maturity securities by asset class at December 31, 2009.

			Fair Value		Fair Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Fair	%	Unrealized	Unrealized	Unrealized	Unrealized
	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 121,937	5%	$ 88,281	$ 4,674	$ 33,656	$ 1,021
Federal agencies 1	28,321	1%	28,321	681	-	-
Federal agency issued
residential mortgage-backed securities 1	172,515	7%	164,961	7,220	7,554	55
Subtotal	322,773	13%	281,563	12,575	41,210	1,076
Corporate obligations:
Industrial	415,946	17%	335,829	17,773	80,117	2,602
Energy	200,340	8%	176,126	10,703	24,214	1,199
Technology	40,864	2%	29,483	1,919	11,381	413
Communications	86,264	4%	63,114	3,492	23,150	1,374
Financial	364,608	15%	202,958	9,247	161,650	15,818
Consumer	307,506	12%	251,586	15,210	55,920	2,436
Public utilities	287,687	12%	233,663	16,012	54,024	2,121
Subtotal	1,703,215	70%	1,292,759	74,356	410,456	25,963
Corporate private-labeled residential
mortgage-backed securities	200,002	8%	22,870	387	177,132	42,930
Other	229,681	9%	54,519	4,349	175,162	21,677
Redeemable preferred stocks	13,601	-	5,098	98	8,503	1,363
Total	$ 2,469,272	100%	$ 1,656,809	$ 91,765	$ 812,463	$ 93,009

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

The following table provides information regarding fixed maturity securities by asset class at December 31, 2008.

			Fair Value		Fair Value
			of Securities		of Securities
	Total		with Gross	Gross	with Gross	Gross
	Fair	%	Unrealized	Unrealized	Unrealized	Unrealized
	Value	of Total	Gains	Gains	Losses	Losses
U.S. Treasury securities and
obligations of U.S. Government	$ 87,056	4%	$ 80,252	$ 3,518	$ 6,804	$ 399
Federal agencies 1	76,209	3%	76,209	4,074	-	-
Federal agency issued
residential mortgage-backed securities 1	200,485	8%	146,148	3,407	54,337	635
Subtotal	363,750	15%	302,609	10,999	61,141	1,034
Corporate obligations:
Industrial	368,713	16%	142,876	6,501	225,837	27,368
Energy	189,740	8%	68,412	4,261	121,328	15,693
Technology	35,317	2%	22,514	1,109	12,803	3,056
Communications	66,057	3%	20,498	699	45,559	7,677
Financial	345,564	15%	79,198	3,430	266,366	45,793
Consumer	279,875	12%	93,269	4,900	186,606	27,458
Public utilities	255,624	11%	116,550	6,013	139,074	10,918
Subtotal	1,540,890	67%	543,317	26,913	997,573	137,963
Corporate private-labeled residential
mortgage-backed securities	219,700	9%	15,219	90	204,481	52,795
Other	204,500	9%	20,665	545	183,835	37,217
Redeemable preferred stocks	21,994	-	8,270	52	13,724	2,430
Total	$ 2,350,834	100%	$ 890,080	$ 38,599	$ 1,460,754	$ 231,439

1 Federal agency securities are not backed by the full faith and credit of the U.S. Government.

34

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company held one non-income producing security with a carrying value of $2.7 million at December 31, 2009 (2008 – one security with a carrying value of $1.5 million).  This security was previously written down due to other-than-temporary impairment and placed on non-accrual status.

The table below provides sales of investment securities available for sale, excluding maturities and calls, for the years ended December 31, 2009.

	2009	2008	2007

Proceeds	$ 114,886	$ 15,407	$ 181,208
Gross realized gains	9,494	-	431
Gross realized losses	-	1,115	633

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2009 or December 31, 2008.

No derivative financial instruments were held during the three years ended December 31, 2009.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change.  These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

Subprime securities include all bonds or portion of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market at prime.  The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.  At December 31, 2009, the Company had investments with subprime residential mortgage exposure of $20.9 million and a related $8.0 million unrealized loss.  This exposure amounted to less than 1% of the Company’s invested assets.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity investment securities available for sale as of December 31, 2009.  Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	Amortized	Fair
	Cost	Value

Due in one year or less	$ 88,137	$ 89,563
Due after one year through five years	524,283	544,819
Due after five years through ten years	816,117	842,457
Due after ten years	521,780	505,466
Residential mortgage-backed securities	505,333	473,366
Redeemable preferred stocks	14,866	13,601

	$ 2,470,516	$ 2,469,272

Mortgage Loans
Investments in mortgage loans totaled $457.6 million at December 31, 2009 ($445.4 million – December 31, 2008).  The Company’s mortgage loans are mostly secured by commercial real estate and are carried net of a reserve of $3.4 million (2008 – $3.4 million).  The valuation reserve for mortgage loans is maintained at a level believed by management to be adequate to absorb estimated credit losses.  Management’s periodic evaluation and assessment of the adequacy of the reserve is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors.  No mortgage loans were foreclosed upon and transferred to real estate investments during the past three years.  Also, there were no delinquent mortgage loans at December 31, 2009 and there were no delinquent mortgage loans at December 31, 2008.  The Company does not hold mortgage loans of any borrower that exceeds 5% of stockholders’ equity.

35

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides geographic and property type diversification of the mortgage portfolio at December 31.

	2009	2008
	Carrying	Carrying
	Amount	Amount
Geographic region:
East north central	$ 19,783	$ 18,236
Mountain	51,965	63,257
Pacific	101,648	101,276
West south central	106,625	100,491
West north central	113,997	112,775
Other	66,974	52,764
Valuation reserve	(3,410)	(3,410)
	$ 457,582	$ 445,389
Property type:
Industrial	$ 248,397	$ 249,792
Retail	-	-
Office	208,290	197,214
Other	4,305	1,793
Valuation reserve	(3,410)	(3,410)
	$ 457,582	$ 445,389

The Company had commitments to originate mortgage loans of $7.7 million at December 31, 2009.  These commitments expire in 2010.

In December 2009, a construction-to-permanent loan in the amount of $16.0 million was executed. The Company anticipates that disbursement of loan proceeds will start in July 2010 with completion of the construction and stabilization phase by September 2011.

Real Estate
Investments in real estate totaled $114.1 million at December 31, 2009 ($99.6 million at December 31, 2008).  The table below provides information concerning the Company's real estate investments by major category as of December 31.

	2009	2008
Land	$ 17,370	$ 18,382
Buildings	63,704	54,804
Less accumulated depreciation	(21,809)	(21,537)
Real estate, commercial	59,265	51,649
Real estate, joint ventures	54,811	47,927
	$ 114,076	$ 99,576

Investment real estate is depreciated on a straight-line basis over periods ranging from 10 to 60 years.

The Company had non-income producing real estate of $28.1 million consisting of vacant properties and properties under development at December 31, 2009 (2008 - $29.2 million).

The Company had no commitments to buy or sell real estate investments at December 31, 2009.  The Company had commitments to fund affordable housing project obligations of $7.4 million at December 31, 2009.

36

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

4. UNPAID ACCIDENT and HEALTH CLAIMS LIABILITY

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2009	2008	2007

Gross liability at beginning of year	$ 7,006	$ 7,089	$ 7,391
Less reinsurance recoverable	(3,495)	(3,826)	(3,829)
Net liability at beginning of year	3,511	3,263	3,562

Incurred benefits related to:
Current year	27,602	26,411	23,852
Prior years 1	(448)	271	180

Total incurred benefits	27,154	26,682	24,032

Paid benefits related to:
Current year	23,764	23,178	20,824
Prior years	3,008	3,256	3,507

Total paid benefits	26,772	26,434	24,331

Net liability at end of year	3,893	3,511	3,263
Reinsurance recoverable	4,774	3,495	3,826

Gross liability at end of year	$ 8,667	$ 7,006	$ 7,089

1 The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

5. NOTES PAYABLE

The Company borrows money to enhance liquidity and investment strategies, depending upon timing and specific circumstances.  The following table provides information for notes payable as of December 31.

	2009	2008
Federal Home Loan Bank (FHLB) loans with various maturities and a weighted average interest rate, no borrowings at December 31, 2009,
(0.95% at December 31, 2008), secured by mortgage-backed securities
totaling $64.0 million ($102.2 million at December 31, 2008)	$ -	$ 2,900
	$ -	$ 2,900

As a member of the FHLB with a capital investment of $5.0 million, the Company has the ability to borrow on a collateralized basis from the FHLB.  The Company received annual dividends on the capital investment in the FHLB equal to $0.1 million (2008 - $0.3 million; 2007 - $0.3 million).

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding and which are at variable interest rates.  These lines of credit will expire in June of 2010.  The Company anticipates renewing these lines of credit as they come due.

Interest paid on all borrowings was less than $.01 million in 2009 (2008 – $1.1 million; 2007 – $1.6 million).  The interest expense on all borrowings was less than $.01 million in 2009 (2008 – $1.1 million; 2007 – $1.6 million).

There were no outstanding notes payable as of December 31, 2009.

37

6. STATUTORY INFORMATION and STOCKHOLDER DIVIDENDS RESTRICTION

The table below provides Kansas City Life’s net gain from operations, net income (loss), unassigned surplus (retained earnings) and capital and surplus (stockholders' equity), on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2009	2008	2007

Net gain from operations	$ 24,979	$ 27,301	$ 50,141

Net income (loss)	19,455	(20,114)	47,718

Unassigned surplus	415,575	398,941	433,253

Capital and surplus	336,615	306,247	357,332

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year.  The maximum stockholder dividends payable in 2010 without prior approval is $31.3 million, 10% of 2009 surplus.  The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had an aggregate carrying value of $11.6 million at December 31, 2009 (2008 – $12.1 million; 2007 – $12.7 million).

7. INCOME TAXES

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2009	2008	2007

Current income tax expense (benefit)	$ 476	$ (1,386)	$ 20,875
Deferred income tax expense (benefit)	5,244	(7,778)	(3,625)
Total income tax expense (benefit)	$ 5,720	$ (9,164)	$ 17,250

	2009	2008	2007

Federal income tax rate	35%	35%	35%
Tax credits net of equity adjustment	6	-	(4)
Permanent differences	(3)	1	-
Prior year taxes	(3)	(1)	2
Effective income tax rate	35%	35%	33%

38

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2009	2008
Deferred tax assets:
Future policy benefits	$ 41,248	$ 39,198
Basis differences between tax and
GAAP accounting for investments	-	5,041
Unrealized investment losses	-	67,240
Employee retirement benefits	26,154	30,878
Tax carryovers	938	66
Gross and net deferred tax assets	68,340	142,423

Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	7,782	-
Unrealized investment gains	79	-
Capitalization of deferred acquisition
costs, net of amortization	37,902	56,902
Value of business acquired	23,140	28,999
Property and equipment, net	7,290	8,072
Other	13,998	9,747
Gross deferred tax liabilities	90,191	103,720
Net deferred tax (asset)/liability	21,851	(38,703)
Current tax (receivable)/liability	(8,784)	(925)
Income taxes (receivable)/payable	$ 13,067	$ (39,628)

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Based predominately upon review of the Company’s anticipated future earnings, reversal of future taxable differences, the available capital loss carryback period, tax planning strategies that are prudent and feasible, and our ability and intent to hold securities until their recovery, in management's opinion, it is more likely than not that the Company will realize the benefit of its deferred tax asset.

Federal income taxes paid during 2009 were $6.5 million (2008 – $9.9 million; 2007 – $14.6 million).

The Company and its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions.  In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2006.  The Company is not currently under examination by the Internal Revenue Service.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31 is as follows:

	2009	2008

Beginning of year	$ 6,268	$ 5,432

Additions based on tax positions related to the current year	720	553
Additions for tax positions of prior years	56	567
Reductions for tax positions of prior years	(294)	(165)
Reductions for statute of limitations lapse	(114)	(119)

End of year	$ 6,636	$ 6,268

The total amount of unrecognized tax benefits, if recognized, that would impact the effective tax rate was $0.6 million and $0.7 million as of December 31, 2009 and 2008, respectively.

39

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense (benefit).  During the years ended December 31, 2009, 2008, and 2007, the Company recognized expense (benefit) of approximately ($0.2) million, $0.1 million, and $0.3 million in interest and penalties, respectively.  The Company had approximately $0.7 million and $0.9 million for the payment of interest and penalties accrued at December 31, 2009 and 2008, respectively.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2009	2008	2007
Income tax expense (benefit)	$ 5,720	$ (9,164)	$ 17,250
Stockholders' equity:
Related to:
Unrealized gains (losses), net	49,274	(48,419)	3,444
Change in benefit
plan obligations	6,037	(11,343)	(587)
Total income tax expense (benefit)
included in financial statements	$ 61,031	$ (68,926)	$ 20,107

8. PENSIONS and OTHER POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Pension Plan was amended and restated effective January 1, 1998 as the Kansas City Life Cash Balance Pension Plan.  Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%.  The benefits expected to be paid in each year from 2010 through 2014 are $8.7 million, $10.2 million, $10.3 million, $10.1 million, and $11.6 million, respectively. The aggregate benefits expected to be paid in the five years from 2015 through 2019 are $58.1 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2009 and include estimated future employee service. The 2010 contribution for the plan has not been determined.  The asset allocation of the fair value of pension plan assets at December 31 was:

	Plan Assets		Target
	2009	2008	Allocation

Debt securities	39%	33%	26%	-	32%
Equity securities	60%	61%	56%	-	76%
Cash equivalents	1%	6%	0%	-	2%

Certain of the Company’s pension plan assets consist of investments in separate accounts.  Net asset value (NAV) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investments companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account.  Sale of plan assets may be at values less than NAV and certain redemption restrictions may apply.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies and setting long-term strategic targets. Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return. Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range. The Plan does not expect to return any plan assets to the Company during 2010.

The current assumption for the expected long-term rate of return on plan assets is 8.0%.  This assumption is determined by analyzing: 1) historical average returns, 2) historical data on the volatility of returns, 3) current yields available in the

40

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

marketplace, 4) actual returns on plan assets, and 5) current and anticipated future allocation among asset classes.  The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash.  The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rates used to determine the benefit obligation for pension benefits and postretirement benefits are 5.62% and 6.01%, respectively.  The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2009.  Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities.  By discounting benefit cash flows at these rates, a notional amount equal to the market value of a cash flow defeasing portfolio of bonds was determined.  The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for the eligible employees, agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2010 through 2014 are $1.2 million each year. The aggregate benefits expected to be paid in the five years from 2015 through 2019 are $7.4 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2009. The 2010 contribution for the plan is estimated to be $1.2 million.  The Company pays these medical costs as they become due and the plan incorporates cost-sharing features.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen, using the employees' years of service and compensation as of December 31, 1997.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans in 2009 were $0.1 million (2008 - $0.1 million; 2007 - $0.1 million). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans were $0.3 million (2008 – $0.4 million; 2007 – $0.4 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 6% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan in 2009 were $1.3 million (2008 – $1.8 million; 2007 – $1.2 million). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. The Company made no profit sharing contribution in 2009 or in the prior two years.

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postretirement plans, measured as the difference between plan assets at fair value and the benefit obligation, on the balance sheet.  Changes in the funded status that arise during the period but are not recognized as components of net periodic benefit cost are recognized within other comprehensive income (loss) net of taxes.

On January 1, 2009, the agents are covered under a fully insured third-party provider health plan. This plan includes Medicare prescription drug coverage.

41

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Pension Benefits		Other Benefits
	2009	2008	2009	2008

Change in projected benefit obligation:
Benefit obligation at beginning of year	$ 137,492	$ 142,375	$ 29,738	$ 27,724
Service cost	2,059	2,405	730	821
Interest cost	7,922	7,662	1,590	1,599
Plan amendments	-	15	-	1,588
Actuarial (gain) loss	2,044	(5,145)	(3,309)	(1,183)
Benefits paid	(12,831)	(9,820)	(736)	(811)
Benefit obligation at end of year	$ 136,686	$ 137,492	$ 28,013	$ 29,738

Change in plan assets:
Fair value of plan assets at beginning of year	$ 94,832	$ 127,395	$ 836	$ 921
Return on plan assets	19,865	(28,824)	38	47
Company contributions	6,080	6,081	-	-
Benefits paid	(12,831)	(9,820)	(256)	(132)
Fair value of plan assets at end of year	$ 107,946	$ 94,832	$ 618	$ 836

Current and noncurrent liabilities recognized
in the Consolidated Balance Sheets:
Current liabilities	$ 75	$ -	$ 1,197	$ 1,030
Noncurrent liabilities	28,665	42,660	26,198	27,872
Funded status at end of year	$ 28,740	$ 42,660	$ 27,395	$ 28,902

Amounts recognized in accumulated other
comprehensive loss:
Net loss	$ 57,614	$ 72,640	$ 1,390	$ 4,708
Prior service cost	(602)	(1,308)	(1,001)	(1,390)
Total accumulated other comprehensive loss	$ 57,012	$ 71,332	$ 389	$ 3,318

Other changes in plan assets and benefit obligations	Pension		Other
recognized in other comprehensive income (loss):	2009	2008	2009	2008
Unrecognized actuarial loss	$ (10,432)	$ 33,665	$ (3,307)	$ (1,179)
Unrecognized prior service cost	-	15	-	1,588
Amortization of net gain	(4,594)	(2,375)	(11)	(172)
Amortization of prior service cost	706	646	389	222
Total recognized in other comprehensive income (loss)	$ (14,320)	$ 31,951	$ (2,929)	$ 459

42

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Pension Benefits		Other Benefits
	2009	2008	2009	2008
Plans with underfunded accumulated
benefit obligation:
Projected benefit obligation	$ 136,686	$ 137,492	n/a	n/a
Accumulated benefit obligation	132,070	131,595	n/a	n/a
Fair value of plan assets	107,946	94,832	n/a	n/a

Weighted average assumptions used
to determine benefit obligations
at December 31:
Discount rate	6.00%	6.00%	6.01%	5.75%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	3.38%	3.75%	-	-

Weighted average assumptions used
to determine net periodic benefit
cost for years ended December 31:
Discount rate	6.00%	5.50%	5.75%	5.75%
Expected return on plan assets	8.00%	8.00%	5.50%	5.50%
Rate of compensation increase	3.38%	3.75%	-	-

The following table presents the fair value of each major category of pension plan and other postretirement assets as of December 31:

	Pension Plan		Other Benefits
Assets, at fair value:	2009	2008	2009	2008
Cash and cash equivqalents	$ 89	$ 120	618	836
Common stocks	4,614	3,469	-	-
Investment funds
Stock and bond funds	65,355	50,096	-	-
Money market funds	76	5,005	-	-
Hedge funds	16,346	14,507	-	-
Debt securities
United States Government fixed
maturity securities	765	3,864	-	-
Industrial fixed maturity securities	18,488	16,016	-	-
Public utility fixed maturity securities	1,856	1,282	-	-
Mineral rights	71	168	-	-
Real estate	19	19	-	-
Other	267	286	-	-
Fair value of assets at end of year	$ 107,946	$ 94,832	$ 618	$ 836

43

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table discloses the level within the fair value hierarchy in which the pension plan and other postretirement assets fall.

Assets, at fair value as of December 31, 2009	Pension Plan
	Level 1	Level 2	Level 3	Total
Common stocks	$ 4,614	$ -	$ -	$ 4,614
Investment funds
Stock and bond funds	-	65,355	-	65,355
Money market funds	76	-	-	76
Hedge funds	-	16,346	-	16,346
Debt securities
United States Government fixed maturity securities	-	765	-	765
Industrial fixed maturity securities	-	18,378	110	18,488
Public utility fixed maturity securities	-	1,856	-	1,856
Other assets	356	-	90	446
Total	$ 5,046	$ 102,700	$ 200	$ 107,946

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivqalents	618	-	-	618
Total	$ 618	$ -	$ -	$ 618

Assets, at fair value as of December 31, 2008	Pension Plan
	Level 1	Level 2	Level 3	Total
Common stocks	$ 3,469	$ -	$ -	$ 3,469
Investment funds
Stock and bond funds	-	50,096	-	50,096
Money market funds	5,005	-	-	5,005
Hedge funds	-	14,507	-	14,507
Debt securities
United States Government fixed maturity securities	-	3,864	-	3,864
Industrial fixed maturity securities	-	14,990	1,026	16,016
Public utility fixed maturity securities	-	1,282	-	1,282
Other assets	406	-	187	593
Total	$ 8,880	$ 84,739	$ 1,213	$ 94,832

	Other Benefits
	Level 1	Level 2	Level 3	Total
Cash and cash equivqalents	836	-	-	836
Total	$ 836	$ -	$ -	$ 836

The following table discloses the changes in Level 3 assets measured at fair value on a recurring basis for the years ended December 31:

	Pension Plan		Other Benefits
Plan assets:	2009	2008	2009	2008
Balance, beginning of period	$ 1,213	$ 268	$ -	$ -
Gains or losses (realized and unrealized)	(92)	(253)	-	-
Transfers in - level 3	-	1,198	-	-
Transfers out - level 3	(921)	-	-	-
Balance, end of period	$ 200	$ 1,213	$ -	$ -

44

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			Other Benefits
	2009	2008	2007	2009	2008	2007
Service cost	$ 2,059	$ 2,405	$ 2,310	$ 731	$ 821	$ 789
Interest cost	7,922	7,662	7,448	1,590	1,599	1,423
Expected return on plan assets	(7,389)	(9,986)	(9,456)	(41)	(51)	(53)
Amortization of:
Unrecognized actuarial loss	4,594	2,375	2,303	11	172	176
Unrecognized prior service cost	(706)	(646)	(647)	(389)	(222)	(378)
Net periodic benefit cost	6,480	1,810	1,958	1,902	2,319	1,957
Total recognized in other comprehensive income (loss)	(14,320)	31,951	(528)	(2,929)	459	2,204
Total recognized in net periodic benefit cost and
other comprehensive income (loss)	$ (7,840)	$ 33,761	$ 1,430	$ (1,027)	$ 2,778	$ 4,161

The estimated net loss and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year is $3.5 million and ($0.6 million), respectively.

The estimated net loss and prior service cost for the other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost over the next year is $0 and ($0.2 million), respectively.

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point
	Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$ 465	$ (383)
Postretirement benefit obligation	4,670	(3,828)

For measurement purposes a 10.5% annual increase in the per capita cost of covered health care benefits was assumed to decrease gradually to 6.0% in 2018 and thereafter.

9. SHARE-BASED PAYMENT

The Company has a long-term incentive plan for senior management that awards participants for the increase in the share price of the Company’s common stock through units (phantom shares) assigned by the Board of Directors.  The awards are calculated over three-year intervals on a calendar year basis.  At the conclusion of each three-year interval, participants will receive awards based on the increase in the share price during a defined measurement period, times the number of units.  The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval.  Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation.  Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability or retirement.

The following table provides information about the outstanding three-year intervals as of December 31, 2009.

Defined
Measurement	Number	Grant
Period	of Units	Price
2007-2009	179,488	$ 52.10
2008-2010	178,133	$ 44.33
2009-2011	170,419	$ 44.93
2010-2012	223,969	$ 30.04

No payments were made during 2009 for the three-year interval ended December 31, 2008.  During 2008, the plan made a payment of $0.1 million to plan participants for the three-year interval ended December 31, 2007.  During 2007, the plan made a payment of $1.0 million to plan participants for the three-year interval ended December 31, 2006.  The change in accrual for share-based compensation that reduced operating expense during 2009 was $0.1 million, net of tax.  The cost of

45

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

compensation charged as an operating expense during 2008 was $0.1 million, net of tax.  The cost of compensation that reduced operating expense during 2007 was $0.4 million, net of tax.

10. SEGMENT INFORMATION

The Company has three reportable business segments, which are defined based on the nature of the products and services offered:  Individual Insurance, Group Insurance and Old American.  The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life.  The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements.  The Group Insurance segment consists of sales of group life, dental, vision and disability products.  This segment is marketed through a nationwide sales force of independent general agents, group brokers and third-party marketing arrangements.  Old American consists of individual insurance products designed primarily as final expense products.  These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Income, consist of premiums and contract charges, less reinsurance ceded.  Insurance revenues are defined as “customer revenues” for segment reporting purposes.  Other revenues consist primarily of supplementary contact considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company and fees charged on products and sales from the Company’s broker-dealer subsidiary.  Customer revenues are added to other revenues, net investment income and realized investment gains (losses) to reconcile to the Company’s total revenues.  Benefits and expenses are specifically and directly identified and recorded by segment.  Certain expenses may also be allocated as necessary.

Separate investment portfolios are maintained for each of the three life insurance companies.  However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities.  Home office functions are fully integrated for all segments in order to maximize economies of scale.  Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company's revenue.

46

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Individual	Group	Old	Intercompany
	Insurance	Insurance	American	Eliminations 1	Total
2009:
Insurance revenues (customer revenues)	$ 132,087	$ 47,862	$ 62,261	$ (546)	$ 241,664
Net investment income	164,133	554	12,741	-	177,428
Realized investment losses	(8,221)	-	(1,855)	-	(10,076)
Other revenues	10,323	255	1	-	10,579
Total revenues	298,322	48,671	73,148	(546)	419,595

Policyholder benefits	102,480	33,799	42,692	-	178,971
Interest credited to policyholder account balances	86,713	-	-	-	86,713
Amortization of deferred acquisition costs
and value of business acquired	25,961	-	13,693	-	39,654
Operating expenses	65,969	18,449	13,933	(546)	97,805
Total benefits and expenses	281,123	52,248	70,318	(546)	403,143

Income (loss) before income tax expense (benefit)	17,199	(3,577)	2,830	-	16,452
Income tax expense (benefit)	5,981	(1,252)	991	-	5,720
Segment net income (loss)	$ 11,218	$ (2,325)	$ 1,839	$ -	$ 10,732

Segment assets	$ 3,808,909	$ 9,949	$ 357,327	$ -	$ 4,176,185
Interest expense	$ -	$ -	$ 4	$ -	$ 4

2008:
Insurance revenues (customer revenues)	$ 126,480	$ 48,763	$ 61,517	$ (587)	$ 236,173
Net investment income	164,243	525	12,651	-	177,419
Realized investment losses	(49,987)	-	(2,284)	-	(52,271)
Other revenues	12,734	268	3	-	13,005
Total revenues	253,470	49,556	71,887	(587)	374,326

Policyholder benefits	101,275	32,956	44,518	-	178,749
Interest credited to policyholder account balances	86,899	-	-	-	86,899
Amortization of deferred acquisition costs
and value of business acquired	28,875	-	13,209	-	42,084
Operating expenses	61,070	18,950	13,375	(587)	92,808
Total benefits and expenses	278,119	51,906	71,102	(587)	400,540

Income (loss) before income tax expense (benefit)	(24,649)	(2,350)	785	-	(26,214)
Income tax expense (benefit)	(8,724)	(845)	405	-	(9,164)
Segment net income (loss)	$ (15,925)	$ (1,505)	$ 380	$ -	$ (17,050)

Segment assets	$ 3,618,510	$ 8,780	$ 339,801	$ -	$ 3,967,091
Interest expense	$ 928	$ -	$ 118	$ -	$ 1,046

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

47

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Individual	Group	Old	Intercompany
2007:	Insurance	Insurance	American	Eliminations 1	Total
Insurance revenues (customer revenues)	$ 124,190	$ 45,776	$ 62,479	$ (551)	$ 231,894
Net investment income	176,666	426	13,313	-	190,405
Realized investment gains (losses)	5,820	-	(394)	-	5,426
Other revenues	11,214	278	7	-	11,499
Total revenues	317,890	46,480	75,405	(551)	439,224

Policyholder benefits	93,200	30,061	43,197	-	166,458
Interest credited to policyholder account balances	91,215	-	-	-	91,215
Amortization of deferred acquisition costs
and value of business acquired	27,568	-	12,765	-	40,333
Operating expenses	55,283	19,309	14,266	(551)	88,307
Total benefits and expenses	267,266	49,370	70,228	(551)	386,313

Income (loss) before income tax expense (benefit)	50,624	(2,890)	5,177	-	52,911
Income tax expense (benefit)	15,822	(867)	2,295	-	17,250
Segment net income (loss)	$ 34,802	$ (2,023)	$ 2,882	$ -	$ 35,661

Segment assets	$ 3,977,585	$ 8,410	$ 366,113	$ -	$ 4,352,108
Interest expense	$ 1,364	$ -	$ 264	$ -	$ 1,628

1 Elimination entries to remove intercompany transactions for life and accident and health insurance were as follows:  insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Income.

The following table provides information about the Company’s customer revenues for the years ended December 31.

	2009	2008	2007
Customer revenues by line of business:
Traditional individual insurance products, net	$ 88,086	$ 78,403	$ 74,696
Interest sensitive products	89,439	89,828	93,993
Variable life insurance and annuities	16,277	19,179	17,429
Group life and disability products, net	47,862	48,763	45,776
Insurance revenues	$ 241,664	$ 236,173	$ 231,894

11. PROPERTY and EQUIPMENT

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years.  The table below provides information as of December 31.

	2009	2008
Land	$ 766	$ 766
Home office complex	20,365	20,257
Furniture and equipment	44,803	44,440
	65,934	65,463

Accumulated depreciation	(41,541)	(39,541)

	$ 24,393	$ 25,922

48

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

12. REINSURANCE

The table below provides information about reinsurance for the years ended December 31.

	2009	2008	2007

Life insurance in force (in millions) :
Direct	$ 29,201	$ 28,691	$ 29,406
Ceded	(14,190)	(14,492)	(14,315)
Assumed	1,482	1,609	1,729
Net	$ 16,493	$ 15,808	$ 16,820

Premiums:
Life insurance:
Direct	$ 139,422	$ 130,008	$ 125,602
Ceded	(45,506)	(46,205)	(46,287)
Assumed	3,379	3,773	3,681
Net	$ 97,295	$ 87,576	$ 82,996

Accident and health:
Direct	$ 47,998	$ 47,001	$ 46,177
Ceded	(9,345)	(7,411)	(8,701)
Assumed	-	-	-
Net	$ 38,653	$ 39,590	$ 37,476

Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986.  These policies had a face value of $40.9 million as of December 31, 2009.  The reserve for future policy benefits ceded under this agreement was $21.9 million (2008 – $24.0 million).

Kansas City Life acquired a block of traditional life and universal life products in 1997.  As of December 31, 2009, the block had $1.5 billion of life insurance in force (2008 – $1.6 billion).  The block generated life insurance premiums of $3.2 million (2008 - $3.4 million) and had reinsurance ceded of $1.0 million (2008 – $1.0 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies.  As of December 31, 2009, the insurance in force ceded approximated $1.7 billion (2008 – $1.8 billion) and premiums totaled $8.9 million.

Reinsurance receivables were $179.3 million at year end 2009, consisting of reserves ceded of $165.7 million and claims ceded of $13.6 million.

The maximum retention on any one life is $350 for ordinary life plans and $100 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.  The solvency of reinsurers is reviewed annually.

49

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

The following table reflects the Company’s material reinsurance partners along with their Standard and Poor’s credit rating and the amounts ceded to each reinsurer at December 31, 2009.

				Life
		Ceded Life	Percent of	Reinsurance	Percent of
	Rating	In-Force	In-Force	Recoverable	Recoverable
		(In-Millions)		(in-Thousands)
TransAmerica Life Insurance Company (Aegon USA)	A-	$ 4,856	34%	$ 30,407	23%
RGA Reinsurance Company	AA-	2,807	20%	16,222	12%
Security Life of Denver	A+	2,799	20%	32,868	25%
Swiss Re Life & Health America	A+	1,043	7%	6,990	5%
Lincoln National Life Insurance Company	AA-	651	5%	7,042	5%
Hannover Life Reassurance of America	AA-	598	4%	3,942	3%
Employers Reassurance Corporation	AA+	41	-	22,520	17%
Other (16 companies)		1,321	9%	10,454	8%
Total		$ 14,116	100%	$ 130,445	100%

The Company’s reinsurance recoverable totaled $179.4 million at December 31, 2009, comprised of $130.4 million in life insurance and $49.0 million in accident and health business.  The Company had one reinsurance partner whose credit rating was below investment grade at December 31, 2009.  Total in-force business identified with this reinsurer was $490.2 million and total GAAP reserves ceded to this reinsurer were $3.0 million at December 31, 2009.  Should this reinsurer become insolvent, the Company may recapture the business ceded to this reinsurer, resulting in an increase in GAAP reserves of $3.0 million.

13. COMPREHENSIVE INCOME (LOSS)

Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss).  Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of adjustments for realized investment gains or losses) net of adjustments to DAC, VOBA and policyholder account balances.  In addition, other comprehensive income (loss) includes the change in the benefit plan obligations liability.  Other comprehensive income (loss) also includes deferred income taxes on these items.

The tables below provide information about comprehensive income (loss) for the years ended December 31.

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2009:
Total unrealized gains arising during the year	$ 197,065	$ -	$ 197,065
Less:
Realized investment gains (losses),excluding
impairment losses	10,159	-	10,159
Other-than-temporary impairment losses
recognized in earnings	(35,011)	-	(35,011)
Other-than-temporary impairment losses
recognized in other comprehensive income (loss)	16,070	-	16,070
Net unrealized gains (losses) excluding impairment losses	205,847	-	205,847
Change in benefit plan obligations	-	17,249	17,249
Effect on DAC and VOBA	(67,833)	-	(67,833)
Policyholder account balances	-	-	-
Deferred income taxes	(48,305)	(6,037)	(54,342)
Other comprehensive income	$ 89,709	$ 11,212	100,921
Net income			10,732
Comprehensive income			$ 111,653

50

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2008:
Total unrealized losses arising during the year	$ (266,176)	$ -	$ (266,176)
Less: Realized losses included in net loss	(60,856)	-	(60,856)
Net unrealized loss	(205,320)	-	(205,320)
Change in benefit plan obligations	-	(32,410)	(32,410)
Effect on DAC	51,187	-	51,187
Effect on VOBA	15,245	-	15,245
Policyholder account balances	548	-	548
Deferred income taxes	48,419	11,343	59,762
Other comprehensive loss	$ (89,921)	$ (21,067)	(110,988)
Net loss			(17,050)
Comprehensive loss			$ (128,038)

	Unrealized	Pension
	Gain (Loss)	and Other
	on Securities	Benefits	Total
2007:
Total unrealized gains arising during the year	$ 8,907	$ -	$ 8,907
Less: Realized losses included in net income	(1,650)	-	(1,650)
Net unrealized gain	10,557	-	10,557
Additional minimum pension liability	-	(1,676)	(1,676)
Effect on DAC	(687)	-	(687)
Effect on VOBA	85	-	85
Policyholder account balances	(115)	-	(115)
Deferred income taxes	(3,444)	587	(2,857)
Other comprehensive income (loss)	$ 6,396	$ (1,089)	5,307
Net income			35,661
Comprehensive income			$ 40,968

The following table provides accumulated balances related to each component of accumulated other comprehensive loss.

	Unrealized	Unrealized
	Gain (Loss) on	Gain (Loss) on	Minimum	DAC/	Policyholder
	Non-Impaired	Impaired	Pension	VOBA	Account
	Securities	Securities	Liability	Impact	Balances	Tax Effect	Total
2009:
Beginning of year	$ (189,916)	$ (2,197)	$ (74,650)	$ 65,534	$ -	$ 70,430	$ (130,799)
Cumulative effect of change in
accounting principle	-	(13,507)	-	3,355	-	3,553	(6,599)
Other comprehensive income (loss)	212,711	(6,862)	17,248	(67,834)	-	(54,342)	100,921
End of year	$ 22,795	$ (22,566)	$ (57,402)	$ 1,055	$ -	$ 19,641	$ (36,477)

2008:
Beginning of year	$ 6,068	$ 7,139	$ (42,240)	$ (898)	$ (548)	$ 10,668	$ (19,811)
Other comprehensive loss	(195,984)	(9,336)	(32,410)	66,432	548	59,762	(110,988)
End of year	$ (189,916)	$ (2,197)	$ (74,650)	$ 65,534	$ -	$ 70,430	$ (130,799)

51

KANSAS CITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS-(Continued)

14.  ACCUMULATED EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE

Effective for the period ended March 31, 2009, the Company adopted FASB ASC 320.  Pursuant to this guidance, the Company reviewed all previously-recorded other-than-temporary impairments of securities and developed an estimate of the portion of such impairments using a methodology consistent with that applied to the current period other-than-temporary bifurcation of credit and non-credit as of January 1, 2009.  As a result, the Company determined that $13.5 million in previously recorded other-than-temporary impairments had been due to non-credit impairments.

The process used by the Company in estimating the portion of previously recorded other-than-temporary impairments due to credit is consistent with the methodology employed for those securities determined to be other-than-temporarily impaired for the twelve-month period ended December 31, 2009.  Specifically, if the security is unsecured, secured by an asset or includes a guaranty of payment by a third-party, the estimate of the portion of impairment due to credit was based upon a comparison of ratings and maturity horizon for the security relative to historical default probabilities from one or more nationally recognized rating organizations.  When appropriate for any given security, sector or period in the business cycle, the historical default probability was adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis was supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default.  This information is used to determine the Company’s best estimate, derived from probability-weighted cash flows.

Estimates of impairment due to credit involving collateralized securities were based upon review of projected cash flows relative to amortized cost at the time the security was determined to be other-than-temporarily impaired.  The credit component of the impairment for these securities was determined to be the difference between the amortized cost of the security and the projected cash flows.

In addition, as an insurance enterprise, the Company must also consider the impact of DAC and VOBA on any realized and unrealized loss and the appropriate tax effect.  The establishment of non-credit impairments to accumulated other comprehensive income (loss) in accordance with the guidance from retained earnings also requires a netting of applicable DAC and VOBA and income taxes.  The methodology by which DAC and VOBA are calculated and applied to realized gains and losses is different than the methodology employed to calculate DAC and VOBA charges on unrealized gains and losses and results in differences among the transfer between retained earnings and accumulated other comprehensive loss.

In the implementation of this guidance, the Company recorded an opening balance adjustment that increased retained earnings in the amount of $8.4 million and increased accumulated other comprehensive loss in the amount of $6.6 million.  The adjustment to retained earnings consisted of an increase of $8.8 million related to non-credit impairments taken in prior periods, net of tax.  This adjustment also included a $0.4 million decrease due to offsetting adjustments to DAC and VOBA, net of tax.  The adjustment to accumulated other comprehensive loss consisted of a decrease of $8.8 million related to non-credit impairments taken in prior periods, net of tax.  This adjustment also included a $2.2 million increase due to offsetting adjustments to DAC and VOBA, net of tax.

52

15. QUARTERLY CONSOLIDATED FINANCIAL DATA (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2009 and 2008 are summarized in the table below.

	First	Second	Third	Fourth
2009:
Total revenues	$ 101,635	$ 101,750	$ 112,052	$ 104,158

Net income (loss)	(4,548)	8,044	5,181	2,055

Per common share,
basic and diluted	(0.40)	0.70	0.45	0.18

2008:
Total revenues	$ 108,319	$ 98,289	$ 78,092	$ 89,626

Net income (loss)	3,602	1,677	(15,178)	(7,151)

Per common share,
basic and diluted	0.31	0.14	(1.30)	(0.62)

16. COMMITMENTS

In the normal course of business, the Company has open purchase and sale commitments.  At December 31, 2009, the Company had purchase commitments to fund mortgage loans and other investments of $15.2 million. At December 31, 2009, the Company also had a commitment to fund a construction-to-permanent loan that is subject to the borrower’s performance.

Subsequent to December 31, 2009, the Company entered into commitments to fund additional mortgage loans and other investments of $3.1 million.  Additionally the Company also had a commitment to fund another construction-to-permanent loan that is subject to the borrower’s performance.

17. CONTINGENT LIABILITIES

The life insurance industry, including the Company, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would not have a material effect on the Company’s business, results of operations or financial position.

18.  GUARANTEES AND INDEMNIFICATIONS

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assigment agreements, construction and lease guarantees and borrowing agreements whose terms range in duration and often are not explicitly defined.  Generally, a maximum obligation is not explicitly stated.  Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated.  The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications.  The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

53

19. SUBSEQUENT EVENTS

On January 25, 2010, the Kansas City Life Board of Directors declared a quarterly dividend of $ 0.27 per share, paid on February 10, 2010 to stockholders of record on February 4, 2010.

54

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Kansas City Life Insurance Company

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2009. In connection with our audit of the consolidated financial statements, we have also audited financial statement schedules I-V. We also audited the Company’s internal control over financial reporting as of December 31, 2009, based on, criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Company’s management is responsible for these consolidated financial statements, for financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Item 8. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules, and an opinion on the effectiveness of the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. Also, in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in note 1 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of debt securities due to the adoption of new accounting requirements issued by the FASB effective January 1, 2009, the Company changed its method of recognizing and measuring the tax effects related to uncertain tax positions due to the adoption of new accounting requirements issued by the FASB, effective January 1, 2007, and the Company changed its method of accounting for deferred acquisition costs on internal replacements of insurance contracts due to the adoption of new accounting requirements issued by the American Institute of Certified Pubic Accountants, effective January 1, 2007.

55

/s/KPMG LLP
KPMG LLP

Kansas City, MO
February 26, 2010

56

STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone:  (816) 753-7000
Fax: (816) 753-4902
Internet: http://www.kclife.com
E-mail: kclife@kclife.com

NOTICE OF ANNUAL MEETING
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 22, 2010 at Kansas City Life's corporate headquarters.

TRANSFER AGENT
William A. Schalekamp, Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K REQUEST
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

SECURITY HOLDERS
As of January 31, 2010, Kansas City Life had approximately 2,500 security holders, including individual participants in security position listings.

57

STOCK AND DIVIDEND INFORMATION
Stock Quotation Symbol
NASDAQ—KCLI

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share during such periods.

			Dividend
	High	Low	Paid

2009:
First quarter	$ 44.63	$ 15.20	$ 0.27
Second quarter	40.22	19.70	0.27
Third quarter	37.75	25.39	0.27
Fourth quarter	33.31	25.00	0.27
			$ 1.08
2008:
First quarter	$ 49.15	$ 39.36	$ 0.27
Second quarter	52.85	41.51	0.27
Third quarter	57.93	41.16	0.27
Fourth quarter	53.93	33.06	0.27
			$ 1.08

A quarterly dividend of $0.27 per share was paid February 10, 2010.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.

58

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2009 and 2008

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent  Registered Public Accounting Firm

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
DECEMBER 31, 2009

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
Clover Value Fund II	317,620	$ 9.06	149,514	$ 16.101	17,358	$ 11.508	32,282	$ 8.379	$ 2,878	$ 4,398
High Income Bond Fund II	233,603	6.67	55,660	19.956	16,125	17.090	10,151	16.925	1,558	1,551
Prime Money Fund II	3,169,769	1.00	148,697	13.916	28,643	13.557	61,361	11.608	3,170	3,170

MFS Variable Insurance Trust
Research Series	270,118	16.57	215,049	18.252	28,894	13.264	16,548	10.123	4,476	4,191
Growth Series	368,171	21.43	361,053	19.136	45,996	14.422	33,534	9.466	7,890	6,881
Total Return Series	201,394	17.48	121,987	22.302	19,356	17.927	35,644	12.705	3,520	3,731
Research Bond Series	153,123	12.20	66,586	19.557	11,434	19.150	22,030	15.748	1,868	1,752
Strategic Income Series	78,721	9.68	33,680	16.734	926	16.276	11,589	15.822	762	767
Utilities Series	410,839	22.92	190,423	38.165	30,665	29.724	72,179	17.144	9,416	9,229

American Century Variable Portfolios
VP Capital Appreciation Fund	247,112	10.77	134,250	16.744	6,505	16.681	24,520	12.438	2,661	2,467
VP International Fund	479,618	7.73	157,072	19.315	13,888	15.023	40,285	11.542	3,708	3,712
VP Value Fund	666,357	5.28	245,366	9.634	26,371	9.920	66,914	13.345	3,518	4,043
VP Income & Growth Fund	186,849	5.38	113,024	6.632	16,693	6.834	14,456	9.798	1,005	1,201
VP Ultra Fund	74,640	8.12	26,721	11.373	3,664	11.582	22,240	11.679	606	639
VP Mid Cap Value Fund	5,019	12.12	4,301	10.364	-	10.469	1,545	10.517	61	55

American Century Variable Portfolios II
VP Inflation Protection Fund (Class II)	44,844	10.73	19,834	12.408	6,939	12.636	11,566	12.741	481	463

Dreyfus Variable Investment Fund
Appreciation Portfolio	122,481	31.40	206,271	15.395	22,362	15.045	31,553	10.585	3,846	4,106
Developing Leaders Portfolio	199,339	23.49	324,038	11.930	29,930	10.773	59,286	8.336	4,683	6,370

1

Dreyfus Stock Index Fund, Inc.	494,729	26.31	731,293	14.240	97,509	13.559	131,959	9.705	13,016	14,043

The Dreyfus Socially Responsible Growth Fund, Inc.	29,129	26.26	25,158	25.741	1,851	26.505	8,220	8.308	765	729

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	67,703	13.93	44,964	14.716	9,159	15.153	14,940	9.548	943	921
Insurance Trust Small Cap Core Portfolio	166,032	11.76	72,737	16.070	7,883	16.547	57,955	11.271	1,953	2,225
Insurance Trust Mid Cap Value Portfolio	221,514	5.57	52,134	15.267	5,129	15.549	22,843	15.678	1,234	1,322

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund (Class II)	168,445	10.92	86,617	14.437	4,193	14.813	38,761	13.592	1,839	2,927
Franklin Small-Mid Cap Growth Securities Fund (Class II)	28,914	16.87	53,065	6.945	2,187	7.126	10,313	10.052	488	513
Templeton Developing Markets Securities Fund (Class II)	269,042	9.78	81,550	23.072	6,549	23.672	20,618	28.843	2,631	2,544
Templeton Foreign Securities Fund (Class II)	180,400	13.45	58,425	26.565	7,861	27.353	47,833	13.783	2,426	2,537

Calamos Advisors Trust
Calamos Growth and Income Portfolio	304,416	12.69	153,813	18.331	14,055	18.875	51,699	15.053	3,863	3,880

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	20,681	20.33	67,108	4.137	13,369	4.245	11,787	7.299	420	470
V.I. Technology Fund (Series I)	29,375	13.19	88,058	2.622	19,964	2.690	14,123	7.284	388	358
V.I. Core Equity Fund (Series I)	40,515	24.92	80,946	7.323	6,430	7.513	39,172	9.409	1,010	960

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	70,184	19.54	116,104	9.228	4,467	9.469	19,240	13.391	1,371	1,015
Capital Portfolio (Class II)	82,981	12.90	125,753	6.355	5,690	6.520	26,773	8.749	1,071	1,031
Smaller-Cap Value Portfolio (Class II)	142,320	6.17	31,701	14.691	3,219	14.961	24,146	15.086	878	1,158

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	13,767	20.29	24,832	8.458	2,068	8.520	6,048	8.549	279	246
VIP Freedom Funds - Income	3,842	9.97	163	10.295	3,531	10.371	-	10.406	38	38
VIP Freedom Funds - 2010	1,573	9.74	1,115	9.385	514	9.454	-	9.486	15	14
VIP Freedom Funds - 2015	4,667	9.74	2,547	9.214	523	9.282	1,840	9.313	46	45
VIP Freedom Funds - 2020	15,913	9.48	12,538	8.772	-	8.837	4,609	8.867	151	163
VIP Freedom Funds - 2025	10,953	9.27	2,416	8.660	7,336	8.724	1,898	8.753	102	98
VIP Freedom Funds - 2030	7,444	9.00	6,892	8.259	-	8.320	1,207	8.347	67	65

Total Net Assets									$ 91,101	$ 96,028

See accompanying Notes to Financial Statements

2

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Clover	Income	Prime			Total	Research	Strategic
	Value	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Investment Income:
Income:
Dividend Distributions	$68	147	18	56	21	124	74	65	386
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	21	11	29	33	59	27	14	5	65
Investment Income (Loss)	47	136	(11)	23	(38)	97	60	60	321
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(646)	(119)	-	(155)	(152)	(237)	(1)	(28)	(448)
Capital Gains Distributions	-	-	-	-	-	-	-	-	-
Unrealized Appreciation (Depreciation)	951	518	-	1,169	2,368	649	188	109	2,385
Net Gain (Loss) on Investments	305	399	-	1,014	2,216	412	187	81	1,937

Change in Net Assets from Operations	$352	535	(11)	1,037	2,178	509	247	141	2,258

3

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Investment Income:
Income:
Dividend Distributions	$19	64	169	45	1	2	8	93	65
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	19	26	24	8	4	-	3	29	33
Investment Income (Loss)	-	38	145	37	(3)	2	5	64	32
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(144)	(233)	(492)	(144)	(61)	(4)	1	(272)	(866)
Capital Gains Distributions	-	-	-	-	-	-	-	271	-
Unrealized Appreciation (Depreciation)	860	1,130	956	257	217	18	34	641	1,772
Net Gain (Loss) on Investments	716	897	464	113	156	14	35	640	906

Change in Net Assets from Operations	$716	935	609	150	153	16	40	704	938

See accompanying Notes to Financial Statements

4

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS - (CONTINUED)
YEAR ENDED DECEMBER 31, 2009
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Investment Income:
Income:
Dividend Distributions	$244	6	20	12	23	192	-	70	67
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	98	6	7	12	8	12	4	14	16
Investment Income (Loss)	146	-	13	-	15	180	(4)	56	51
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(1,236)	(33)	(36)	(202)	(114)	(536)	(59)	(328)	(218)
Capital Gains Distributions	744	-	-	25	2	-	-	7	83
Unrealized Appreciation (Depreciation)	3,063	224	268	532	348	650	218	1,223	746
Net Gain (Loss) on Investments	2,571	191	232	355	236	114	159	902	611

Change in Net Assets from Operations	$2,717	191	245	355	251	294	155	958	662

5

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Investment Income:
Income:
Dividend Distributions	$93	2	-	16	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	26	3	3	7	10	8	5
Investment Income (Loss)	67	(1)	(3)	9	(10)	(8)	(5)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(199)	(53)	(19)	(29)	79	(62)	(163)
Capital Gains Distributions	-	-	-	-	-	-	20
Unrealized Appreciation (Depreciation)	1,214	127	168	243	488	454	372
Net Gain (Loss) on Investments	1,015	74	149	214	567	392	229

Change in Net Assets from Operations	$1,082	73	146	223	557	384	224

See accompanying Notes to Financial Statements

6

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS - (CONTINUED)
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Investment Income:
Income:
Dividend Distributions	$3	1	1	2	4	3	1	2,185
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	2	-	-	-	1	-	-	652
Investment Income (Loss)	1	1	1	2	3	3	1	1,533
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	-	-	-	(6)	(3)	(1)	(4)	(7,223)
Capital Gains Distributions	-	-	-	1	1	-	1	1,155
Unrealized Appreciation (Depreciation)	66	1	3	17	29	9	17	24,702
Net Gain (Loss) on Investments	66	1	3	12	27	8	14	18,634

Change in Net Assets from Operations	$67	2	4	14	30	11	15	20,167

See accompanying Notes to Financial Statements

7

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Clover	Income	Prime			Total	Research	Strategic
	Value	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$47	136	(11)	23	(38)	97	60	60	321
Realized Gain (Loss) and Capital Gains Distributions	(646)	(119)	-	(155)	(152)	(237)	(1)	(28)	(448)
Unrealized Appreciation (Depreciation)	951	518	-	1,169	2,368	649	188	109	2,385
Change in Net Assets from Operations	352	535	(11)	1,037	2,178	509	247	141	2,258

Deposits	449	164	889	571	909	429	269	140	1,032

Payments and Withdrawals:
Death Benefits	3	2	142	4	5	-	1	-	29
Withdrawals	186	83	1,455	305	508	287	125	55	554
Administrative Fees	281	122	354	372	679	331	197	84	792
Transfers (in) out	68	54	(320)	131	281	145	38	17	10
Payments and Withdrawals	538	261	1,631	812	1,473	763	361	156	1,385

Net Assets:
Net Increase (Decrease)	263	438	(753)	796	1,614	175	155	125	1,905
Beginning of Year	2,615	1,120	3,923	3,680	6,276	3,345	1,713	637	7,511

End of Year	$2,878	1,558	3,170	4,476	7,890	3,520	1,868	762	9,416

See accompanying Notes to Financial Statements

8

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$-	38	145	37	(3)	2	5	64	32
Realized Gain (Loss) and Capital Gains Distributions	(144)	(233)	(492)	(144)	(61)	(4)	1	(1)	(866)
Unrealized Appreciation (Depreciation)	860	1,130	956	257	217	18	34	641	1,772
Change in Net Assets from Operations	716	935	609	150	153	16	40	704	938

Deposits	366	549	652	184	144	12	115	476	658

Payments and Withdrawals:
Death Benefits	1	12	-	2	-	-	-	1	1
Withdrawals	239	214	195	109	48	19	26	265	313
Administrative Fees	245	351	354	101	63	7	68	366	409
Transfers (in) out	58	97	128	83	26	(14)	2	201	64
Payments and Withdrawals	543	674	677	295	137	12	96	833	787

Net Assets:
Net Increase (Decrease)	539	810	584	39	160	16	59	347	809
Beginning of Year	2,122	2,898	2,934	966	446	45	422	3,499	3,874

End of Year	$2,661	3,708	3,518	1,005	606	61	481	3,846	4,683

9

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Dreyfus	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Stock	Responsible	U.S	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Cap Core	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$146	-	13	-	15	180	(4)	56	51
Realized Gain (Loss) and Capital Gains Distributions	(492)	(33)	(36)	(177)	(112)	(536)	(59)	(321)	(135)
Unrealized Appreciation (Depreciation)	3,063	224	268	532	348	650	218	1,223	746
Change in Net Assets from Operations	2,717	191	245	355	251	294	155	958	662

Deposits	2,001	126	116	392	260	382	85	335	421

Payments and Withdrawals:
Death Benefits	25	-	1	1	-	1	-	-	12
Withdrawals	1,921	33	67	89	57	126	80	87	148
Administrative Fees	1,325	90	80	205	118	187	44	181	230
Transfers (in) out	537	30	59	(4)	70	57	19	(290)	142
Payments and Withdrawals	3,808	153	207	291	245	371	143	(22)	532

Net Assets:
Net Increase (Decrease)	910	164	154	456	266	305	97	1,315	551
Beginning of Year	12,106	601	789	1,497	968	1,534	391	1,316	1,875

End of Year	$13,016	765	943	1,953	1,234	1,839	488	2,631	2,426

See accompanying Notes to Financial Statements

10

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$67	(1)	(3)	9	(10)	(8)	(5)
Realized Gain (Loss) and Capital Gains Distributions	(199)	(53)	(19)	(29)	79	(62)	(143)
Unrealized Appreciation (Depreciation)	1,214	127	168	243	488	454	372
Change in Net Assets from Operations	1,082	73	146	223	557	384	224

Deposits	387	82	43	157	164	196	199

Payments and Withdrawals:
Death Benefits	1	-	1	2	-	-	-
Withdrawals	145	16	24	47	69	83	41
Administrative Fees	324	39	28	99	112	97	88
Transfers (in) out	129	46	4	51	103	162	(4)
Payments and Withdrawals	599	101	57	199	284	342	125

Net Assets:
Net Increase (Decrease)	870	54	132	181	437	238	298
Beginning of Year	2,993	366	256	829	934	833	580

End of Year	$3,863	420	388	1,010	1,371	1,071	878

11

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2009
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	1	1	2	3	3	1	1,533
Realized Gain (Loss) and Capital Gains Distributions	-	-	-	(5)	(2)	(1)	(3)	(6,068)
Unrealized Appreciation (Depreciation)	66	1	3	17	29	9	17	24,702
Change in Net Assets from Operations	67	2	4	14	30	11	15	20,167

Deposits	79	20	7	18	17	36	20	13,551

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	247
Withdrawals	9	-	-	44	-	-	3	8,075
Administrative Fees	28	5	4	9	10	6	9	8,494
Transfers (in) out	(24)	(17)	(1)	(23)	(17)	(49)	3	2,052
Payments and Withdrawals	13	(12)	3	30	(7)	(43)	15	18,868

Net Assets:
Net Increase (Decrease)	133	34	8	2	54	90	20	14,850
Beginning of Year	146	4	7	44	97	12	47	76,251

End of Year	$279	38	15	46	151	102	67	91,101

See accompanying Notes to Financial Statements

12

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	American	Income	Prime			Total	Research	Strategic
	Leaders	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$35	134	59	(17)	(57)	97	43	38	77
Realized Gain (Loss) and Capital Gains Distributions	546	(78)	-	58	176	173	(23)	(20)	1,820
Unrealized Appreciation (Depreciation)	(2,000)	(473)	-	(2,222)	(4,057)	(1,308)	(83)	(117)	(6,809)
Change in Net Assets from Operations	(1,419)	(417)	59	(2,181)	(3,938)	(1,038)	(63)	(99)	(4,912)

Deposits	503	190	1,236	621	1,042	539	274	136	1,196

Payments and Withdrawals:
Death Benefits	22	-	-	5	8	2	-	-	13
Withdrawals	255	101	1,120	439	633	367	258	31	835
Administrative Fees	320	122	349	412	742	381	188	73	900
Transfers (in) out	69	108	(846)	46	160	174	175	23	212
Payments and Withdrawals	666	331	623	902	1,543	924	621	127	1,960

Net Assets:
Net Increase (Decrease)	(1,582)	(558)	672	(2,462)	(4,439)	(1,423)	(410)	(90)	(5,676)
Beginning of Year	4,197	1,678	3,251	6,142	10,715	4,768	2,123	727	13,187

End of Year	$2,615	1,120	3,923	3,680	6,276	3,345	1,713	637	7,511

13

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios						Portfolios II	Investment Fund

				VP			VP Inflation
	VP Capital	VP	VP	Income &	VP	VP	Protection		Developing
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund	Appreciation	Leaders
	Fund	Fund	Fund	Fund	Fund	Value	(Class II)	Portfolio	Portfolio

Change in Net Assets from Operations:
Investment Income (Loss)	$(29)	(1)	61	17	(4)	-	18	54	4
Realized Gain (Loss) and Capital Gains Distributions	388	423	134	85	53	(3)	(22)	319	(355)
Unrealized Appreciation (Depreciation)	(2,331)	(2,848)	(1,316)	(671)	(353)	(9)	(23)	(1,967)	(2,090)
Change in Net Assets from Operations	(1,972)	(2,426)	(1,121)	(569)	(304)	(12)	(27)	(1,594)	(2,441)

Deposits	432	598	765	245	162	9	96	548	799

Payments and Withdrawals:
Death Benefits	2	43	3	-	4	-	1	59	94
Withdrawals	249	314	338	141	39	-	45	407	531
Administrative Fees	296	398	375	137	66	4	51	395	484
Transfers (in) out	311	(40)	116	125	(25)	(8)	(195)	137	157
Payments and Withdrawals	858	715	832	403	84	(4)	(98)	998	1,266

Net Assets:
Net Increase (Decrease)	(2,398)	(2,543)	(1,188)	(727)	(226)	1	167	(2,044)	(2,908)
Beginning of Year	4,520	5,441	4,122	1,693	672	44	255	5,543	6,782

End of Year	$2,122	2,898	2,934	966	446	45	422	3,499	3,874

See accompanying Notes to Financial Statements

14

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

			JPMorgan Series Trust II			Franklin Templeton Variable Insurance Products Trust
		The Dreyfus				Franklin	Franklin	Templeton
	Dreyfus	Socially	U.S. Large			Global	Small-Mid	Developing	Templeton
	Stock	Responsible	Cap Core	Small	Mid	Real Estate	Cap Growth	Markets	Foreign
	Index	Growth	Equity	Company	Cap Value	Securities	Securities	Securities	Securities
	Fund, Inc.	Fund, Inc.	Portfolio	Portfolio	Portfolio	Fund (Class II)	Fund (Class II)	Fund (Class II)	Fund (Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$220	(1)	6	(11)	3	5	(5)	40	41
Realized Gain (Loss) and Capital Gains Distributions	(114)	(11)	(6)	73	21	238	40	256	179
Unrealized Appreciation (Depreciation)	(7,936)	(319)	(425)	(779)	(512)	(1,377)	(328)	(1,822)	(1,519)
Change in Net Assets from Operations	(7,830)	(331)	(425)	(717)	(488)	(1,134)	(293)	(1,526)	(1,299)

Deposits	2,318	146	140	436	310	480	113	381	475

Payments and Withdrawals:
Death Benefits	51	2	-	2	-	1	-	-	2
Withdrawals	2,077	59	51	129	76	196	38	147	216
Administrative Fees	1,680	90	86	217	133	239	52	190	250
Transfers (in) out	657	18	33	61	33	48	(5)	-	(59)
Payments and Withdrawals	4,465	169	170	409	242	484	85	337	409

Net Assets:
Net Increase (Decrease)	(9,977)	(354)	(455)	(690)	(420)	(1,138)	(265)	(1,482)	(1,233)
Beginning of Year	22,083	955	1,244	2,187	1,388	2,672	656	2,798	3,108

End of Year	$12,106	601	789	1,497	968	1,534	391	1,316	1,875

15

	Calamos
	Advisors
	Trust	AIM Variable Insurance Funds			Seligman Portfolios, Inc.
					Communications
		V.I. Capital	V.I.	V.I.	and		Smaller-Cap
	Growth and	Appreciation	Technology	Core Equity	Information	Capital	Value
	Income	Fund	Fund	Fund	Portfolio	Portfolio	Portfolio
	Portfolio	(Series I)	(Series I)	(Series I)	(Class II)	(Class II)	(Class II)

Change in Net Assets from Operations:
Investment Income (Loss)	$12	(4)	(3)	16	(11)	(10)	(5)
Realized Gain (Loss) and Capital Gains Distributions	(70)	(39)	(10)	-	35	6	236
Unrealized Appreciation (Depreciation)	(1,531)	(233)	(203)	(391)	(606)	(747)	(584)
Change in Net Assets from Operations	(1,589)	(276)	(216)	(375)	(582)	(751)	(353)

Deposits	464	96	58	182	195	213	206

Payments and Withdrawals:
Death Benefits	194	-	-	-	-	37	1
Withdrawals	278	38	39	85	101	83	40
Administrative Fees	333	47	29	104	111	104	86
Transfers (in) out	668	41	28	(1)	77	(29)	7
Payments and Withdrawals	1,473	126	96	188	289	195	134

Net Assets:
Net Increase (Decrease)	(2,598)	(306)	(254)	(381)	(676)	(733)	(281)
Beginning of Year	5,591	672	510	1,210	1,610	1,566	861

End of Year	$2,993	366	256	829	934	833	580

See accompanying Notes to Financial Statements

16

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
YEAR ENDED DECEMBER 31, 2008
(in thousands)

	Fidelity Variable Insurance Products

		VIP	VIP	VIP	VIP	VIP	VIP
	VIP	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Contrafund	Funds	Funds	Funds	Funds	Funds	Funds
	Portfolio	Income	2010	2015	2020	2025	2030	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$1	-	-	-	2	-	1	826
Realized Gain (Loss) and Capital Gains Distributions	(92)	-	-	2	(4)	1	(16)	4,399
Unrealized Appreciation (Depreciation)	1	(1)	(1)	(16)	(40)	(5)	(12)	(48,063)
Change in Net Assets from Operations	(90)	(1)	(1)	(14)	(42)	(4)	(27)	(42,838)

Deposits	55	-	-	7	12	5	26	15,709

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	546
Withdrawals	6	-	-	69	-	1	1	9,833
Administrative Fees	19	1	1	5	7	2	11	9,490
Transfers (in) out	(57)	(6)	(9)	(121)	(108)	(12)	8	1,971
Payments and Withdrawals	(32)	(5)	(8)	(47)	(101)	(9)	20	21,840

Net Assets:
Net Increase (Decrease)	(3)	4	7	40	71	10	(21)	(48,969)
Beginning of Year	149	-	-	4	26	2	68	125,220

End of Year	$146	4	7	44	97	12	47	76,251

See accompanying Notes to Financial Statements

17

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account), marketed as Century II Variable Universal Life and Century II Accumulator Variable Universal Life (Variable Universal Life), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life), is a separate account of Kansas City Life Insurance Company (KCL).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in thirteen series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

18

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Clover Value Fund II
Long-term growth of capital by investing in common stocks of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price, cash flow, price to earnings and price to book value.

High Income Bond Fund II	High current income by investing in high-yield, lower-rated corporate bonds.

Prime Money Fund II	Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities.

MFS Variable Insurance Trust
Research Series	Long-term growth of capital by investing in common stock within targeted industries.

Growth Series	Long-term growth of capital by investing in common stock and related securities of emerging growth companies.

Total Return Series	Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities.

Research Bond Series	Total return with its primary emphasis on current income and secondary emphasis on capital appreciation.

Strategic Income Series	Income and capital appreciation by investing in U.S. and foreign fixed income securities.

Utilities Series	Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry.

American Century Variable Portfolios
VP Capital Appreciation Fund	Capital growth by investing primarily in common stocks of growing companies.

VP International Fund	Capital growth by investing primarily in common stocks of foreign companies.

VP Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

VP Income & Growth Fund	Capital growth and income by investing primarily in common stocks.

VP Ultra Fund	Long-term capital growth by investing primarily in U.S. large-cap companies.

VP Mid Cap Value Fund	Long-term capital growth and income by investing primarily in stocks of companies believed to be undervalued.

19

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

American Century Variable Portfolios II
VP Inflation Protection (Class II)	Long-term total return and protection against U.S. inflation through a portfolio of inflation-indexed bonds primarily issued by the U.S. Treasury, as well as other investment grade bonds.

Dreyfus Variable Investment Fund
Appreciation Portfolio	Long-term capital growth and income by investing in common stocks of large “blue chip” companies.

Developing Leaders Portfolio	Capital growth by primarily investing in securities of small U.S. companies.

Dreyfus Stock Index Funds, Inc.	Match the total return of the Standard & Poor’s (S&P) 500 Composite Stock Price Index by investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index.

The Dreyfus Socially Responsible Growth Fund, Inc.
Capital growth and current income by investing in common stocks of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio	High total return by investing primarily in large U.S. companies.

Insurance Trust Small Cap Core Portfolio	High total return by investing in small companies.

Insurance Trust Mid Cap Value Portfolio	Growth from capital appreciation by investing in equity securities of mid-cap companies.

Franklin Templeton Variable Insurance Product Trust
Franklin Global Real Estate Securities Fund (Class II)	Capital appreciation and current income by investing in securities of companies operating in the real estate industry.

Franklin Small-Mid Cap Growth Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of small and mid-size U.S. companies.

Templeton Developing Markets Securities Fund (ClassII)	Long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries.

Templeton Foreign Securities Fund (Class II)	Long-term capital growth by investing primarily in equity securities of foreign companies.

Calamos Advisors Trust
Calamos Growth and Income Portfolio	High long-term total return by investing primarily in convertible, equity and fixed-income securities.

AIM Variable Insurance Funds
V.I. Capital Appreciation Fund (Series I)	Long-term growth of capital by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

V.I. Technology Fund (Series I)	Capital growth by investing broadly in equity securities across the technology universe.

20

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

V.I. Core Equity Fund (Series I)	Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued.

Seligman Portfolios, Inc.
Communications and Information Portfolio (Class II)	Capital gain by investing in securities of companies operating in the communications, information and related industries.

Capital Portfolio (Class II)	Capital appreciation by investing primarily in common stocks of medium-sized U.S. companies.

Smaller-Cap Value Portfolio (Class II)	Long-term capital appreciation by investing generally in smaller companies believed to be undervalued.

Fidelity Variable Insurance Products
VIP Contrafund Portfolio	Long term capital appreciation by investing in growth and value stocks.

VIP Freedom Funds – Income	High total return with preservation of capital by investing fixed income and short term money market funds.

VIP Freedom Funds – 2010	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2015	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2020	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2025	High total return with preservation of capital by investing in fixed income and short term money market funds.

VIP Freedom Funds – 2030	High total return with preservation of capital by investing in fixed income and short term money market funds.

Fund Changes

During the year ended December 31, 2009, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated American Leaders Fund II	Federated Clover Value Fund II	May 1, 2009
JPMorgan U.S. Large Cap Core Equity Portfolio	JPMorgan Insurance Trust U.S. Equity Portfolio	May 1, 2009
JPMorgan Small Company Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio	May 1, 2009
JPMorgan Mid Cap Value Portfolio	JPMorgan Insurance Trust Mid Cap Value Portfolio	May 1, 2009

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Financial Statements - The preparation of financial statements on the basis of generally accepted accounting principles in the United States of America (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the Series-Type Mutual Funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gains distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at fair value (Net asset value (NAV) of the underlying mutual fund which is valued at fair value).  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gains distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

In September 2006, the FASB issued new guidance to provide a single definition of fair value, together with a framework for measuring it, and required additional disclosure about the use of fair value to measure assets and liabilities.  The FASB emphasized that fair value is a market-based measurement, not an entity-specific measurement, and it established a fair value hierarchy with the highest priority being the quoted price in active markets.  This guidance became effective for years beginning after November 15, 2007.  The Company adopted it on January 1, 2008 with no material impact to the financial statements.  Please see Note 2 Fair Value Measurement for disclosures pertaining to this guidance.

In April 2009, the FASB issued new guidance to clarify fair valuation in inactive markets and includes all assets and liabilities subject to fair valuation measurements.  Enhanced disclosures related to the fair value of assets and liabilities became required.  This guidance became effective for financial statements issued for interim and annual periods ending after June 15, 2009.  The Company elected early adoption effective for the period ended March 31, 2009 with retroactive application effective January 1, 2009 with no material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through the date that the financial statements have been issued.

22

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The aggregate cost of purchases and proceeds from sales for the year were as follows:

2009	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Clover Value Fund II	$ 669	$ 711
Federated High Income Bond Fund II	521	482
Federated Prime Money Fund II	4,353	5,106
MFS Research Series	778	996
MFS Growth Series	1,179	1,781
MFS Total Return Series	737	973
MFS Research Bond Series	550	583
MFS Strategic Income Series	290	246
MFS Utilities Series	2,138	2,170
American Century VP Capital Appreciation Fund	630	807
American Century VP International Fund	829	917
American Century VP Value Fund	1,260	1,140
American Century VP Income & Growth Fund	260	335
American Century VP Ultra Fund	179	175
American Century VP Mid Cap Value Fund	35	33
American Century VP Inflation Protection Fund (Class II)	269	245
Dreyfus Appreciation Portfolio	1,023	1,045
Dreyfus Developing Leaders Portfolio	1,023	1,121
Dreyfus Stock Index Fund, Inc.	3,239	4,156
The Dreyfus Socially Responsible Growth Fund, Inc.	158	185
JPMorgan Insurance Trust U.S. Equity Portfolio	152	230
JPMorgan Insurance Trust Small Cap Core Portfolio	572	447
JPMorgan Insurance Trust Mid Cap Value Portfolio	319	288
Franklin Global Real Estate Securities Fund (Class II)	672	480
Franklin Small-Mid Cap Growth Securities Fund (Class II)	122	184
Templeton Developing Markets Securities Fund (Class II)	1,451	1,031
Templeton Foreign Securities Fund (Class II)	720	697
Calamos Growth and Income Portfolio	791	936
AIM V.I. Capital Appreciation Fund (Series I)	134	153
AIM V.I. Technology Fund (Series I)	146	164
AIM V.I. Core Equity Fund (Series I)	203	236
Seligman Communications and Information Portfolio (Class II)	510	640
Seligman Capital Portfolio (Class II)	237	390
Seligman Smaller-Cap Value Portfolio (Class II)	293	204
Fidelity VIP Contrafund Portfolio	200	132
Fidelity VIP Freedom Funds - Income	37	4
Fidelity VIP Freedom Funds - 2010	10	4
Fidelity VIP Freedom Funds - 2015	42	52
Fidelity VIP Freedom Funds - 2020	39	12
Fidelity VIP Freedom Funds - 2025	86	4
Fidelity VIP Freedom Funds - 2030	22	15

23

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2008	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated American Leaders Fund II	$ 1,680	$ 819
Federated High Income Bond Fund II	561	569
Federated Prime Money Fund II	4,728	4,056
MFS Research Series	841	1,139
MFS Growth Series	1,283	1,842
MFS Total Return Series	1,034	1,062
MFS Research Bond Series	517	820
MFS Strategic Income Series	240	194
MFS Utilities Series	3,671	2,631
American Century VP Capital Appreciation Fund	955	1,119
American Century VP International Fund	1,481	1,177
American Century VP Value Fund	1,599	1,135
American Century VP Income & Growth Fund	493	464
American Century VP Ultra Fund	325	163
American Century VP Mid Cap Value Fund	28	15
American Century VP Inflation Protection Fund (Class II)	659	446
Dreyfus Appreciation Portfolio	1,074	1,121
Dreyfus Developing Leaders Portfolio	1,343	1,501
Dreyfus Stock Index Fund, Inc.	3,534	5,460
The Dreyfus Socially Responsible Growth Fund, Inc.	170	194
JPMorgan U.S. Large Cap Core Equity Portfolio	187	211
JPMorgan Small Company Portfolio	803	578
JPMorgan Mid Cap Value Portfolio	497	335
Franklin Global Real Estate Securities Fund (Class II)	1,304	700
Franklin Small-Mid Cap Growth Securities Fund (Class II)	259	167
Templeton Developing Markets Securities Fund (Class II)	1,104	591
Templeton Foreign Securities Fund (Class II)	1,059	703
Calamos Growth and Income Portfolio	763	1,631
AIM V.I. Capital Appreciation Fund (Series I)	233	268
AIM V.I. Technology Fund (Series I)	77	119
AIM V.I. Core Equity Fund (Series I)	252	242
Seligman Communications and Information Portfolio (Class II)	242	347
Seligman Capital Portfolio (Class II)	435	428
Seligman Smaller-Cap Value Portfolio (Class II)	626	251
Fidelity VIP Contrafund Portfolio	381	288
Fidelity VIP Freedom Funds - Income	5	1
Fidelity VIP Freedom Funds - 2010	9	1
Fidelity VIP Freedom Funds - 2015	199	144
Fidelity VIP Freedom Funds - 2020	157	38
Fidelity VIP Freedom Funds - 2025	18	3
Fidelity VIP Freedom Funds - 2030	120	109

24

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Fair Value Measurement

In accordance with FASB ASC 820, ‘Fair Value Measurements and Disclosures,” the Company groups its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value.  These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.  Level 1 assets include U.S. Treasury Notes and Bonds, other U.S. Government securities and certain common and preferred stocks that are traded by dealers or brokers in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of option pricing models, discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2009 all assets measured at fair value on a recurring basis totaling $91,101 were Level 2 assets.

The Account did not have any assets or liabilities reported at fair value on a nonrecurring basis required to be disclosed under FASB ASC 820.

NAV of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair value of the underlying securities is based on quoted prices similar assets and used to determine the NAV of the separate account.  Sale of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

25

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Contract Charges

Century II Variable Universal Life

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2009, $2,046,000 (2008 - $3,139,000) was assessed in surrender charges.

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter.  An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Accumulator Variable Universal Life

A premium expense charge of 5.0% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2009, $8,000 (2008 - $0) was assessed in surrender charges.

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $10.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $1.36 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

During the year ended 2009, other contract charges, primarily annual administrative fees, totaled $7,159,000 (2008 - $8,033,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life plan.

Century II Heritage Survivorship Variable Universal Life

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract.  A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

26

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Survivorship Variable Universal Life

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.  In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal “deferred acquisition” tax and state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risks assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum is 0.9%) of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts.  An additional fee of $12.50 per month is charged for the first five contract years.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge.  During the year ended 2009, other contract charges totaled $565,000 (2008 - $682,000).

Century II Alliance Variable Universal Life

A premium expense charge of 6.35% of premium receipts is deducted from each premium payment to cover state and local taxes and administrative expenses associated with the contract.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount.  During the year ended 2009, $634,000 (2008 - $648,000) was assessed in surrender charges and other contract charges totaled $1,421,000 (2008 - $1,633,000).

Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month.  KCL is currently not charging the per thousand portion of the monthly administrative fee.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

27

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year are as follows:

2009:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Clover Value Fund II	$ 19	$ 1	$ 1	$ 21
Federated High Income Bond Fund II	9	1	1	11
Federated Prime Money Fund II	23	3	3	29
MFS Research Series	30	2	1	33
MFS Growth Series	54	4	1	59
MFS Total Return Series	23	2	2	27
MFS Research Bond Series	11	2	1	14
MFS Strategic Income Series	5	-	-	5
MFS Utilities Series	55	5	5	65
American Century VP Capital Appreciation Fund	17	1	1	19
American Century VP International Fund	23	1	2	26
American Century VP Value Fund	19	1	4	24
American Century VP Income & Growth Fund	6	1	1	8
American Century VP Ultra Fund	2	-	2	4
American Century VP Mid Cap Value Fund	-	-	-	-
American Century VP Inflation Protection Fund (Class II)	2	1	-	3
Dreyfus Appreciation Portfolio	26	2	1	29
Dreyfus Developing Leaders Portfolio	29	2	2	33
Dreyfus Stock Index Fund, Inc.	85	7	6	98
The Dreyfus Socially Responsible Growth Fund, Inc.	6	-	-	6
JPMorgan Insurance Trust U.S. Equity Portfolio	5	1	1	7
JPMorgan Insurance Trust Small Cap Core Portfolio	9	1	2	12
JPMorgan Insurance Trust Mid Cap Value Portfolio	6	-	2	8
Franklin Global Real Estate Securities Fund (Class II)	9	1	2	12
Franklin Small-Mid Cap Growth Securities Fund (Class II)	3	-	1	4
Templeton Developing Markets Securities Fund (Class II)	11	1	2	14
Templeton Foreign Securities Fund (Class II)	12	1	3	16
Calamos Growth and Income Portfolio	22	1	3	26
AIM V.I. Capital Appreciation Fund (Series I)	2	1	-	3
AIM V.I. Technology Fund (Series I)	2	-	1	3
AIM V.I. Core Equity Fund (Series I)	5	-	2	7
Seligman Communications and Information Portfolio (Class II)	9	-	1	10
Seligman Capital Portfolio (Class II)	7	-	1	8
Seligman Smaller-Cap Value Portfolio (Class II)	3	-	2	5
Fidelity VIP Contrafund Portfolio	2	-	-	2
Fidelity VIP Freedom Funds - Income	-	-	-	-
Fidelity VIP Freedom Funds - 2010	-	-	-	-
Fidelity VIP Freedom Funds - 2015	-	-	-	-
Fidelity VIP Freedom Funds - 2020	1	-	-	1
Fidelity VIP Freedom Funds - 2025	-	-	-	-
Fidelity VIP Freedom Funds - 2030	-	-	-	-
	$ 552	$ 43	$ 57	$ 652

28

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Change in Units Outstanding

The changes in units outstanding for the year were as follows:

2009:	Units Purchased	Units Redeemed	Net Increase (Decrease)
		(in thousands)

Federated Clover Value Fund II	50	56	(6)
Federated High Income Bond Fund II	23	30	(7)
Federated Prime Money Fund II	323	375	(52)
MFS Research Series	53	71	(18)
MFS Growth Series	83	120	(37)
MFS Total Return Series	35	54	(19)
MFS Research Bond Series	28	33	(5)
MFS Strategic Income Series	15	17	(2)
MFS Utilities Series	69	83	(14)
American Century VP Capital Appreciation Fund	49	62	(13)
American Century VP International Fund	57	64	(7)
American Century VP Value Fund	133	130	3
American Century VP Income & Growth Fund	36	54	(18)
American Century VP Ultra Fund	19	18	1
American Century VP Mid Cap Value Fund	4	4	-
American Century VP Inflation Protection Fund (Class II)	22	21	1
Dreyfus Appreciation Portfolio	54	80	(26)
Dreyfus Developing Leaders Portfolio	104	118	(14)
Dreyfus Stock Index Fund, Inc.	206	365	(159)
The Dreyfus Socially Responsible Growth Fund, Inc.	8	9	(1)
JPMorgan Insurance Trust U.S. Equity Portfolio	13	20	(7)
JPMorgan Insurance Trust Small Cap Core Portfolio	48	37	11
JPMorgan Insurance Trust Mid Cap Value Portfolio	23	22	1
Franklin Global Real Estate Securities Fund (Class II)	44	42	2
Franklin Small-Mid Cap Growth Securities Fund (Class II)	20	29	(9)
Templeton Developing Markets Securities Fund (Class II)	71	54	17
Templeton Foreign Securities Fund (Class II)	35	39	(4)
Calamos Growth and Income Portfolio	48	63	(15)
AIM V.I. Capital Appreciation Fund (Series I)	32	38	(6)
AIM V.I. Technology Fund (Series I)	51	60	(9)
AIM V.I. Core Equity Fund (Series I)	28	34	(6)
Seligman Communications and Information Portfolio (Class II)	67	77	(10)
Seligman Capital Portfolio (Class II)	43	67	(24)
Seligman Smaller-Cap Value Portfolio (Class II)	24	17	7
Fidelity VIP Contrafund Portfolio	28	18	10
Fidelity VIP Freedom Funds - Income	4	-	4
Fidelity VIP Freedom Funds - 2010	1	-	1
Fidelity VIP Freedom Funds - 2015	5	6	(1)
Fidelity VIP Freedom Funds - 2020	4	1	3
Fidelity VIP Freedom Funds - 2025	10	-	10
Fidelity VIP Freedom Funds - 2030	3	2	1

29

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2009 as follows:

						For the Year Ended
	At December 31, 2009					December 31, 2009

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Clover Value Fund II	199	$ 8.379	to	$ 16.101	$ 2,878	2.65%	0.5% to 0.9%	13.69%	to	14.14%
Federated High Income Bond Fund II	82	16.925	to	19.956	1,558	11.09	0.5 to 0.9	51.48%	to	52.09%
Federated Prime Money Fund II	239	11.608	to	13.916	3,170	0.48	0.5 to 0.9	-0.45%	to	-0.05%
MFS Research Series	260	10.123	to	18.252	4,476	1.44	0.5 to 0.9	29.38%	to	29.89%
MFS Growth Series	441	9.466	to	19.136	7,890	0.31	0.5 to 0.9	36.44%	to	36.99%
MFS Total Return Series	177	12.705	to	22.302	3,520	3.78	0.5 to 0.9	16.97%	to	17.44%
MFS Research Bond Series	100	15.748	to	19.557	1,868	4.20	0.5 to 0.9	15.12%	to	15.58%
MFS Strategic Income Series	46	15.822	to	16.734	762	9.63	0.5 to 0.9	23.14%	to	23.63%
MFS Utilities Series	293	17.144	to	38.165	9,416	4.89	0.5 to 0.9	32.02%	to	32.55%
American Century VP Capital Appreciation Fund	165	12.438	to	16.744	2,661	0.82	0.5 to 0.9	35.85%	to	36.39%
American Century VP International Fund	211	11.542	to	19.315	3,708	2.02	0.5 to 0.9	32.57%	to	33.10%
American Century VP Value Fund	339	9.634	to	13.345	3,518	5.53	0.5 to 0.9	18.79%	to	19.27%
American Century VP Income & Growth Fund	144	6.632	to	9.798	1,005	4.88	0.5 to 0.9	17.04%	to	17.51%
American Century VP Ultra Fund	53	11.373	to	11.679	606	0.27	0.5 to 0.9	33.28%	to	33.81%
American Century VP Mid Cap Value Fund	6	10.364	to	10.517	61	3.81	0.5 to 0.9	28.78%	to	29.30%
American Century VP Inflation Protection Fund (Class II)	38	12.408	to	12.741	481	1.73	0.5 to 0.9	9.24%	to	9.68%
Dreyfus Appreciation Portfolio	260	10.585	to	15.395	3,846	2.66	0.5 to 0.9	21.46%	to	21.95%
Dreyfus Developing Leaders Portfolio	413	8.336	to	11.930	4,683	1.64	0.5 to 0.9	24.91%	to	25.41%
Dreyfus Stock Index Fund, Inc.	961	9.705	to	14.240	13,016	2.07	0.5 to 0.9	25.20%	to	25.70%
The Dreyfus Socially Responsible Growth Fund, Inc.	35	8.308	to	26.505	765	0.96	0.5 to 0.9	32.56%	to	33.09%
JPMorgan Insurance Trust U.S. Equity Portfolio	69	9.548	to	15.153	943	2.29	0.5 to 0.9	31.23%	to	31.76%
JPMorgan Insurance Trust Small Cap Core Portfolio	139	11.271	to	16.547	1,953	0.78	0.5 to 0.9	21.48%	to	21.97%
JPMorgan Insurance Trust Mid Cap Value Portfolio	80	15.267	to	15.678	1,234	2.27	0.5 to 0.9	25.48%	to	25.99%
Franklin Global Real Estate Securities Fund (Class II)	130	13.592	to	14.813	1,839	12.77	0.5 to 0.9	18.02%	to	18.49%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	66	6.945	to	10.052	488	0.00	0.5 to 0.9	42.29%	to	42.86%
Templeton Developing Markets Securities Fund (Class II)	109	23.072	to	28.843	2,631	3.90	0.5 to 0.9	71.05%	to	71.73%
Templeton Foreign Securities Fund (Class II)	114	13.783	to	27.353	2,426	3.24	0.5 to 0.9	35.82%	to	36.36%
Calamos Growth and Income Portfolio	220	15.053	to	18.875	3,863	2.81	0.5 to 0.9	38.17%	to	38.73%
AIM V.I. Capital Appreciation Fund (Series I)	92	4.137	to	7.299	420	0.64	0.5 to 0.9	19.99%	to	20.47%
AIM V.I. Technology Fund (Series I)	122	2.622	to	7.284	388	0.00	0.5 to 0.9	55.99%	to	56.61%
AIM V.I. Core Equity Fund (Series I)	127	7.323	to	9.409	1,010	1.86	0.5 to 0.9	27.15%	to	27.66%
Seligman Communications and Information Portfolio (Class II)	140	9.228	to	13.391	1,371	0.00	0.5 to 0.9	57.95%	to	58.59%
Seligman Capital Portfolio (Class II)	158	6.355	to	8.749	1,071	0.00	0.5 to 0.9	47.12%	to	47.71%
Seligman Smaller-Cap Value Portfolio (Class II)	59	14.691	to	15.086	878	0.00	0.5 to 0.9	33.88%	to	34.42%
Fidelity VIP Contrafund Portfolio	33	8.458	to	8.549	279	1.32	0.5 to 0.9	34.26%	to	34.79%
Fidelity VIP Freedom Funds - Income	4	10.295	to	10.406	38	7.35	0.5 to 0.9	13.61%	to	14.07%
Fidelity VIP Freedom Funds - 2010	2	9.385	to	9.486	15	4.46	0.5 to 0.9	22.84%	to	23.34%
Fidelity VIP Freedom Funds - 2015	5	9.214	to	9.313	46	2.79	0.5 to 0.9	23.90%	to	24.40%
Fidelity VIP Freedom Funds - 2020	17	8.772	to	8.867	151	3.51	0.5 to 0.9	27.40%	to	27.91%
Fidelity VIP Freedom Funds - 2025	12	8.660	to	8.753	102	7.11	0.5 to 0.9	28.63%	to	29.15%
Fidelity VIP Freedom Funds - 2030	8	8.259	to	8.347	67	2.20	0.5 to 0.9	30.00%	to	30.52%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

30

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2008					December 31, 2008

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	205	$ 7.341	to	$ 14.163	$ 2,615	1.85%	0.5% to 0.9%	-34.39%	to	-34.12%
Federated High Income Bond Fund II	89	11.129	to	13.174	1,120	9.71	0.5 to 0.9	-26.66%	to	-26.36%
Federated Prime Money Fund II	291	11.614	to	13.979	3,923	2.51	0.5 to 0.9	1.62%	to	2.03%
MFS Research Series	278	7.794	to	14.108	3,680	0.53	0.5 to 0.9	-36.66%	to	-36.41%
MFS Growth Series	478	6.910	to	14.025	6,276	0.23	0.5 to 0.9	-37.98%	to	-37.73%
MFS Total Return Series	196	10.818	to	19.066	3,345	3.18	0.5 to 0.9	-22.83%	to	-22.52%
MFS Research Bond Series	105	13.626	to	16.988	1,713	3.02	0.5 to 0.9	-3.24%	to	-2.85%
MFS Strategic Income Series	48	12.798	to	13.590	637	6.07	0.5 to 0.9	-12.83%	to	-12.48%
MFS Utilities Series	307	12.934	to	28.908	7,511	1.54	0.5 to 0.9	-38.23%	to	-37.98%
American Century VP Capital Appreciation Fund	178	9.119	to	12.326	2,122	0.00	0.5 to 0.9	-46.67%	to	-46.45%
American Century VP International Fund	218	8.672	to	14.570	2,898	0.83	0.5 to 0.9	-45.32%	to	-45.10%
American Century VP Value Fund	336	8.110	to	11.190	2,934	2.46	0.5 to 0.9	-27.43%	to	-27.14%
American Century VP Income & Growth Fund	162	5.666	to	8.338	966	2.07	0.5 to 0.9	-35.17%	to	-34.91%
American Century VP Ultra Fund	52	8.533	to	8.728	446	0.00	0.5 to 0.9	-42.01%	to	-41.77%
American Century VP Mid Cap Value Fund	6	8.048	to	8.134	45	0.00	0.5 to 0.9	-25.03%	to	-24.73%
American Century VP Inflation Protection Fund (Class II)	37	11.358	to	11.617	422	4.55	0.5 to 0.9	-2.48%	to	-2.09%
Dreyfus Appreciation Portfolio	286	8.680	to	12.675	3,499	2.02	0.5 to 0.9	-30.18%	to	-29.90%
Dreyfus Developing Leaders Portfolio	427	6.647	to	9.551	3,874	0.92	0.5 to 0.9	-38.15%	to	-37.90%
Dreyfus Stock Index Fund, Inc.	1,120	7.720	to	11.374	12,106	2.08	0.5 to 0.9	-37.71%	to	-37.46%
The Dreyfus Socially Responsible Growth Fund, Inc.	36	6.243	to	19.940	601	0.75	0.5 to 0.9	-35.01%	to	-34.75%
JPMorgan U.S. Large Cap Core Equity Portfolio	76	7.247	to	11.515	789	1.35	0.5 to 0.9	-34.57%	to	-34.31%
JPMorgan Small Company Portfolio	128	9.241	to	13.584	1,497	0.19	0.5 to 0.9	-32.60%	to	-32.33%
JPMorgan Mid Cap Value Portfolio	79	12.167	to	12.444	968	1.09	0.5 to 0.9	-33.81%	to	-33.54%
Franklin Global Real Estate Securities Fund (Class II)	128	11.471	to	12.517	1,534	1.01	0.5 to 0.9	-42.91%	to	-42.68%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	4.881	to	7.036	391	0.00	0.5 to 0.9	-43.01%	to	-42.78%
Templeton Developing Markets Securities Fund (Class II)	92	13.489	to	16.795	1,316	2.68	0.5 to 0.9	-53.13%	to	-52.94%
Templeton Foreign Securities Fund (Class II)	118	10.108	to	20.085	1,875	2.37	0.5 to 0.9	-40.91%	to	-40.68%
Calamos Growth and Income Portfolio	235	10.851	to	13.623	2,993	1.10	0.5 to 0.9	-32.35%	to	-32.08%
AIM V.I. Capital Appreciation Fund (Series I)	98	3.448	to	6.059	366	0.00	0.5 to 0.9	-43.01%	to	-42.78%
AIM V.I. Technology Fund (Series I)	131	1.681	to	4.651	256	0.00	0.5 to 0.9	-45.00%	to	-44.78%
AIM V.I. Core Equity Fund (Series I)	133	5.759	to	7.370	829	2.20	0.5 to 0.9	-30.77%	to	-30.49%
Seligman Communications and Information Portfolio (Class II)	150	5.842	to	8.444	934	0.00	0.5 to 0.9	-36.95%	to	-36.70%
Seligman Capital Portfolio (Class II)	182	4.319	to	5.923	833	0.00	0.5 to 0.9	-48.56%	to	-48.35%
Seligman Smaller-Cap Value Portfolio (Class II)	52	10.973	to	11.223	580	0.00	0.5 to 0.9	-40.12%	to	-39.88%
Fidelity VIP Contrafund Portfolio	23	6.300	to	6.342	146	0.94	0.5 to 0.9	-43.21%	to	-42.98%
Fidelity VIP Freedom Funds - Income	-	9.062	to	9.122	4	8.74	0.5 to 0.9	-11.51%	to	-11.15%
Fidelity VIP Freedom Funds - 2010	1	7.640	to	7.691	7	10.70	0.5 to 0.9	-25.84%	to	-25.54%
Fidelity VIP Freedom Funds - 2015	6	7.437	to	7.487	44	2.67	0.5 to 0.9	-27.95%	to	-27.66%
Fidelity VIP Freedom Funds - 2020	14	6.886	to	6.932	97	3.49	0.5 to 0.9	-33.40%	to	-33.14%
Fidelity VIP Freedom Funds - 2025	2	6.732	to	6.778	12	4.23	0.5 to 0.9	-34.95%	to	-34.69%
Fidelity VIP Freedom Funds - 2030	7	6.353	to	6.395	47	2.45	0.5 to 0.9	-38.73%	to	-38.48%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

31

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2007					December 31, 2007

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	214	$ 11.143	to	$ 21.585	$ 4,197	1.43%	0.5% to 0.9%	-10.48%	to	-10.12%
Federated High Income Bond Fund II	98	15.113	to	17.962	1,678	7.74	0.5 to 0.9	2.50%	to	2.91%
Federated Prime Money Fund II	245	11.383	to	13.756	3,251	4.66	0.5 to 0.9	3.87%	to	4.29%
MFS Research Series	292	12.255	to	22.273	6,142	0.68	0.5 to 0.9	12.18%	to	12.64%
MFS Growth Series	504	11.097	to	22.613	10,715	0.00	0.5 to 0.9	20.08%	to	20.57%
MFS Total Return Series	213	13.963	to	24.707	4,768	2.54	0.5 to 0.9	3.28%	to	3.69%
MFS Research Bond Series	125	14.026	to	17.558	2,123	3.29	0.5 to 0.9	3.27%	to	3.68%
MFS Strategic Income Series	47	14.622	to	15.589	727	4.88	0.5 to 0.9	2.75%	to	3.17%
MFS Utilities Series	326	20.855	to	46.799	13,187	0.92	0.5 to 0.9	26.74%	to	27.26%
American Century VP Capital Appreciation Fund	201	17.030	to	23.111	4,520	0.00	0.5 to 0.9	44.49%	to	45.07%
American Century VP International Fund	221	15.795	to	26.646	5,441	0.65	0.5 to 0.9	16.99%	to	17.46%
American Century VP Value Fund	346	11.176	to	15.358	4,122	1.52	0.5 to 0.9	-5.99%	to	-5.61%
American Century VP Income & Growth Fund	184	8.741	to	12.811	1,693	1.83	0.5 to 0.9	-0.97%	to	-0.57%
American Century VP Ultra Fund	45	14.714	to	14.989	672	0.00	0.5 to 0.9	19.93%	to	20.41%
American Century VP Mid Cap Value Fund	4	10.734	to	10.806	44	1.03	0.5 to 0.9	-3.18%	to	-2.80%
American Century VP Inflation Protection Fund (Class II)	22	11.647	to	11.865	255	4.52	0.5 to 0.9	8.54%	to	8.97%
Dreyfus Appreciation Portfolio	316	12.383	to	18.154	5,543	1.54	0.5 to 0.9	6.17%	to	6.60%
Dreyfus Developing Leaders Portfolio	462	10.705	to	15.443	6,782	0.75	0.5 to 0.9	-11.86%	to	-11.51%
Dreyfus Stock Index Fund, Inc.	1,268	12.344	to	18.258	22,083	1.71	0.5 to 0.9	4.31%	to	4.73%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	9.568	to	30.599	955	0.52	0.5 to 0.9	6.81%	to	7.24%
JPMorgan U.S. Large Cap Core Equity Portfolio	78	11.032	to	17.551	1,244	1.09	0.5 to 0.9	0.74%	to	1.15%
JPMorgan Small Company Portfolio	124	13.655	to	20.098	2,187	0.01	0.5 to 0.9	-6.52%	to	-6.14%
JPMorgan Mid Cap Value Portfolio	75	18.381	to	18.725	1,388	0.84	0.5 to 0.9	1.53%	to	1.94%
Franklin Global Real Estate Securities Fund (Class II)	127	20.012	to	21.864	2,672	2.33	0.5 to 0.9	-21.58%	to	-21.26%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	72	8.565	to	12.298	656	0.00	0.5 to 0.9	10.24%	to	10.68%
Templeton Developing Markets Securities Fund (Class II)	92	28.779	to	35.691	2,798	2.30	0.5 to 0.9	27.63%	to	28.14%
Templeton Foreign Securities Fund (Class II)	112	17.039	to	33.899	3,108	1.96	0.5 to 0.9	14.42%	to	14.88%
Calamos Growth and Income Portfolio	301	15.975	to	20.081	5,591	1.40	0.5 to 0.9	7.89%	to	8.32%
AIM V.I. Capital Appreciation Fund (Series I)	103	6.050	to	10.588	672	0.00	0.5 to 0.9	11.01%	to	11.45%
AIM V.I. Technology Fund (Series I)	148	3.056	to	8.423	510	0.00	0.5 to 0.9	6.73%	to	7.16%
AIM V.I. Core Equity Fund (Series I)	135	8.319	to	10.604	1,210	1.17	0.5 to 0.9	7.14%	to	7.57%
Seligman Communications and Information Portfolio (Class II)	163	9.266	to	13.339	1,610	0.00	0.5 to 0.9	14.08%	to	14.54%
Seligman Capital Portfolio (Class II)	176	8.396	to	11.467	1,566	0.00	0.5 to 0.9	15.20%	to	15.67%
Seligman Smaller-Cap Value Portfolio (Class II)	47	18.326	to	18.669	861	0.00	0.5 to 0.9	3.02%	to	3.44%
Fidelity VIP Contrafund Portfolio d	13	11.092	to	11.122	149	1.99	0.5 to 0.9	10.92%	to	11.22%
Fidelity VIP Freedom Funds - Income d	-	10.240	to	10.267	-	0.00	0.5 to 0.9	2.40%	to	2.67%
Fidelity VIP Freedom Funds - 2010 d	-	10.302	to	10.330	-	0.00	0.5 to 0.9	3.02%	to	3.29%
Fidelity VIP Freedom Funds - 2015 d	-	10.321	to	10.349	4	25.52	0.5 to 0.9	3.21%	to	3.49%
Fidelity VIP Freedom Funds - 2020 d	2	10.340	to	10.368	26	14.71	0.5 to 0.9	3.40%	to	3.68%
Fidelity VIP Freedom Funds - 2025 d	-	10.350	to	10.378	2	7.50	0.5 to 0.9	3.50%	to	3.78%
Fidelity VIP Freedom Funds - 2030 d	7	10.368	to	10.396	68	5.98	0.5 to 0.9	3.68%	to	3.96%

a  The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2007.

32

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2006					December 31, 2006

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	215	$ 12.397	to	$ 24.112	$ 4,742	1.46%	0.5% to 0.9%	15.76%	to	16.23%
Federated High Income Bond Fund II	95	14.685	to	17.525	1,578	8.76	0.5 to 0.9	9.81%	to	10.25%
Federated Prime Money Fund II	225	10.915	to	13.243	2,878	4.40	0.5 to 0.9	3.57%	to	3.99%
MFS Research Series	302	10.880	to	19.854	5,693	0.49	0.5 to 0.9	9.49%	to	9.93%
MFS Growth Series	532	9.204	to	18.832	9,457	0.00	0.5 to 0.9	6.93%	to	7.36%
MFS Total Return Series	218	13.465	to	23.923	4,732	2.30	0.5 to 0.9	10.89%	to	11.34%
MFS Research Bond Series	128	13.528	to	17.002	2,106	4.29	0.5 to 0.9	3.12%	to	3.53%
MFS Strategic Income Series	44	14.173	to	15.171	654	5.09	0.5 to 0.9	5.72%	to	6.14%
MFS Utilities Series	320	16.388	to	36.924	10,365	1.98	0.5 to 0.9	30.09%	to	30.61%
American Century VP Capital Appreciation Fund	193	11.739	to	15.995	3,006	0.00	0.5 to 0.9	16.17%	to	16.64%
American Century VP International Fund	216	13.447	to	22.776	4,585	1.57	0.5 to 0.9	23.91%	to	24.40%
American Century VP Value Fund	325	11.888	to	16.272	4,075	1.29	0.5 to 0.9	17.59%	to	18.06%
American Century VP Income & Growth Fund	177	8.826	to	12.884	1,631	1.76	0.5 to 0.9	16.04%	to	16.50%
American Century VP Ultra Fund	37	12.269	to	12.449	452	0.00	0.5 to 0.9	-4.14%	to	-3.76%
American Century VP Mid Cap Value Fund d	1	11.087	to	11.117	6	1.80	0.5 to 0.9	10.87%	to	11.17%
American Century VP Inflation Protection (Class II)	16	10.731	to	10.888	168	3.33	0.5 to 0.9	0.70%	to	1.10%
Dreyfus Appreciation Portfolio	326	11.617	to	17.100	5,392	1.53	0.5 to 0.9	15.44%	to	15.90%
Dreyfus Developing Leaders Portfolio	481	12.097	to	17.521	8,024	0.40	0.5 to 0.9	2.84%	to	3.25%
Dreyfus Stock Index Fund, Inc.	1,324	11.786	to	17.504	22,170	1.67	0.5 to 0.9	14.47%	to	14.92%
The Dreyfus Socially Responsible Growth Fund, Inc.	37	8.921	to	28.568	912	0.11	0.5 to 0.9	8.23%	to	8.66%
JPMorgan U.S. Large Cap Core Equity Portfolio	74	10.906	to	17.373	1,182	0.97	0.5 to 0.9	15.53%	to	15.99%
JPMorgan Small Company Portfolio	116	14.549	to	21.440	2,251	0.00	0.5 to 0.9	13.98%	to	14.43%
JPMorgan Mid Cap Value Portfolio	70	18.104	to	18.369	1,273	0.53	0.5 to 0.9	15.80%	to	16.26%
Franklin Real Estate Fund (Class II)	135	25.415	to	27.803	3,628	1.96	0.5 to 0.9	19.51%	to	19.98%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	75	7.769	to	11.111	608	0.00	0.5 to 0.9	7.72%	to	8.15%
Templeton Developing Markets Securities Fund (Class II)	95	22.550	to	27.853	2,225	1.12	0.5 to 0.9	26.95%	to	27.45%
Templeton Foreign Securities Fund (Class II)	105	14.832	to	29.546	2,594	1.25	0.5 to 0.9	20.36%	to	20.84%
Calamos Growth and Income Portfolio	294	14.748	to	18.561	5,061	2.07	0.5 to 0.9	8.47%	to	8.90%
AIM V. I. Capital Appreciation Fund (Series I)	101	5.450	to	9.500	591	0.06	0.5 to 0.9	6.83%	to	7.26%
AIM V. I. Technology Fund (Series I)	142	2.863	to	7.860	455	0.00	0.5 to 0.9	9.49%	to	9.93%
AIM V. I. Core Equity Fund (Series I)	126	7.764	to	9.857	1,046	1.67	0.5 to 0.9	14.21%	to	14.67%
Seligman Communications and Information Portfolio (Class II)	161	8.123	to	11.646	1,394	0.00	0.5 to 0.9	20.92%	to	21.41%
Seligman Capital Portfolio (Class II)	166	7.288	to	9.914	1,283	0.00	0.5 to 0.9	4.86%	to	5.28%
Seligman Smaller-Cap Value Portfolio (Class II)	38	17.789	to	18.049	681	0.00	0.5 to 0.9	19.91%	to	20.39%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2006

33

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

						For the Year Ended
	At December 31, 2005					December 31, 2005

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated American Leaders Fund II	222	$ 10.666	to	$ 20.828	$ 4,263	1.51%	0.5% to 0.9%	4.08%	to	4.50%
Federated High Income Bond Fund II	113	13.320	to	15.959	1,692	8.07	0.5 to 0.9	1.74%	to	2.15%
Federated Prime Money Fund II	298	10.497	to	12.786	3,721	2.66	0.5 to 0.9	1.77%	to	2.18%
MFS Research Series	299	9.898	to	18.133	5,147	0.47	0.5 to 0.9	6.84%	to	7.26%
MFS Growth Series	562	8.573	to	17.611	9,341	0.00	0.5 to 0.9	8.21%	to	8.65%
MFS Total Return Series	218	12.094	to	21.573	4,282	1.98	0.5 to 0.9	1.90%	to	2.31%
MFS Research Bond Series	133	13.066	to	16.488	2,121	5.03	0.5 to 0.9	0.61%	to	1.01%
MFS Strategic Income Series	43	13.353	to	14.351	599	6.69	0.5 to 0.9	0.98%	to	1.38%
MFS Utilities Series	327	12.547	to	28.383	8,309	0.59	0.5 to 0.9	15.79%	to	16.26%
American Century VP Capital Appreciation Fund	181	10.065	to	13.768	2,453	0.00	0.5 to 0.9	20.97%	to	21.46%
American Century VP International Fund	213	10.809	to	18.381	3,721	1.19	0.5 to 0.9	12.24%	to	12.69%
American Century VP Value Fund	300	10.110	to	13.782	3,174	0.83	0.5 to 0.9	4.09%	to	4.51%
American Century VP Income & Growth Fund	167	7.606	to	11.059	1,331	1.82	0.5 to 0.9	3.70%	to	4.11%
American Century VP Ultra Fund	30	12.799	to	12.935	385	0.00	0.5 to 0.9	1.25%	to	1.66%
American Century VP Inflation Protection (Class II)	16	10.656	to	10.769	169	4.22	0.5 to 0.9	0.66%	to	1.06%
Dreyfus Appreciation Portfolio	338	10.023	to	14.813	4,866	0.02	0.5 to 0.9	3.45%	to	3.86%
Dreyfus Developing Leaders Portfolio	488	11.715	to	17.037	7,947	0.00	0.5 to 0.9	4.86%	to	5.27%
Dreyfus Stock Index Fund, Inc.	1,400	10.256	to	15.292	20,529	1.61	0.5 to 0.9	3.76%	to	4.17%
The Dreyfus Socially Responsible Growth Fund, Inc.	39	8.211	to	26.325	889	0.00	0.5 to 0.9	2.69%	to	3.10%
JPMorgan U.S. Large Cap Core Equity Portfolio	73	9.402	to	14.996	1,010	1.22	0.5 to 0.9	0.44%	to	0.85%
JPMorgan Small Company Portfolio	94	12.714	to	18.759	1,636	0.00	0.5 to 0.9	2.49%	to	2.90%
JPMorgan Mid Cap Value Portfolio	50	15.634	to	15.800	781	0.18	0.5 to 0.9	8.24%	to	8.67%
Franklin Real Estate Fund (Class II)	129	21.182	to	23.201	2,906	1.35	0.5 to 0.9	12.46%	to	12.91%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	73	7.212	to	10.273	550	0.00	0.5 to 0.9	3.85%	to	4.27%
Templeton Developing Markets Securities Fund (Class II)	65	17.763	to	21.854	1,193	1.30	0.5 to 0.9	26.29%	to	26.79%
Templeton Foreign Securities Fund (Class II)	88	12.274	to	24.481	1,862	1.12	0.5 to 0.9	9.18%	to	9.62%
Calamos Growth and Income Portfolio	282	13.542	to	17.065	4,471	2.39	0.5 to 0.9	6.19%	to	6.62%
AIM V. I. Dent Demographic Trends Fund (Series I)	106	5.102	to	8.857	578	0.00	0.5 to 0.9	5.26%	to	5.68%
AIM V. I. Technology Fund (Series I)	132	2.615	to	7.150	381	0.00	0.5 to 0.9	1.26%	to	1.67%
AIM V. I. Premier Equity Fund (Series I)	116	6.798	to	8.596	823	0.84	0.5 to 0.9	4.71%	to	5.13%
Seligman Communications and Information Portfolio (Class II)	147	6.718	to	9.593	1,041	0.00	0.5 to 0.9	6.56%	to	6.99%
Seligman Capital Portfolio (Class II)	164	6.951	to	9.417	1,200	0.00	0.5 to 0.9	11.20%	to	11.64%
Seligman Smaller-Cap Value Portfolio (Class II)	29	14.835	to	14.992	427	0.23	0.5 to 0.9	-4.98%	to	-4.61%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

34

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Life Separate Account
and
The Board of Directors and Stockholders

Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprising individual subaccounts as listed in note 1 to the financial statements) as of December 31, 2009, and the related statement of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts of Kansas City Life Variable Life Separate Account as of December 31, 2009 and the results of its operations for the period or year then ended, the changes in its net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

April 6, 2010

35

PART C

OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolution.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)

(b)  Custodian Agreements.

Not Applicable.

(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (11)

(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (11)

(d)  Contracts.

(1)	Specimen Contract Form. (1)

(2)	Disability Continuance of Insurance Rider. (2)

(3)	Accidental Death Rider. (2)

(4)	Option to Increase Specified Amount Rider. (2)

(5)	Spouse’s Term Insurance Rider. (2)

(6)	Children’s Term Insurance Rider. (2)

(7)	Other Insured Term Insurance Rider. (2)

(8)	Extra Protection Rider. (2)

(9)	Disability Premium Benefit Rider. (2)

(10)	Temporary Life Insurance Agreement. (2)

(11)	Unisex Contract Amendment. (2)

(12)	Maturity Extension Rider. (3)

(13)	Accelerated Death Benefit/Living Benefits Rider. (4)

(14)	Monthly Benefit Rider. (8)

(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (9)

(16)	Accelerated Death Benefit/Terminal Illness Rider. (9)

(e)  Applications.

Application Form. (5)

1

(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts. (7)

(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)

a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)

c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (11)

d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (12)

(3)	Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (11)

a.	Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (11)

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (12)

a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (12)

(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)

a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)

2

b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (11)

c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (12)

(7)
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (12)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (11)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)

a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)

b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)

c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)

d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (11)

(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (11)

a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (11)

b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (11)

(i)  Administrative Contracts.

(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (11)

(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (11)

(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (11)

(j)  Other Material Contracts.

(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (10)

(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (10)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (10)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (10)

3

(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (10)

(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (10)

(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (11)

(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (11)

(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (11)

(k)  Legal Opinion.

Opinion and Consent of William A. Schalekamp, Esq. as to the legality of the securities being registered. (13)

(l)  Actuarial Opinion.

Not Applicable.

(m)  Calculations.

Not Applicable.

(n)  Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. (13)

(2)	Consent of KPMG LLP. (13)

(o)  Omitted Financial Statements.

Not Applicable.

(p)  Initial Capital Agreements.

Not Applicable.

(q)  Redeemability Exemption.

Memorandum describing issuance, transfer and redemption procedures. (6)
__________

(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).

(3)  Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 1998 (File No. 033-95354).

4

(4)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(5)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 4, 2001 (File No. 333-49000).

(6)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed on April 19, 1999 (File No. 033-95354).

(7)  Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2003 (File No. 033-95354).

(8)  Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2006 (File No. 033-95354).

(9)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).

(10)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(11)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(12)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(13)  Filed herewith.

5

Item 27.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
John C. Cozad	Director
Charles R. Duffy, Jr.	Senior Vice President, Operations
Richard L. Finn	Director
Daryl D. Jensen	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
Cecil R. Miller	Director
Robert J. Milroy	Vice President, Underwriting and New Business
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Bradford T. Nordholm	Director
William A. Schalekamp	Senior Vice President, General Counsel, Secretary and Director

 * The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

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2.  The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3.  To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4.  Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5.  Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6.  The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7.  The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

8.  The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9.  For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other

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enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10.  For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11.  Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12.  To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.

13.  The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14.  If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

(a)  Other Activity.

In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Life Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b)  Management.

The directors and principal officers of Sunset Financial Services, Inc. are as follows:

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Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Charles R. Duffy, Jr.	Director
Gary K. Hoffman	Assistant Secretary
Kim P. Kirkman	Assistant Vice President
Donald E. Krebs	Vice President and Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Bruce G. Olberding	President and Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Vice President

* The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,519,126.00	None	N/A	N/A

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 21 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be here unto affixed and attested, all in the City of Kansas City and the State of Missouri on the 26th day of April, 2010.

Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ William A. Schalekamp William A. Schalekamp	By: /s/ R. Philip Bixby R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 26, 2010

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 26, 2010

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 26, 2010

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 26, 2010

/s/ Kevin G. Barth Kevin G. Barth	Director	April 26, 2010

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 26, 2010

/s/ William R. Blessing William R. Blessing	Director	April 26, 2010

/s/ Michael Braude Michael Braude	Director	April 26, 2010

/s/ John C. Cozad John C. Cozad	Director	April 26, 2010

______________________________ Richard L. Finn	Director	April 26, 2010

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/s/ Daryl D. Jensen Daryl D. Jensen	Director	April 26, 2010

/s/ Cecil R. Miller Cecil R. Miller	Director	April 26, 2010

/s/ Mark A. Milton Mark A. Milton	Director	April 26, 2010

/s/ Bradford T. Nordholm Bradford T. Nordholm	Director	April 26, 2010

/s/ William A. Schalekamp William A. Schalekamp	Director	April 26, 2010

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